[front cover]

December 31, 2000

                               AMERICAN CENTURY
                              VARIABLE PORTFOLIOS
                                 Annual Report

[graphic of runners]
[graphic of person looking at computer screen]

VP Value

                                  [american century logo and text logo(reg.sm)]


[inside front cover]

[Dalbar seal]

     American Century's reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

[left margin]

VARIABLE PORTFOLIOS
VP VALUE
-----------------------------------


Our Message to You
--------------------------------------------------------------------------------

[photo of James E. Stowers, Jr. and James E. Stowers III]
James E. Stowers, Jr., standing, with  James E. Stowers III

     The year covered in this report was among the more remarkable in the market's recent history. Investors witnessed a stunning advance in technology-oriented stocks during the first half, followed by a swift and dramatic retreat from their record-breaking heights. The steep correction brought a steadily broadening stock market, and increasing signs of a slowing economy led to improved returns for value-oriented investors.

     Despite their style of investing being out of favor for a frustratingly long time, our value portfolio managers adhered to their disciplined strategy of investing in high-quality, inexpensively priced companies. Therefore, they were prepared when the market's focus returned to fundamentals--factors such as a company's financial strength, the quality of its management team, its competitive positioning in the industry, and, of course, its earnings. We are pleased that once again VP Value has shown that when the value style is in vogue, we are capable of providing above-average returns at attractive levels of risk.

     Turning to corporate matters, in late December, Chase Manhattan Corp. completed its merger with J.P. Morgan & Co., Inc., which has been a substantial minority shareholder in American Century Companies, Inc., since 1998. Corporate control of American Century is not affected by this transaction. We welcome Chase as a new shareholder in American Century, and look forward to working with J.P. Morgan Chase, as the new enterprise is called, for the benefit of fund shareholders.

     In other corporate news, some American Century executives have assumed important new responsibilities. For example, we chose to share the chairman of the board position and named American Century President William M. Lyons chief executive officer, giving him ultimate management responsibility for the entire company.

     These changes, plus the promotion of some key investment professionals, strengthen the leadership of our investment management area and allow us to pursue additional worthwhile endeavors. For example, Jim Stowers III will focus more on product innovation, working to develop the next generation of portfolio management technologies. However, his first priority will continue to be his active participation on the investment teams responsible for the Ultra and Veedot funds.

     As always, we appreciate your continued confidence in American Century.

Sincerely,

/signature/                             /signature/
James E. Stowers, Jr.                   James E. Stowers III
Founder and Chairman                    Co-Chairman of the Board

[right margin]

                               Table of Contents

   Report Highlights ......................................................    2
   Market Perspective .....................................................    3

VP VALUE
   Performance Information ................................................    4
   Management Q&A .........................................................    5
   Portfolio at a Glance ..................................................    5
   Top Ten Holdings .......................................................    6
   Top Five Industries ....................................................    6
   Types of Investments ...................................................    7
   Schedule of Investments ................................................    8

FINANCIAL STATEMENTS
   Statement of Assets and
      Liabilities .........................................................   10
   Statement of Operations ................................................   11
   Statement of Changes
      in Net Assets .......................................................   12
   Notes to Financial
      Statements ..........................................................   13
   Financial Highlights ...................................................   15
   Independent Auditors'
      Report ..............................................................   16

OTHER INFORMATION
   Background Information
      Investment Philosophy
         and Policies .....................................................   17
      Comparative Indices .................................................   17
      Portfolio Managers ..................................................   17
   Glossary ...............................................................   18


                                                  www.americancentury.com    1


Report Highlights
--------------------------------------------------------------------------------

MARKET PERSPECTIVE

* The 12-month period ended December 31, 2000, finally saw the tables turn in value investors' favor. For the fiscal year, the S&P 500/BARRA Value Index returned 6.08%, while the broader market, represented by the S&P 500 Composite Index, fell 9.10%. The shift in sentiment was most evident during the last six months of the period, with the S&P 500/BARRA Value rising 10.59%, but the S&P 500 declining 8.72%.

* From late 1999 through early 2000, seemingly every technology-oriented stock experienced astounding share-price growth at the expense of nearly every other segment of the market. Beginning in March, however, investors began to question the growth-at-any-price mentality. By May, the Federal Reserve's series of interest rate increases ultimately put the vitality of future corporate earnings in doubt, propelling investors away from the rich valuations in the technology sector and into the more predictable earnings of many Old Economy companies. At the close of the fund's fiscal year, value investing was back in style.

* Many attractively priced companies still beckon in the aftermath of the narrow market advance of late 1999 and early 2000, and the collapse of the speculative bubble in New Economy stocks also has broadened the value universe.

VP VALUE

* VP Value gained 18.14% for the year, nearly doubling the performance of its benchmark, the Lipper Multi-Cap Value Index, which returned 9.64%.

* Positions in traditional telephone companies detracted most from performance, pressured by a highly competitive environment as well as guilt by association during the downturn in technology-oriented companies.

* While VP Value's relatively small stake in technology companies was actually an overall positive contributor to performance, several holdings were caught in the downdraft of the sector's broad decline.

* Banks and financial services firms were among VP Value's top contributors. The Federal Reserve made its final interest rate hike in May, and the rampant speculation throughout the second half of the period that the Fed would lower rates in response to a slowing economy lifted most financial issues.

* The utility sector also benefited from the stabilized interest rate environment, as well as from its reputation as a conservative investment alternative.

[left margin]

                                    VP VALUE

       TOTAL RETURNS:                           AS OF 12/31/00
          6 Months                                      23.06%*
          1 Year                                        18.14%
       INCEPTION DATE:                                  5/1/96
       NET ASSETS:                              $672.2 million

* Not annualized.

Investment terms are defined in the Glossary on pages 18-19.


2     1-800-345-6488


Market Perspective from Mark Mallon
--------------------------------------------------------------------------------

[photo of Mark Mallon]

Mark Mallon, chief investment officer, specialty, asset allocation, and growth and income equities

A RENAISSANCE FOR VALUE STOCKS

     After a long wait, value investors finally saw the tables turn in their favor during the 12-month period ended December 31, 2000. After underperforming for most of the first half of the fiscal year, value stocks proved to be among the market leaders for the last six months of the period. For the year, the Standard & Poor's 500/BARRA Value Index advanced 6.08%, while the S&P 500 Composite Index declined 9.10%. During the second half of the period, the S&P 500/BARRA Value Index posted a 10.59% return, but the S&P 500 fell 8.72%.

VALUE EN VOGUE

     From January through early March, the market maintained its narrow focus on New Economy technology companies. In mid-March, however, investors began to question the growth-at-any-price mentality. By May, the Federal Reserve's series of interest rate increases had investors doubting the sustainability of earnings implicit in the share prices of many technology companies.

     This shift played to value-oriented funds, as Old Economy companies became beacons for defensive-minded investors. By the third quarter, value was firmly back in style with investors who decided that earnings and valuations did matter.

THE BUBBLE BURSTS

     November was particularly brutal for the once untouchable techs--several household names fell 50%, 60%, even 80%, in a matter of weeks. A flagging economy put more than enough pressure on technology stocks. An irresolute presidential election was the last straw. Investors headed for the exits, taking the Nasdaq down 22% in November alone.

     Looking for alternatives, they found solid fundamentals in four areas. Rising oil and natural gas prices lifted most stocks in the energy sector. The perception that the Fed finished raising rates boosted the previously downtrodden financial sector. The utility sector also benefited from the stabilized interest rate environment. Finally, the stocks of health care companies prospered when investors sought their more predictable earnings.

OPPORTUNITIES REMAIN

     The new year presents us with the opportunity to include additional innovative, well-managed businesses in our value portfolios. Many attractively priced companies remain in the aftermath of the narrow market advance we saw in late 1999 and early 2000, and the collapse of the speculative bubble in New Economy stocks also broadened the value universe.

     The question going forward is whether the market's appetite for value stocks will persist. If the market continues to reward those companies that are rebounding from temporary difficulties, or that have fallen out of favor, it's our goal to be positioned so that fund shareholders can fully participate.

[right margin]

"THE NEW YEAR PRESENTS US WITH THE OPPORTUNITY TO INCLUDE ADDITIONAL INNOVATIVE, WELL-MANAGED BUSINESSES IN OUR VALUE PORTFOLIOS."

MARKET RETURNS
FOR THE 12 MONTHS ENDED DECEMBER 31, 2000

S&P 500/BARRA VALUE              6.08%
S&P MIDCAP 400/BARRA VALUE      27.84%
S&P SMALLCAP 600/BARRA VALUE    20.86%

Source: Lipper Inc.

These indices represent the performance of large-, medium-, and small-capitalization value stocks.

MARKET PERFORMANCE (GROWTH OF $1.00)
FOR THE 12 MONTHS ENDED DECEMBER 31, 2000

[data for line chart below]

               S&P 500/      S&P MidCap 400/    S&P SmallCap 600/
              BARRA Value      BARRA Value         BARRA Value
12/31/99         $1.00            $1.00               $1.00
 1/31/00         $0.97            $0.96               $0.95
 2/29/00         $0.91            $0.92               $0.99
 3/31/00         $1.00            $1.06               $1.03
 4/30/00         $1.00            $1.05               $1.04
 5/31/00         $1.00            $1.08               $1.02
 6/30/00         $0.96            $1.03               $1.05
 7/31/00         $0.98            $1.08               $1.07
 8/31/00         $1.04            $1.15               $1.13
 9/30/00         $1.04            $1.17               $1.13
10/31/00         $1.06            $1.16               $1.13
11/30/00         $1.01            $1.16               $1.06
12/31/00         $1.06            $1.28               $1.21

Value on 12/31/00
S&P 500/BARRA Value              $1.06
S&P MidCap 400/BARRA Value       $1.28
S&P SmallCap 600/BARRA Value     $1.21


                                                  www.americancentury.com     3


VP Value--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF DECEMBER 31, 2000

                                                 LIPPER MULTI-     S&P 500/
                          VP VALUE     S&P 500     CAP VALUE     BARRA VALUE

6 MONTHS*                  23.06%       -8.72%       10.48%         10.59%
1 YEAR                     18.14%       -9.10%        9.64%          6.08%

AVERAGE ANNUAL RETURNS

3 YEARS                     7.09%       12.26%        7.35%         11.10%
LIFE OF FUND               12.59%       18.05%       12.99%         16.30%

The fund's inception date was 5/1/1996.

* Returns for periods less than one year are not annualized.

See pages 17-19 for information about the indices and returns.

The performance information presented does not include charges and deductions imposed by the insurance company separate account under the variable annuity or variable life insurance contracts. The inclusion of such charges could significantly lower performance. Please refer to the separate account prospectus for a discussion of the charges related to the insurance contracts.

GROWTH OF $10,000 OVER LIFE OF FUND

Value on 12/31/00
S&P 500                    $21,696
S&P 500/BARRA Value        $19,428
Lipper Multi-Cap Value     $17,684
VP Value                   $17,381

$10,000 investment made 5/1/96

[data for mountain chart below]

                                               Lipper           S&P 500/
Date             VP Value       S&P 500    Multi-Cap Value     BARRA Value
 5/1/1996        $10,000        $10,000        $10,000           $10,000
 6/30/1996       $10,275        $10,297        $10,094           $10,102
 9/30/1996       $10,322        $10,615        $10,392           $10,369
12/31/1996       $11,228        $11,499        $11,262           $11,351
 3/31/1997       $11,256        $11,808        $11,452           $11,552
 6/30/1997       $12,727        $13,870        $12,994           $13,223
 9/30/1997       $14,218        $14,908        $14,293           $14,435
12/31/1997       $14,157        $15,336        $14,293           $14,755
 3/31/1998       $15,764        $17,475        $15,926           $16,459
 6/30/1998       $14,992        $18,052        $15,644           $16,545
 9/30/1998       $13,360        $16,256        $13,266           $14,409
12/31/1998       $14,838        $19,718        $15,226           $16,920
 3/31/1999       $14,218        $20,702        $15,335           $17,403
 6/30/1999       $16,790        $22,164        $17,147           $19,282
 9/30/1999       $14,935        $20,778        $15,303           $17,502
12/31/1999       $14,712        $23,870        $16,130           $19,072
 3/31/2000       $14,384        $24,417        $16,167           $19,116
 6/30/2000       $14,124        $23,767        $16,005           $16,752
 9/30/2000       $15,375        $23,537        $16,927           $20,753
12/31/2000       $17,381        $21,696        $17,684           $19,428

The graph at left shows the growth of a $10,000 investment over the life of the fund, while the graph below shows the fund's year-by-year performance. The S&P 500 Index, the Lipper Multi-Cap Value Index, and the S&P 500/BARRA Value Index are provided for comparison. VP Value's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not. Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDED DECEMBER 31)

[data for bar chart below]

                              Lipper Multi-Cap          S&P 500/
Date           VP Value         Value Index           BARRA Value
12/31/96*       12.28%             12.61%               13.51%
12/31/97        26.08%             26.91%               29.99%
12/31/98         4.81%              6.53%               14.68%
12/31/99        -0.85%              5.94%               12.72%
12/31/00        18.14%              9.64%                6.08%

* From 5/1/96 to 12/31/96.


4     1-800-345-6488


VP Value--Q&A
--------------------------------------------------------------------------------

[photo of Phil Davidson and Scott Moore]

     An interview with Phil Davidson and Scott Moore, portfolio managers on the VP Value investment team.

HOW DID VP VALUE PERFORM FOR THE YEAR ENDED DECEMBER 31, 2000?

     VP Value gained 18.14% for the period, compared to the 9.64% return of its benchmark, the Lipper Multi-Cap Value Index. The S&P 500 Index, considered to be representative of the broad market, declined 9.10%.

WHAT FACTORS CONTRIBUTED TO VP VALUE'S PERFORMANCE?

     Value stocks generally outperformed most other categories during the fund's fiscal year, reflecting investors' concerns about the effects of an economic slowdown on corporate earnings. These concerns appeared justified in the third quarter, when several well-known consumer products companies and technology firms warned that their earnings would be lower than expected. The news sent money out of growth and technology stocks and into the types of businesses found in VP Value--quality companies selling at reasonable prices.

     While it's true value investing enjoyed a comeback, not all so-called value funds benefited. When the style was out of favor, some managers strayed from a traditional value approach and bought high-priced technology stocks when these were the only investments garnering high returns. Despite the temptation to reach for some "growthier" offerings, we stuck to our discipline and took the opportunity to build a portfolio of inexpensive, high-quality names. As a result, we were well-positioned when value began its strong rebound in the third quarter.

GIVEN THE YEAR'S INTEREST RATE MOVEMENTS, HOW DID THE FUND'S FINANCIAL HOLDINGS PERFORM?

     The financial sector, which includes banks, brokerages, credit card companies, financial services firms and insurance providers, generally struggled during the first half of the year as interest rates rose, and investors gravitated to faster growing areas of the market. Then the Federal Reserve made its final interest rate hike in May, and the year ended on the opposite note than it started on--rampant speculation that the Fed would soon lower rates. The last half of the period was extremely beneficial to many financial issues.

     Banks and financial services firms were among VP Value's top contributors. Although a number of holdings in this group fared well, Summit Bancorp should be noted. We built a position in the firm based on its sound fundamentals. New Jersey-based Summit was the 25th-largest bank holding company in the United States, with compelling growth prospects and quality management. Its high-quality loan portfolio and deposit base helped to shield it from the rising interest rates and weakening economy. The stock rose during the summer on rumors that Summit would be acquired by FleetBoston Financial. We sold our position at a profit after the deal was announced in the third quarter.

[right margin]

"...WE STUCK TO OUR DISCIPLINE AND TOOK THE OPPORTUNITY TO BUILD A PORTFOLIO OF INEXPENSIVE, HIGH-QUALITY NAMES. AS A RESULT, WE WERE WELL-POSITIONED WHEN VALUE BEGAN ITS STRONG REBOUND IN THE THIRD QUARTER."

PORTFOLIO AT A GLANCE
                                  12/31/00          12/31/99

NO. OF COMPANIES                     70                64
P/E RATIO                           18.6              21.4
MEDIAN MARKET                      $5.42             $2.94
   CAPITALIZATION                 BILLION           BILLION
WEIGHTED MARKET                    $24.9             $8.92
   CAPITALIZATION                 BILLION           BILLION
PORTFOLIO TURNOVER                 159%              118%

Investment terms are defined in the Glossary on pages 18-19.


                                                  www.americancentury.com     5


VP Value--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

     USA Education (known more commonly by its former name, Sallie Mae) was another standout, and it also illustrated how we try to capitalize on transitory issues that are temporarily weighing on a stock's price. USA Education has a solid business providing student loans to more than five million individuals. Loans and earnings have consistently risen over the years, and, unlike many financial services companies, asset quality is not an issue because the federal government guarantees the loans. However, speculation that Al Gore would be elected president and a Democratic government would pressure the company with direct, low-interest government loans to students drove down USA Education's stock into our value parameters. The stock rallied on the Bush victory. Additionally, the company continued to demonstrate its leadership in the industry by introducing an online loan application and funding process that significantly improved servicing times.

WHICH OTHER INDUSTRIES OR STOCKS ADDED TO RETURNS?

     Electric utilities were a bright spot for VP Value, buoyed by FPL Group. FPL's principal subsidiary, Florida Power and Light, serves more than seven million customers on the eastern seaboard and in southern Florida. This is a sound, well-managed firm whose balance sheet is one of the industry's strongest. FPL's stock started to rebound in April when investors began exiting technology for areas with more reliable earnings, and rose again in July when the company announced it would merge with Entergy Corporation to become one of the largest electric utilities and power producers in the United States.

     Another top contributor was Emerson Electric Co., a firm with a history of effective cost management, top-tier profitability, and a record 43 consecutive years of rising earnings. Emerson manufactures and globally markets electronic products and systems, such as surge protectors, converters, and climate systems. The stock declined approximately 33% during January and February on the perception that it was an Old Economy company. We took advantage of this shift in sentiment to aggressively purchase the stock, which subsequently rallied.

HOW DID VP VALUE'S TECHNOLOGY HOLDINGS FARE?

     At a time when many funds were hindered by their investments in technology stocks, VP Value's relatively small stake was actually a positive contributor to performance. Careful stock picking was the key. For example, we bought Honeywell International when we saw this high-quality, diversified technology and manufacturing company's stock fall on cyclical slowing in its business. The stock advanced in the early fall on a bidding war between United Technologies and General Electric, which were vying to purchase Honeywell. GE won the battle, putting an offer on the table that was a significant premium to our purchase price. We sold the position at a profit because the GE stock did not fit our valuation criteria.

     While we experienced some successes, we did not escape the technology sector's broad decline unscathed. Xerox was one holding that disappointed us. The company struggled following a difficult realignment of its sales force and slow sales of its higher-end products. In addition, Xerox came under investigation by the Securities and Exchange Commission regarding accounting issues at its operations in Mexico. That was enough for us. We

[left margin]

TOP TEN HOLDINGS
                                            % OF FUND INVESTMENTS
                                          AS OF               AS OF
                                        12/31/00             6/30/00
ROYAL DUTCH
   PETROLEUM CO.
   NEW YORK SHARES                        4.6%                2.6%
FIRST VIRGINIA
   BANKS, INC.                            4.2%                4.1%
VERIZON
   COMMUNICATIONS(1)                      4.1%                3.2%
USA EDUCATION INC.                        3.3%                 --
SPRINT CORP.                              2.8%                3.7%
AGL RESOURCES INC.                        2.4%                2.7%
FPL GROUP, INC.                           2.2%                4.0%
CLOROX COMPANY                            2.1%                 --
COOPER
   INDUSTRIES, INC.                       2.0%                1.9%
MINNESOTA MINING &
   MANUFACTURING CO.                      2.0%                4.5%

TOP FIVE INDUSTRIES
                                            % OF FUND INVESTMENTS
                                          AS OF               AS OF
                                        12/31/00             6/30/00
TELEPHONE                                 8.3%                8.1%
CHEMICALS                                 7.1%                7.6%
ENERGY RESERVES
   & PRODUCTION                           5.8%                9.7%
BANKS                                     5.2%                8.2%
ELECTRICAL UTILITIES                      5.1%                7.7%

(1) Bell Atlantic Corp. acquired GTE Corp. on 7/3/00. On that date, Bell Atlantic changed its name to Verizon Communications. The percentage as of 6/30/00 represents GTE Corp. shares owned by the fund.


6     1-800-345-6488


VP Value--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

sold our entire position before the market further reduced the stock's value.

     Computer Associates, a leading provider of e-business software and management systems, also slowed our progress. The company saw revenue growth slacken when IBM announced a major upgrade in its mainframes, which caused many companies that use IBM hardware to delay software purchases. Because we think Computer Associates' current troubles are temporary and the firm remains a solid value opportunity, we continue to hold this stock.

WERE THERE ANY OTHER DISAPPOINTING HOLDINGS?

     Positions in traditional telephone companies detracted most from performance. A highly competitive environment, as well as guilt by association during the downturn in technology-oriented companies, pressured telecom firms. Our greatest detractor in this group was Sprint, a provider of local telephone and long-distance services. Sprint agreed in October 1999 to be acquired by WorldCom, a deal we thought would enhance both firms. In June, however, regulators blocked the deal on the belief that the combined company would have unfair market advantages and reduce competition. This decision, along with slowing growth in Sprint's core long-distance business and increased dilution of the company's shares to fund new growth initiatives, resulted in poor performance for the year. Looking longer term, we believe that Sprint's strategically placed assets and solid financial position, coupled with the industry's excellent long-term growth prospects, bode well for the firm.

WHAT CHANGES HAVE YOU MADE TO THE PORTFOLIO SINCE THE LAST REPORT?

     The resurgence of many Old Economy companies has caused us to trim some areas that we believe have approached fair market value, including the financial sector. Likewise, with the price of oil appearing to have hit its high, we think that many energy-related companies have reached their peak in earnings and no longer trade at the bargain prices we look for. Higher-quality specialty chemical companies did very well in the fourth quarter, and we now find it's time to cut our exposure to their high valuations.

     At the same time, the fall of many New Economy stocks has put new portfolio candidates on our radar screens. The market is broader, and we are finding good investment opportunities in areas that were previously unavailable to us given our valuation-driven methodology. We are looking carefully at the technology sector and have added several high-quality names that we feel have been unjustifiably punished, such as Computer Associates, Motorola, and IBM.

WHAT IS YOUR OUTLOOK FOR VALUE INVESTING?

     It is too soon to know if what we're seeing is a true and sustainable rotation to value. However, regardless of the market environment, we remain committed to our discipline of buying undervalued, leading businesses that have transitory issues affecting their stock prices. We believe that, over time, these firms offer investors good opportunities for handsome, risk-adjusted returns.

[right margin]

"THE MARKET IS BROADER, AND WE ARE FINDING GOOD INVESTMENT OPPORTUNITIES IN AREAS THAT WERE PREVIOUSLY UNAVAILABLE TO US GIVEN OUR VALUATION-DRIVEN METHODOLOGY."

TYPES OF INVESTMENTS IN THE PORTFOLIO

                                                       AS OF DECEMBER 31, 2000
* COMMON STOCKS & FUTURES                                        94.7%
* TEMPORARY CASH INVESTMENTS                                      5.3%

[pie chart]

                                                         AS OF JUNE 30, 2000
* COMMON STOCKS & FUTURES                                        97.3%
* TEMPORARY CASH INVESTMENTS                                      2.7%

[pie chart]


                                                  www.americancentury.com     7


VP Value--Schedule of Investments
--------------------------------------------------------------------------------

DECEMBER 31, 2000

Shares                                                          Value
--------------------------------------------------------------------------------

COMMON STOCKS - 85.0%

BANKS - 5.2%
   589,200  First Virginia Banks, Inc.                     $ 28,281,599
   137,300  Marshall & Ilsley Corp.                           6,978,959
                                                     ---------------------------
                                                             35,260,558
                                                     ---------------------------

CHEMICALS - 7.1%
   228,800  Air Products & Chemicals, Inc.                    9,380,800
   290,900  Minerals Technologies Inc.                        9,945,144
   111,800  Minnesota Mining
               & Manufacturing Co.                           13,471,899
   209,200  Praxair, Inc.                                     9,283,250
   187,900  Rohm and Haas Co.                                 6,823,119
                                                     ---------------------------
                                                             48,904,212
                                                     ---------------------------

CLOTHING STORES - 1.1%
   479,100  Intimate Brands, Inc.                             7,186,500
                                                     ---------------------------

COMPUTER HARDWARE
& BUSINESS MACHINES - 2.3%
   129,400  Compaq Computer Corp.                             1,947,470
   120,600  International Business
               Machines Corp.                                10,251,000
   105,400  Pitney Bowes, Inc.                                3,491,375
                                                     ---------------------------
                                                             15,689,845
                                                     ---------------------------

COMPUTER SOFTWARE - 2.3%
   166,700  Autodesk, Inc.                                    4,485,272
   563,900  Computer Associates
               International, Inc.                           10,996,050
                                                     ---------------------------
                                                             15,481,322
                                                     ---------------------------

CONSTRUCTION & REAL PROPERTY - 0.4%
    79,400  Fluor Corporation(1)                              2,625,163
                                                     ---------------------------

CONSUMER DURABLES - 0.4%
    57,900  Whirlpool Corp.                                   2,761,106
                                                     ---------------------------

DEFENSE/AEROSPACE - 0.6%
   118,900  Lockheed Martin Corp.                             4,036,655
                                                     ---------------------------

DEPARTMENT STORES - 1.6%
    94,000  Federated Department Stores, Inc.(1)              3,290,000
   237,300  Target Corp.                                      7,652,925
                                                     ---------------------------
                                                             10,942,925
                                                     ---------------------------

DRUGS - 0.7%
   201,300  Mylan Laboratories Inc.                           5,070,244
                                                     ---------------------------

ELECTRICAL EQUIPMENT - 1.7%
    73,600  Littelfuse, Inc.(1)                               2,111,400
   469,800  Motorola, Inc.                                    9,513,450
     6,000  Network Equipment
               Technologies, Inc.(1)                             38,625
                                                     ---------------------------
                                                             11,663,475
                                                     ---------------------------

Shares                                                          Value
--------------------------------------------------------------------------------

ELECTRICAL UTILITIES - 5.1%
   205,600  FPL Group, Inc.                                $ 14,751,800
   402,300  Niagara Mohawk Holdings Inc.(1)                   6,713,381
   573,500  Wisconsin Energy Corp.                           12,939,594
                                                     ---------------------------
                                                             34,404,775
                                                     ---------------------------

ENERGY RESERVES & PRODUCTION - 5.8%
    97,200  Chevron Corp.                                     8,207,325
   521,800  Royal Dutch Petroleum Co.
               New York Shares                               31,601,512
                                                     ---------------------------
                                                             39,808,837
                                                     ---------------------------

FINANCIAL SERVICES - 4.9%
   107,200  MGIC Investment Corp.                             7,229,300
    65,400  Student Loan Corp. (The)                          3,560,213
   330,800  USA Education Inc.                               22,494,400
                                                     ---------------------------
                                                             33,283,913
                                                     ---------------------------

FOOD & BEVERAGE - 2.1%
   417,828  Archer-Daniels-Midland Co.                        6,267,420
    52,600  General Mills, Inc.                               2,343,988
    68,400  Lance, Inc.                                         872,100
   394,800  Tyson Foods, Inc. Cl A                            5,033,700
                                                     ---------------------------
                                                             14,517,208
                                                     ---------------------------

FOREST PRODUCTS & PAPER - 1.7%
   272,100  Bemis Co., Inc.                                   9,132,356
   123,900  Sonoco Products Co.                               2,679,338
                                                     ---------------------------
                                                             11,811,694
                                                     ---------------------------

GAS & WATER UTILITIES - 4.1%
   738,600  AGL Resources Inc.                               16,295,363
   381,600  WGL Holdings Inc.                                11,614,950
                                                     ---------------------------
                                                             27,910,313
                                                     ---------------------------

GROCERY STORES - 0.7%
   173,800  Albertson's Inc.                                  4,605,700
                                                     ---------------------------

HEAVY ELECTRICAL EQUIPMENT - 3.6%
   293,600  Cooper Industries, Inc.                          13,487,250
   140,900  Emerson Electric Co.                             11,104,681
                                                     ---------------------------
                                                             24,591,931
                                                     ---------------------------

HEAVY MACHINERY - 1.1%
   158,300  Deere & Co.                                       7,252,119
                                                     ---------------------------

HOME PRODUCTS - 3.2%
   397,500  Clorox Company                                   14,111,250
   322,800  Newell Rubbermaid Inc.                            7,343,700
                                                     ---------------------------
                                                             21,454,950
                                                     ---------------------------

INDUSTRIAL PARTS - 1.8%
   169,700  Flowserve Corp.(1)                                3,627,338
    50,300  Tecumseh Products Cl A                            2,111,028
   218,400  York International Corp.                          6,702,150
                                                     ---------------------------
                                                             12,440,516
                                                     ---------------------------


8        1-800-345-6488                       See Notes to Financial Statements


VP Value--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)

DECEMBER 31, 2000

Shares                                                          Value
--------------------------------------------------------------------------------

INDUSTRIAL SERVICES - 1.7%
   242,500  XTRA Corp.(1)                                  $ 11,640,000
                                                     ---------------------------

INFORMATION SERVICES - 2.6%
   218,000  Computer Sciences Corp.(1)                       13,107,250
   146,300  Valassis Communications, Inc.(1)                  4,617,594
                                                     ---------------------------
                                                             17,724,844
                                                     ---------------------------

LEISURE - 1.1%
   367,200  GTECH Holdings Corp.(1)                           7,550,550
                                                     ---------------------------

LIFE & HEALTH INSURANCE - 0.5%
    89,900  MetLife, Inc.                                     3,146,500
                                                     ---------------------------

MEDICAL PRODUCTS & SUPPLIES - 2.4%
    66,300  Bard (C.R.), Inc.                                 3,087,094
   386,300  Becton Dickinson & Co.                           13,375,637
                                                     ---------------------------
                                                             16,462,731
                                                     ---------------------------

MEDICAL PROVIDERS & SERVICES - 0.1%
    85,150  LabOne, Inc.(1)                                     500,256
                                                     ---------------------------

MOTOR VEHICLES & PARTS - 0.6%
   120,800  Superior Industries International, Inc.           3,812,750
                                                     ---------------------------

OIL SERVICES - 0.3%
    50,600  Diamond Offshore Drilling, Inc.                   2,024,000
                                                     ---------------------------

PROPERTY & CASUALTY INSURANCE - 3.9%
   149,100  AON Corp.                                         5,106,675
   140,700  Argonaut Group, Inc.                              2,972,288
   132,500  Chubb Corp. (The)                                11,461,249
   329,100  Horace Mann Educators Corp.                       7,034,513
                                                     ---------------------------
                                                             26,574,725
                                                     ---------------------------

PUBLISHING - 2.6%
   155,200  Banta Corp.                                       3,945,184
   100,700  Houghton Mifflin Co.                              4,669,963
   232,200  New York Times Co. (The) Cl A                     9,302,512
                                                     ---------------------------
                                                             17,917,659
                                                     ---------------------------

RAILROADS - 1.3%
   169,100  Union Pacific Corp.                               8,581,825
                                                     ---------------------------

RESTAURANTS - 0.7%
   182,500  Wendy's International, Inc.                       4,790,625
                                                     ---------------------------

TELEPHONE - 8.3%
   256,000  BellSouth Corp.                                  10,480,000
   927,400  Sprint Corp.                                     18,837,812
   555,808  Verizon Communications                           27,859,875
                                                     ---------------------------
                                                             57,177,687
                                                     ---------------------------

TOBACCO - 1.4%
   332,800  UST Inc.                                          9,339,200
                                                     ---------------------------

TOTAL COMMON STOCKS                                         578,947,313
                                                     ---------------------------
   (Cost $518,875,719)

                                                               Value
--------------------------------------------------------------------------------

TEMPORARY CASH INVESTMENTS - 15.0%*

   Repurchase Agreement, Deutsche Bank,
      (U.S. Treasury obligations), in a joint trading
      account at 5.85%, dated 12/29/00,
      due 1/2/01 (Delivery value $32,421,060)             $  32,400,000

   Repurchase Agreement, Goldman Sachs
      & Co., Inc., (U.S. Treasury obligations),
      in a joint trading account at 5.90%,
      dated 12/29/00, due 1/2/01
      (Delivery value $33,521,961)                           33,500,000

   Repurchase Agreement, Merrill Lynch & Co., Inc.,
      (U.S. Treasury obligations), in a joint trading
      account at 5.95%, dated 12/29/00,
      due 1/2/01 (Delivery value $33,522,147)                33,500,000

   Repurchase Agreement, State Street
      Boston Corp., (U.S. Treasury obligations),
      in a joint trading account at 5.95%,
      dated 12/29/00, due 1/2/01
      (Delivery value $2,501,653)                             2,500,000
                                                     ---------------------------

TOTAL TEMPORARY CASH INVESTMENTS                            101,900,000
                                                     ---------------------------
   (Cost $101,900,000)

TOTAL INVESTMENT SECURITIES - 100.0%                       $680,847,313
                                                     ===========================
   (Cost $620,775,719)

FUTURES CONTRACTS

                     Expiration        Underlying Face         Unrealized
     Purchased          Date           Amount at Value            Loss
--------------------------------------------------------------------------------
198  S&P 500            March
     Futures            2001            $65,835,000           $(1,867,769)
                                   =============================================

*FUTURES CONTRACTS typically are based on a stock index, such as the S&P 500, and tend to track the performance of the index while remaining very liquid (easy to buy and sell). By investing its cash assets in index futures, the fund can have full exposure to stocks and have easy access to the money. Temporary cash investments, less the required reserves for futures contracts, are 5.3% of total investment securities.

NOTES TO SCHEDULE OF INVESTMENTS

(1) Non-income producing.


See Notes to Financial Statements                 www.americancentury.com     9


Statement of Assets and Liabilities
--------------------------------------------------------------------------------

This statement breaks down the fund's ASSETS (such as securities, cash, and other receivables) and LIABILITIES (money owed for securities purchased, management fees, and other payables) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's NET ASSETS. The net assets divided by shares outstanding is the share price, or NET ASSET VALUE PER SHARE. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

DECEMBER 31, 2000

ASSETS

Investment securities, at value
  (identified cost of $620,775,719) (Note 3)
                                                                  $ 680,847,313
Receivable for investments sold ..............................        6,126,562
Receivable for variation margin on futures contracts .........        2,528,261
Dividends and interest receivable ............................          617,869
                                                                  -------------
                                                                    690,120,005
                                                                  -------------

LIABILITIES

Disbursements in excess of demand deposit cash ...............          588,289
Payable for investments purchased ............................       16,787,531
Accrued management fees (Note 2) .............................          529,258
Payable for directors' fees and expenses .....................              456
Accrued expenses and other liabilities .......................              743
                                                                  -------------
                                                                     17,906,277
                                                                  -------------
NET ASSETS ...................................................    $ 672,213,728
                                                                  =============

CAPITAL SHARES, $0.01 PAR VALUE

Authorized ...................................................      200,000,000
                                                                  =============
Outstanding ..................................................      100,853,689
                                                                  =============

NET ASSET VALUE PER SHARE ....................................    $        6.67
                                                                  =============

NET ASSETS CONSIST OF:

Capital (par value and paid-in surplus) ......................    $ 627,743,950
Undistributed net investment income ..........................        8,649,170
Accumulated net realized loss on investment transactions .....      (22,383,217)
Net unrealized appreciation on investments (Note 3) ..........       58,203,825
                                                                  -------------
                                                                  $ 672,213,728
                                                                  =============


10      1-800-345-6488                        See Notes to Financial Statements


Statement of Operations
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed during the reporting period as a result of the fund's operations. In other words, it shows how much money the fund made or lost as a result of dividend and interest income, fees and expenses, and investment gains or losses.

YEAR ENDED DECEMBER 31, 2000

INVESTMENT INCOME

INCOME:
Dividends (net of foreign taxes withheld of $37,318) ..........    $ 11,117,263
Interest ......................................................       2,395,582
                                                                   ------------
                                                                     13,512,845
                                                                   ------------

EXPENSES (Note 2):
Management fees ...............................................       4,801,251
Directors' fees and expenses ..................................           2,482
                                                                   ------------
                                                                      4,803,733
                                                                   ------------

NET INVESTMENT INCOME .........................................       8,709,112
                                                                   ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 3)

Net realized loss on investments ..............................      (4,768,302)
Change in net unrealized appreciation on investments ..........      91,535,912
                                                                   ------------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS ...............      86,767,610
                                                                   ------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ..........    $ 95,476,722
                                                                   ============


See Notes to Financial Statements                 www.americancentury.com    11


Statement of Changes in Net Assets
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of operations (as detailed on the previous page for the most recent period), income and capital gain distributions, and shareholder investments and redemptions.

YEARS ENDED DECEMBER 31, 2000 AND DECEMBER 31, 1999

INCREASE IN NET ASSETS
                                                       2000             1999
OPERATIONS

Net investment income ........................   $   8,709,112    $   5,360,974
Net realized gain (loss) on investments ......      (4,768,302)       4,515,520
Change in net unrealized appreciation
   (depreciation) on investments .............      91,535,912      (22,021,458)
                                                 -------------    -------------
Net increase (decrease) in net assets
   resulting from operations .................      95,476,722      (12,144,964)
                                                 -------------    -------------

DISTRIBUTIONS TO SHAREHOLDERS

From net investment income ...................      (5,355,227)      (3,196,325)
From net realized gain
   on investment transactions ................            --        (26,323,259)
In excess of net realized gains
   on investment transactions ................     (13,703,080)      (3,958,964)
                                                 -------------    -------------
Decrease in net assets from distributions ....     (19,058,307)     (33,478,548)
                                                 -------------    -------------

CAPITAL SHARE TRANSACTIONS

Proceeds from shares sold ....................     630,881,104      232,496,146
Proceeds from reinvestment of distributions ..      19,058,307       33,478,548
Payments for shares redeemed .................    (470,310,579)    (120,809,008)
                                                 -------------    -------------
Net increase in net assets from
    capital share transactions ...............     179,628,832      145,165,686
                                                 -------------    -------------

NET INCREASE IN NET ASSETS ...................     256,047,247       99,542,174

NET ASSETS

Beginning of period ..........................     416,166,481      316,624,307
                                                 -------------    -------------
End of period ................................   $ 672,213,728    $ 416,166,481
                                                 =============    =============

Undistributed net investment income ..........   $   8,649,170    $   5,342,414
                                                 =============    =============

TRANSACTIONS IN SHARES OF THE FUND

Sold .........................................     110,352,100       36,007,005
Issued in reinvestment of distributions ......       3,857,957        5,752,328
Redeemed .....................................     (83,329,014)     (18,855,575)
                                                 -------------    -------------
Net increase .................................      30,881,043       22,903,758
                                                 =============    =============


12      1-800-345-6488                       See Notes to Financial Statements


Notes to Financial Statements
--------------------------------------------------------------------------------

DECEMBER 31, 2000

--------------------------------------------------------------------------------
1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century Variable Portfolios, Inc., (the corporation) is registered under the Investment Company Act of 1940 (the 1940
Act) as an open-end management investment company. VP Value Fund (the fund) is one of the ten funds issued by the corporation. The fund is diversified under the 1940 Act. The fund's investment objective is long-term capital growth. Income is a secondary objective. The fund seeks to achieve its investment objective by investing in securities management believes to be undervalued at the time of purchase. The following significant accounting policies are in accordance with accounting principles generally accepted in the United States of America; these policies may require the use of estimates by fund management.

    SECURITY VALUATIONS -- Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

    SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME -- Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    FUTURES CONTRACTS -- The fund may enter into stock index futures contracts in order to manage the fund's exposure to changes in market conditions. One of the risks of entering into futures contracts is the possibility that the changes in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by the fund. The variation margin is equal to the daily change in the contract value and is recorded as an unrealized gain or loss. The fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on investments and unrealized appreciation (depreciation) on investments, respectively.

    REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that the fund's investment manager, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

    JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

    INCOME TAX STATUS -- It is the fund's policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains are declared and paid annually.

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

    For the two-month period ended December 31, 2000, the fund incurred net long-term capital losses of $2,421,536. The fund has elected to treat such losses as having been incurred in the following fiscal year.

    At December 31, 2000, VP Value had accumulated net realized capital loss carryovers for federal income tax purposes of $5,316,677 (expiring in 2008) which may be used to offset future taxable gains.


                                                 www.americancentury.com    13


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

DECEMBER 31, 2000

--------------------------------------------------------------------------------
2. TRANSACTIONS WITH RELATED PARTIES

    The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified fee. The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly based on the fund's average daily closing net assets during the previous month.

    The annualized fee schedule for the fund is as follows:

            1.00% on the first $500 million
            0.95% on the next $500 million
            0.90% thereafter

    The funds may invest in a J.P. Morgan Flemings Asset management (JPM) money market fund for temporary purposes. JPM is a wholly owned subsidiary of J.P. Morgan Chase and Co., an equity investor in American Century Companies, Inc.

    Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the corporation's investment manager, ACIM, the distributor of the corporation, American Century Investment Services, Inc., and the corporation's transfer agent, American Century Services Corporation.

--------------------------------------------------------------------------------
3. INVESTMENT TRANSACTIONS

    Purchases and sales of investment securities, excluding short-term investments, for the year ended December 31, 2000, totaled $787,502,313 and $710,183,052, respectively.

    As of December 31, 2000, accumulated net unrealized appreciation was $43,168,171, based on the aggregate cost of investments for federal income tax purposes of $637,679,142, which consisted of unrealized appreciation of $74,994,550 and unrealized depreciation of $31,826,379.

--------------------------------------------------------------------------------
4. BANK LOANS

    The fund, along with certain other funds managed by ACIM, has entered into an unsecured $620,000,000 bank line of credit agreement with J.P. Morgan Chase & Co. Effective December 19, 2000, the bank line of credit was renewed at $520,000,000. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The fund did not borrow from the line during the year ended December 31, 2000.


14    1-800-345-6488


VP Value--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the fund is not five years old). It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net income as a percentage of average net assets), EXPENSE RATIO (operating expenses as a percentage of average net assets), and PORTFOLIO TURNOVER (a gauge of the fund's trading activity).

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED DECEMBER 31 (EXCEPT AS NOTED)

                                                2000          1999          1998          1997        1996(1)

PER-SHARE DATA

Net Asset Value, Beginning of Period ........  $5.95         $6.73         $6.93         $5.58        $5.00
                                             ---------     ---------     ---------     ---------    ---------

Income From Investment Operations

  Net Investment Income .....................   0.08          0.08          0.08(2)       0.07         0.05

  Net Realized and Unrealized Gain (Loss)
  on Investment Transactions ................   0.90         (0.15)         0.27          1.37         0.56
                                             ---------     ---------     ---------     ---------    ---------

  Total From Investment Operations ..........   0.98         (0.07)         0.35          1.44         0.61
                                             ---------     ---------     ---------     ---------    ---------

Distributions

  From Net Investment Income ................  (0.07)        (0.07)        (0.04)        (0.04)       (0.03)

  From Net Realized Gains
  on Investment Transactions ................    --          (0.57)        (0.51)        (0.05)         --

  In excess of Net Realized Gains
  on Investment Transactions ................  (0.19)        (0.07)          --            --           --
                                             ---------     ---------     ---------     ---------    ---------

  Total Distributions .......................  (0.26)        (0.71)        (0.55)        (0.09)       (0.03)
                                             ---------     ---------     ---------     ---------    ---------

Net Asset Value, End of Period ..............  $6.67         $5.95         $6.73         $6.93        $5.58
                                             =========     =========     =========     =========    =========

  TOTAL RETURN(3) ...........................  18.14%        (0.85)%        4.81%        26.08%       12.28%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets .......................   1.00%          1.00%        1.00%         1.00%        1.00%(4)

Ratio of Net Investment Income
to Average Net Assets .......................   1.81%          1.40%        1.21%         1.60%        1.98%(4)

Portfolio Turnover Rate .....................    159%           118%         158%          138%          49%

Net Assets, End of Period (in thousands) ....$672,214       $416,166     $316,624      $188,015      $23,894

(1)  May 1, 1996 (inception) through December 31, 1996.

(2)  Computed using average shares outstanding throughout the year.

(3) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(4)  Annualized.


See Notes to Financial Statements             www.americancentury.com      15


Independent Auditors' Report
--------------------------------------------------------------------------------

The Board of Directors and Shareholders,
American Century Variable Portfolios, Inc:

  We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VP Value Fund (the "Fund"), one of the funds comprising American Century Variable Portfolios, Inc., as of December 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period May 1, 1996 (inception) through December 31, 1996. These financial statements and the financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 2000 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of VP Value Fund as of December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
February 2, 2001


16    1-800-345-6488


Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     Conservative investment practices are the hallmark of American Century's VP Value Fund. Broad diversification across many industries is stressed to reduce the impact of one sector on fund performance. The management team also looks for dividend yield, because dividend income can help offset the impact of market downturns on fund performance.

     VP VALUE'S investment objective is long-term capital growth, with income as a secondary objective. To achieve this objective, the fund invests in the equity securities of well-established businesses that the fund's management team believes are temporarily undervalued. This is determined by comparing a stock's share price with key financial measures, including earnings, book value, cash flow, and dividends. If the stock's price relative to these measures is low and the company's balance sheet is solid, its securities are candidates for purchase. The management team may secondarily look for income when making portfolio selections.

COMPARATIVE INDICES

     The following indices are used in the report to serve as fund performance comparisons. They are not investment products available for purchase.

     The S&P 500 is a capitalization-weighted index of the stocks of 500 publicly traded U.S. companies that are considered to be leading firms in dominant industries. Created by Standard & Poor's Corporation, it is considered to be a broad measure of U.S. stock market performance.

     The S&P 500/BARRA VALUE INDEX is a capitalization-weighted index consisting of S&P 500 stocks that have lower price/book ratios and, in general, share other characteristics associated with value stocks.

     The LIPPER MULTI-CAP VALUE INDEX consists of the largest funds tracked by Lipper Inc. that seek long-term growth of capital by investing in companies of all capitalization sizes that are considered to be undervalued relative to a major unmanaged stock index based on price-to-current earnings, book value, asset value, or other factors.

     The S&P 500/BARRA GROWTH INDEX is a capitalization-weighted index consisting of S&P 500 stocks that have higher price-to-book ratios and, in general, share other characteristics associated with "growth" stocks.

     The S&P MIDCAP 400/BARRA VALUE INDEX is a capitalization-weighted index consisting of S&P MidCap 400 stocks that have lower price-to-book ratios and, in general, share other characteristics associated with "value" stocks.

     The S&P SMALLCAP 600/BARRA VALUE INDEX is a capitalization-weighted index consisting of S&P 600 stocks that have lower price-to-book ratios and, in general, share other characteristics associated with "value" stocks.

[right margin]

PORTFOLIO MANAGERS

  VP Value
       PHIL DAVIDSON, CFA
       SCOTT MOORE, CFA


                                                  www.americancentury.com   17


Glossary
--------------------------------------------------------------------------------

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the "Financial Highlights" on page 15.

INVESTMENT TERMS

* MEDIAN MARKET CAPITALIZATION-- market capitalization (market cap) is the total value of a company's stock and is calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less. If there is an even number of companies, then the median is the average of the two companies in the middle.

* WEIGHTED AVERAGE MARKET CAPITALIZATION-- average market capitalization represents the average value of the companies held in a portfolio. When that figure is weighted, the impact of each company's capitalization on the overall average is proportional to the total market value of its shares.

* NUMBER OF COMPANIES-- the number of different companies held by a fund on a given date.

* PORTFOLIO TURNOVER-- the percentage of a fund's investment portfolio that is replaced during a given time period, usually a year. Actively managed portfolios tend to have higher turnover than passively managed portfolios such as index funds.

* PRICE/BOOK RATIO-- a stock value measurement calculated by dividing a company's stock price by its book value per share, with the result expressed as a multiple instead of as a percentage. (Book value per share is calculated by subtracting a company's liabilities from its assets, then dividing that value by the number of outstanding shares.)

* PRICE/EARNINGS (P/E) RATIO-- a stock value measurement calculated by dividing a company's stock price by its earnings per share, with the result expressed as a multiple instead of as a percentage. (Earnings per share is calculated by dividing the after-tax earnings of a corporation by its outstanding shares.) When this figure is weighted, the impact of each company's P/E ratio is in proportion to the percentage of the fund that the company represents.

TYPES OF STOCKS

* BLUE CHIP STOCKS-- stocks of the most established companies in American industry. They are generally large, fairly stable companies that have demonstrated consistent earnings and usually have long-term growth potential. Examples include General Electric and Coca-Cola.

* CYCLICAL STOCKS-- generally considered to be stocks whose price and earnings fluctuations tend to follow the ups and downs of the business cycle. Examples include the stocks of automobile manufacturers, steel producers, and textile operators.

* GROWTH STOCKS-- stocks of companies that have experienced above-average earnings growth and are expected to continue such growth. These stocks often sell at high P/E ratios. Examples can include the stocks of high-tech, health care, and consumer staple companies.

* LARGE-CAPITALIZATION ("LARGE-CAP") STOCKS-- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of more than $8.3 billion. This is Lipper's market capitalization breakpoint as of December 31, 2000, although it may be subject to change based on market fluctuations. The Dow Jones Industrial Average and the S&P 500 Index generally consist of stocks in this range.

* MEDIUM-CAPITALIZATION ("MID-CAP") STOCKS-- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of between $2.1 billion and $8.3 billion. This is Lipper's market capitalization breakpoint as of December 31, 2000, although it may be subject to change based on market fluctuations. The S&P 400 Index and Russell 2500 Index generally consist of stocks in this range.


18    1-800-345-6488


Glossary
--------------------------------------------------------------------------------
                                                                    (Continued)

* SMALL-CAPITALIZATION ("SMALL-CAP") STOCKS-- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of less than $2.1 billion. This is Lipper's market capitalization breakpoint as of December 31, 2000, although it may be subject to change based on market fluctuations. The S&P 600 Index and the Russell 2000 Index generally consist of stocks in this range.

* VALUE STOCKS-- generally considered to be stocks that are purchased because they are relatively inexpensive. These stocks are typically characterized by low P/E ratios.

FUND CLASSIFICATIONS

    Please be aware that a fund's category may change over time. Therefore, it is important that you read the fund's prospectus or fund profile carefully before investing to ensure its objectives, policies, and risk potential are consistent with your needs.

INVESTMENT OBJECTIVE

    The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

* CAPITAL PRESERVATION -- offers taxable and tax-free money market funds for relative stability of principal and liquidity.

* INCOME -- offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and generally lower volatility levels than stock funds.

* GROWTH & INCOME -- offers funds that emphasize both growth and income provided by either dividend-paying equities or a combination of equity and fixed-income securities.

* GROWTH -- offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with correspondingly high price-fluctuation risk.

RISK

    The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.

* CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price-fluctuation risk.

* MODERATE -- these funds generally provide moderate return potential with moderate price-fluctuation risk.

* AGGRESSIVE -- these funds generally provide high return potential with correspondingly high price-fluctuation risk.


                                                  www.americancentury.com   19


Notes
--------------------------------------------------------------------------------


20    1-800-345-6488


[back cover]

[graphic of runners]

WHO WE ARE

American Century offers investors more than 70 mutual funds spanning the investment spectrum. We currently manage $100 billion for roughly 2 million individuals, institutions and corporations, and offer a range of services designed to make investing easy and convenient.

For four decades, American Century has been a leader in performance, service and innovation. From pioneering the use of computer technology in investing to allowing investors to conduct transactions and receive financial advice over the Internet, we have been committed to building long-term relationships and to helping investors achieve their dreams.

In a very real sense, investors put their future in our hands. With so much at stake, our work continues to be guided by one central belief, shared by every person at American Century: WE SUCCEED ONLY IF OUR INVESTORS SUCCEED.

[left margin]

[american century logo and text logo(reg.sm)]

P.O. BOX 419385
KANSAS CITY, MISSOURI 64141-6385

WWW.AMERICANCENTURY.COM

INVESTMENT PROFESSIONAL SERVICE REPRESENTATIVES
1-800-345-6488

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-4360

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

--------------------------------------------------------------------------------
0102                              American Century Investment Services, Inc.
SH-ANN-24092                      (c)2001 American Century Services Corporation

[front cover]

December 31, 2000

AMERICAN CENTURY VARIABLE PORTFOLIOS
Annual Report

VP International

                                 [american century logo and text logo (reg.sm)]




[inside front cover]

[Dalbar Seal]

             American Century' s fund performance reports have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

[left margin]

VARIABLE PORTFOLIOS
VP INTERNATIONAL
--------------------------




Our Message to You
--------------------------------------------------------------------------------

[photo of James E. Stowers, Jr. and James E. Stowers III]

James E. Stowers, Jr., standing, with  James E. Stowers III

     The steep correction in U.S. technology stocks that began last spring rippled through global stock markets, leading to diminished returns for international investors. As a result of this difficult climate, VP International and its benchmark both posted declines for the year ended December 31, 2000.

     Turning to corporate matters, in late December, Chase Manhattan Corp. completed its merger with J.P. Morgan & Co., Inc., which has been a substantial minority shareholder in American Century Companies, Inc., since 1998. Corporate control of American Century is not affected by this transaction. We are pleased to welcome Chase as a new shareholder in American Century, and look forward to working with J.P. Morgan Chase, as the new enterprise is called, for the benefit of fund shareholders.

     In other corporate news, some American Century executives have assumed important new responsibilities. For example, we chose to share the chairman of the board position and named American Century President William M. Lyons chief executive officer, giving him ultimate management responsibility for the entire company.

     These changes, plus the promotion of some key investment professionals, strengthen the leadership of our investment management area and allow us to pursue additional worthwhile endeavors. For example, Jim Stowers III will focus more on product innovation, working to develop the next generation of portfolio management technologies. However, his first priority will continue to be his active participation on the investment teams responsible for the Ultra and Veedot funds.

     As always, we appreciate your continued confidence in American Century.

Sincerely,

/signature/                   /signature/
James E. Stowers, Jr.         James E. Stowers III
Founder and Chairman          Co-Chairman of the Board

[right margin]

                               Table of Contents

   Report Highlights ......................................................    2
   Market Perspective .....................................................    3
VP INTERNATIONAL
   Performance Information ................................................    4
   Management Q&A .........................................................    5
   Portfolio at a Glance ..................................................    5
   Top Ten Holdings .......................................................    6
   Top Five Sectors .......................................................    6
   Types of Investments ...................................................    7
   Investments by Country .................................................    7
   Schedule of Investments ................................................    8
FINANCIAL STATEMENTS
   Statement of Assets and
      Liabilities .........................................................   11
   Statement of Operations ................................................   12
   Statement of Changes
      in Net Assets .......................................................   13
   Notes to Financial
      Statements ..........................................................   14
   Financial Highlights ...................................................   16
   Independent Auditors'
      Report ..............................................................   17
OTHER INFORMATION
   Background Information
      Portfolio Managers ..................................................   18
      Investment Philosophy
         and Policies .....................................................   18
      Comparative Indices .................................................   18
   Glossary ...............................................................   19


                                                www.americancentury.com      1


Report Highlights
--------------------------------------------------------------------------------

MARKET PERSPECTIVE

* The year ended December 31, 2000, was among the most volatile in recent memory for international investors, with the correction in U.S. technology stocks rippling through global stock markets. As a result of this difficult climate, VP International and its benchmark both posted declines for the year.

* Investors entered 2000 still enthusiastic about "new economy" stocks, highlighted by "TMT": technology, media, and telecommunications companies. But as the year unfolded, rising interest rates and escalating energy costs weighed on corporate earnings and "TMT" companies warned of slower growth.

* Investors were remarkably sensitive to earnings shortfalls among high-valuation technology issues, and took the broad EAFE Index down 14.17% for the year. Markets weighted in technology companies, such as Germany's Neuer Markt, fell much further. For U.S.-based investors, a weak euro magnified the correction in overseas markets.

VP INTERNATIONAL

* VP International declined 16.83% for the period, underperforming its benchmark, the Morgan Stanley Capital International EAFE Index, which fell 14.17%.

* After benefiting from unprecedented advances among technology companies, VP International reduced its position in that sector and moved investments to businesses benefiting from changes sweeping the global economy.

* The portfolio made the financial sector its largest stake to take advantage of an emerging equity culture abroad that's creating increased demand for more investment services.

[left margin]

                                VP INTERNATIONAL
       TOTAL RETURNS:                                     AS OF 12/31/00
          6 Months                                           -11.51%*
          1 Year                                             -16.83%
       INCEPTION DATE:                                        5/1/94
       NET ASSETS:                                        $924.8 million

 *Not annualized.

Investment terms are defined in the Glossary on pages 19-20.


 2      1-800-345-6488


Market Perspective from Henrik Strabo
--------------------------------------------------------------------------------

[photo of Henrik Strabo]

Henrik Strabo, chief investment officer, international equities

PERFORMANCE OVERVIEW

      The year ended December 31, 2000, represents one of the most volatile periods ever for investors in international markets. As a result of this difficult climate, VP International and its benchmark both posted declines during that period.

      In what now seems like a distant memory, international investors "new economy" stocks, especially corporate technology spending, and, entered 2000 still infatuated with "TMT": technology, media, and telecommunications businesses, whose profits were buoyed by the marriage of wireless communications and the Internet, frankly, some rampant speculation. By early March, when technology-laden indices in the United States and abroad were approaching their highs for the year, VP International had posted a double-digit increase since January 1.

      Unfortunately, from that point on, international investors were forced to surrender their gains as rising interest rates and escalating energy costs jeopardized corporate earnings and one technology bellwether after another warned of slower growth. With valuations on tech stocks at dizzying levels, investors were extraordinarily sensitive to earnings shortfalls. They took the broad Morgan Stanley Capital International EAFE Index down 14% during the course of the year. Indices weighted in technology issues fell three and four times as far.

      In addition, a sagging euro (the European common currency) magnified the correction in overseas markets for U.S.-based investors. The euro fell to a record low in 2000 as capital persistently flowed out of Europe and into markets and companies in the United States.

      Meanwhile, in Japan, the story remained mostly negative for growth stocks. The Japanese economy is in its tenth year of economic malaise, and corporate reform and restructuring there has stalled, in sharp contrast to the new equity culture that is energizing European businesses and capital markets.

THE OPPORTUNITIES HAVE NOT CHANGED

      Despite the current market turbulence, we think international investors can look to the future with optimism. Regardless of the recent shakeout, technology is going to continue to play a crucial role in global economies. In just a few short years, the Internet has permanently changed the way we live, work, shop, and educate and entertain ourselves. There's more to come. The next generation of wireless technology promises anywhere-anytime access to the World Wide Web. Imagine the services for businesses and consumers that will follow.

      Simultaneously, economic reform continues to unfold around the world. In Europe, deregulation, privatization, pension and tax reform, and vibrant equity markets are creating new business opportunities. Chief among them is a growing financial services industry that is serving millions of new investors who are taking charge of their retirements.

      We have great confidence in the ability of our growth-oriented investment process to direct us to companies that are leading these and other changes around the world. Moreover, it is during times of uncertainty that the value of highly disciplined equity investing is most evident. Rest assured that we will rigorously follow our long-held strategy of identifying and owning businesses demonstrating strong, sustainable growth. Your investment team is dedicated to the goal of providing you with superior results over time.

[right margin]

MARKET RETURNS
FOR THE YEAR ENDED DECEMBER 31, 2000

MSCI EUROPE                     -14.00%
MSCI EMERGING LATIN AMERICA     -27.09%
MSCI FAR EAST                    -8.39%

Source: Lipper Inc.

These indices represent the performance of large-, medium-, and small-capitalization stocks.

MARKET PERFORMANCE (GROWTH OF $1.00)
FOR THE YEAR ENDED DECEMBER 31, 2000

[line chart - data below]

                MSCI        MSCI Emerging       MSCI Far
            Europe Index    Latin America      East Index
12/31/1999      $1.00          $1.00             $1.00
 1/31/2000      $0.93          $0.95             $0.95
 2/29/2000      $0.98          $1.03             $0.93
 3/31/2000      $1.00          $1.04             $1.00
 4/30/2000      $0.96          $0.93             $0.93
 5/31/2000      $0.95          $0.89             $0.87
 6/30/2000      $0.97          $0.98             $0.93
 7/31/2000      $0.95          $0.96             $0.84
 8/31/2000      $0.94          $0.99             $0.89
 9/30/2000      $0.90          $0.93             $0.84
10/31/2000      $0.89          $0.90             $0.80
11/30/2000      $0.86          $0.82             $0.76
12/31/2000      $0.92          $0.86             $0.73

Value on 12/31/00
MSCI EUROPE INDEX               $0.92
MSCI EMERGING LATIN AMERICA     $0.86
MSCI FAR EAST INDEX             $0.73


                                               www.americancentury.com      3


VP International--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF DECEMBER 31, 2000

                                    VP         MSCI EAFE       S&P 500
                              INTERNATIONAL      INDEX
6 MONTHS*                        -11.51%        -10.53%         -8.72%
1 YEAR                           -16.83%        -14.17%         -9.10%
===============================================================================
AVERAGE ANNUAL RETURNS
===============================================================================
3 YEARS                           17.49%          9.35%         12.26%
5 YEARS                           17.07%          7.13%         18.33%
LIFE OF FUND                      13.64%          6.98%         19.71%

The fund's inception date was 5/1/94.

*Returns for periods less than one year are not annualized.

See pages 18-20 for information about indices and returns.

The performance information presented does not include charges and deductions imposed by the insurance company separate account under the variable annuity or variable life insurance contracts. The inclusion of such charges could significantly lower performance. Please refer to the separate account prospectus for a discussion of the charges related to the insurance contracts.

GROWTH OF $10,000 OVER LIFE OF FUND

Value on 12/31/00
S&P 500            $33,189
VP International   $23,444
MSCI EAFE          $15,681

[line chart - data below]

              VP International       MSCI EAFE       S&P 500
 5/1/1994         $10,000             $10,000        $10,000
 6/30/1994         $9,780             $10,083         $9,915
 9/30/1994        $10,100             $10,093        $10,400
12/31/1994         $9,500              $9,990        $10,398
 3/31/1995         $9,299             $10,176        $11,411
 6/30/1995         $9,880             $10,250        $12,500
 9/30/1995        $10,360             $10,678        $13,494
12/31/1995        $10,660             $11,110        $14,306
 3/31/1996        $10,920             $11,431        $15,075
 6/30/1996        $11,439             $11,612        $15,751
 9/30/1996        $11,521             $11,597        $16,238
12/31/1996        $12,197             $11,781        $17,591
 3/31/1997        $12,841             $11,596        $18,062
 6/30/1997        $14,491             $13,101        $21,218
 9/30/1997        $15,020             $13,010        $22,805
12/31/1997        $14,470             $11,991        $23,459
 3/31/1998        $17,048             $13,755        $26,732
 6/30/1998        $18,131             $13,901        $27,614
 9/30/1998        $14,817             $11,925        $24,866
12/31/1998        $17,184             $14,389        $30,163
 3/31/1999        $17,454             $14,589        $31,668
 6/30/1999        $18,446             $14,960        $33,904
 9/30/1999        $19,100             $15,616        $31,785
12/31/1999        $28,188             $18,270        $36,514
 3/31/2000        $29,290             $18,250        $37,351
 6/30/2000        $26,493             $17,527        $36,357
 9/30/2000        $24,753             $16,112        $36,004
12/31/2000        $23,444             $15,681        $33,189

The graph at left shows the growth of a $10,000 investment over the life of the fund, while the graph below shows the fund's year-by-year performance. The MSCI EAFE Index and the S&P 500 are provided for comparison in each graph. VP International's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not. Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDED DECEMBER 31)

[bar chart - data below]

              VP International         MSCI EAFE Index
12/31/94*          -5.00%                  -0.10%
12/31/95           12.21%                  11.21%
12/31/96           14.41%                   6.05%
12/31/97           18.63%                   1.78%
12/31/98           18.76%                  20.00%
12/31/99           64.04%                  26.96%
12/31/00          -16.83%                 -14.17%

* From 5/1/94 to 12/31/94.


 4      1-800-345-6488


VP International--Q&A
--------------------------------------------------------------------------------

[photo of Mark Kopinski and Henrik Strabo]

     An interview with Mark Kopinski and Henrik Strabo, portfolio managers on the VP International team.

HOW DID VP INTERNATIONAL PERFORM FOR THE YEAR ENDED DECEMBER 31, 2000?

     VP International posted a decline of 16.83% for the period, which saw international markets endure a steep correction. The portfolio underperformed its benchmark, the Morgan Stanley Capital International EAFE Index, which fell 14.17%.

     The disciplined investment approach our team follows is designed to provide superior results over time, and our long-term investors have not been disappointed. VP International has provided an annualized return of 17.07% over the past five years, two times EAFE's 7.13%. Since its introduction in May 1994, the portfolio has generated an annualized return of 13.64%, against 6.98% for the benchmark.

THIS WAS ONE OF THE MORE REMARKABLE PERIODS FOR INVESTORS IN RECENT MEMORY. GIVE US YOUR PERSPECTIVE ON THE CHANGES.

     Much of the activity in world markets mirrored what was occurring in the United States. As we entered 2000, "TMT" stocks -- technology, media, and telecommunications companies -- dominated the investment landscape and led most international markets higher. They also were among VP International's largest positions.

     Many of those companies experienced nearly unprecedented advances. In the United States, the tech-heavy Nasdaq rose 24% from the beginning of our fiscal year until its high on March 10. That rising tide lifted companies around the world.

     But against a backdrop of rising interest rates, higher energy costs, and slowing economic growth, there was growing evidence as the period progressed that many of those companies could not sustain the growth necessary to support their high valuations.

HOW DID VP INTERNATIONAL RESPOND TO THE CHANGES?

     We followed our process, which identified deceleration of growth in a number of technology, media, and telecommunications companies. We moved investments from companies whose fundamentals were slowing to businesses in position to benefit from changes now sweeping the global economy. In fact, by the end of the period, our technology stake had been cut from 31% of the portfolio to 8.8%.

     The transition of VP International's portfolio was most pronounced in the telecommunications realm, especially our stake in wireless communications, which fell from 23% of assets to just 3%. This occurred due to signs of slowing growth in the number of subscribers and average revenue per user.

     Many of our technology positions were businesses associated with the cellular industry, companies such as Ericsson Telephone Co. in Sweden and Finland's Nokia Corp. Both were among our 10 largest holdings at the midpoint of the period, and had been strong contributors to VP International for some time. Today, Ericsson and Nokia represent much smaller holdings, as we reacted to growing evidence that they would not be able to sustain the accelerating growth that led us to them originally.

[right margin]

"OUR INVESTMENTS ARE BASED ON A COMPANY'S FUNDAMENTALS, AND, IF THEY DON'T LIVE UP TO OUR EXPECTATIONS, WE REDUCE OUR POSITION AND INVEST IN STRONGER OPPORTUNITIES."

PORTFOLIO AT A GLANCE
                                                12/31/00          12/31/99
NO. OF COMPANIES                                  121               131
MEDIAN MARKET                                    $15.5             $16.3
   CAPITALIZATION                               BILLION           BILLION
WEIGHTED MARKET                                  $37.6             $63.2
   CAPITALIZATION                               BILLION           BILLION
PORTFOLIO TURNOVER                               128%              109%

Investment terms are defined in the Glossary on pages 19-20.


                                               www.americancentury.com      5


VP International--Q&A
--------------------------------------------------------------------------------

                                                                    (Continued)

HOW WOULD YOU CHARACTERIZE THIS CHANGE IN DIRECTION?

     It's an excellent example of our investment approach in action. We want to own companies whose top and bottom lines are growing. That growth may be occurring due to a new product impacting the company's profitability, or it may be a broad-based improvement in the industry, which benefits the company.

     The current transition in our portfolio underscores the fact that we're equally zealous on the sell side. Our investments are based on a company's fundamentals, and, if they don't live up to our expectations, we reduce our position and invest in stronger opportunities. When the ability of many of our technology holdings to sustain their accelerating growth came into question, we began to transition the portfolio.

WHERE DID THAT SEARCH LEAD YOU?

     We continued to find opportunity in financial companies, which we believe are poised to take advantage of changes that could be especially significant in Europe. Many Europeans are shifting from traditional savings accounts to investing in mutual funds and individual securities, a change that's creating increasing demand abroad for financial services companies.

     This movement stems partly from the growing awareness among individuals in many countries that government pensions alone won't be enough to live on after they retire. Of course, the companies that stand to benefit from this shift are mainly in the financial sector, where we increased our holdings during the year from 7.8% to 24.4%, our largest sector stake.

     That change was also driven by the emergence of a genuine "equity culture" in Europe. That's evident in the growth of assets in mutual funds. Five years ago in Europe, there was about $1.7 trillion in mutual funds. In 2000, it was the equivalent of $3.5 trillion. There are also new markets on the scene, such as France's Nouveau Marche and Germany's Neuer Markt. People who previously have not owned stocks are increasingly willing to invest because many European companies are far more responsive to shareholders than they were in the past, making corporate decisions that center on the interest of investors.

     The Julius Baer Group is an example of a company that's benefiting from the changing attitude toward investing. Baer is one of Switzerland's leading banks, and it provides financial counseling and services for private and institutional investors across Europe. Its assets under management rose 14% in the first half of 2000, which helped drive investment advisory fees up 66% during the same time. We increased our stake in Baer during the second six months, and it was among VP International's top contributors in that period, rising 37%.

     Alleanza Assicurazioni, Italy's biggest life insurer, is another example of how we moved to take advantage of change. Alleanza specializes in life insurance and, through subsidiaries, offers a variety of financial services -- pension plans, investment portfolios, mortgages, brokerages, loans, and real estate investments. There's increasing demand for all those services as the investing culture evolves in Europe and elsewhere. Alleanza became one of our 10 largest positions, and was among VP International's top contributors in the second half, advancing 21.6%.

WERE THERE ANY OTHER CHANGES THAT CONTRIBUTED TO YOUR RESULTS?

     We also found opportunity in the health care sector, where several forces are at work. While this area benefited from investors rotating money out of technology in favor of companies with reliable earnings, remarkable advances

[left margin]

TOP TEN HOLDINGS
                                                          % OF FUND INVESTMENTS
                                             AS OF              AS OF
                                           12/31/00            6/30/00

NOVARTIS AG                                  2.5%                1.3%
TYCO INTERNATIONAL LTD.                      2.2%                1.3%
ING GROEP N.V.                               2.1%                0.8%
AXA                                          1.9%                1.5%
NOVO NORDISK A/S CL B                        1.8%                1.4%
AVENTIS SA                                   1.8%                0.8%
ALLEANZA ASSICURAZIONI                       1.7%                0.7%
REED INTERNATIONAL PLC                       1.7%                  --
VNU N.V.                                     1.6%                1.4%
SUEZ LYONNAISE
     DES EAUX                                1.6%                1.6%

TOP FIVE SECTORS
                                                          % OF FUND INVESTMENTS
                                             AS OF              AS OF
                                           12/31/00            6/30/00
FINANCIAL                                    24.4%              15.2%
HEALTH CARE                                  11.6%               5.2%
COMMERCIAL SERVICES                           9.7%              10.3%
TECHNOLOGY                                    8.8%              30.5%
CONSUMER
     (NON-CYCLICAL)                           7.2%               1.1%

 6          1-800-345-6488

VP International--Q&A
--------------------------------------------------------------------------------

                                                                    (Continued)

are under way in the drug industry. As a result, we increased VP
International's health care stake over the year from 1.6% to 11.6% of assets.

     Health care accounted for one of the portfolio's top contributors, Denmark's Novo Nordisk, up 45% during the period. Novo manufactures pharmaceuticals and other products, including an insulin-delivery system for diabetics. That product is in high demand because diabetes is afflicting an increasing number of people due to unbalanced diets. Some analysts estimate the diabetes care market could grow $6 billion to $8 billion over the next few years.

     We also increased our investment in Aventis, one of the world's largest drugmakers. This French company is focusing on making cancer drugs. One of its drugs may have the potential to slow the progression of breast cancer. Aventis became one of our larger holdings and top contributors during the second half of the fiscal year, during which its shares rose 22%.

WERE THERE ANY OTHER SIGNIFICANT CHANGES?

     Uncertainty associated with worldwide demand for semiconductor computer chips also led to some changes. The price of chips fell during the period, which will affect the future earnings of companies in the semiconductor industry. That development stemmed partly from lower personal computer sales after Y2K and slowing growth of the wireless and Internet delivery industries. Over the period, the estimated annual growth of handsets worldwide dropped from 45% to about 30%.

     Those developments provide another example of how we moved to reposition the portfolio. We began the period with about a 7.6% weighting devoted to the semiconductor industry and finished with a stake below 1%. Along the way, we eliminated our position in South Korea's Samsung Electronics, a top-10 holding in our report to you six months ago.

     In terms of countries, our exposure remained relatively stable. Our stakes are largely in the United Kingdom, France, and the Netherlands. Our position in Japan, however, declined from about 27% to less than 8%, as that country continued to struggle with a decade-long recession. Japan is making only spotty progress in corporate restructuring and tax reform.

WHAT ARE YOUR PLANS FOR VP INTERNATIONAL DURING THE NEXT YEAR?

     Where there's change, there's usually opportunity. And we are seeing enormous changes being brought about by globalization -- the free movement of people, ideas, technology, and goods and services across increasingly open borders.

     Businesses everywhere know this is becoming a more competitive world. Barriers are coming down, capital is more readily available, and entrepreneurs are flourishing. These changes are forcing companies to grow or merge to provide shareholder value.

     These forces of change are creating a range of investing opportunities. This year, we plan to continue our process of identifying companies with accelerating growth rates that are benefiting from these changes.

     Today, nearly two-thirds of the world's listed companies are outside the United States. There are roughly 36,000 stocks in overseas markets, versus 15,000 in this country. Last year, our international investment team visited more than 1,400 businesses and met face-to-face with top management of companies from Frankfurt to Tokyo. This year, we plan to continue our quest to own the best investments in the world.

[right margin]

TYPES OF INVESTMENTS IN  THE PORTFOLIO
                                                       AS OF DECEMBER 31, 2000

* COMMON STOCKS                                                 83.1%
* TEMPORARY CASH INVESTMENTS                                    14.4%
* PREFERRED STOCKS                                               1.6%
* FOREIGN BONDS                                                  0.9%

                                                           AS OF JUNE 30, 2000

* COMMON STOCKS                                                 95.9%
* TEMPORARY CASH INVESTMENTS                                     2.9%
* PREFERRED STOCKS                                               1.2%

INVESTMENTS BY COUNTRY

                                                          % OF FUND INVESTMENTS
                                             AS OF               AS OF
                                            12/31/00            6/30/00

UNITED STATES(1)                             18.5%                6.5%
UNITED KINGDOM                               15.4%               13.6%
FRANCE                                       12.5%               13.2%
NETHERLANDS                                   8.0%                5.9%
SWITZERLAND                                   8.0%                6.6%
JAPAN                                         7.2%               13.9%
GERMANY                                       5.0%                4.0%
ITALY                                         4.4%                4.3%
CANADA                                        3.3%                4.0%
SWEDEN                                        3.2%                8.2%
OTHER                                        14.5%               19.8%

(1)    Includes temporary cash investments.


                                               www.americancentury.com      7


VP International--Schedule of Investments
--------------------------------------------------------------------------------

DECEMBER 31, 2000

Shares                                                          Value
--------------------------------------------------------------------------------

COMMON STOCKS - 83.1%

BELGIUM - 1.5%
    40,154  Dexia                               $                   7,267,707
   173,221  Fortis (B)                                              5,632,341
    72,456  Interbrew(1)                                            2,527,520
                                                -------------------------------
                                                                   15,427,568
                                                -------------------------------

CANADA - 3.3%
   354,200  Bombardier Inc. Cl B                                    5,463,937
   130,800  Celestica Inc.(1)                                       7,095,900
   156,400  Nortel Networks Corp.                                   5,014,575
   431,000  Sun Life Financial Services
               of Canada Inc.                                      11,487,972
   166,100  Toronto-Dominion Bank (The)                             4,809,119
                                                -------------------------------
                                                                   33,871,503
                                                -------------------------------

DENMARK - 3.2%
   272,100  Danske Bank Group                                       4,901,437
   128,200  ISS A/S(1)                                              8,736,633
   104,392  Novo Nordisk A/S Cl B                                  18,738,762
                                                -------------------------------
                                                                   32,376,832
                                                -------------------------------

FINLAND - 1.3%

   295,600  Nokia Corp. Cl A ADR                                   12,858,600
                                                -------------------------------

FRANCE - 12.5%
    86,475  Alcatel SA                                              4,916,525
    33,600  Altran Technologies SA                                  7,609,720
   210,400  Aventis SA                                             18,487,138
   133,471  Axa                                                    19,316,123
    13,400  Compagnie Generale des
               Etablissements Michelin                                485,447
   365,600  European Aeronautic Defense
               and Space Co.(1)                                     8,128,928
    47,100  Groupe Danone                                           7,108,513
    33,700  Pinault-Printemps-Redoute SA                            7,249,166
   147,832  Sanofi-Synthelabo S.A.                                  9,863,684
   163,400  Societe Television Francaise 1                          8,829,421
    81,800  STMicroelectronics N.V.
               New York Shares                                      3,502,063
    89,800  Suez Lyonnaise des Eaux                                16,413,767
    46,200  Total FinaElf SA Cl B                                   6,877,166
    91,345  Vivendi Universal SA                                    6,017,487
    52,900  Vinci S.A.                                              3,256,187
                                                -------------------------------
                                                                  128,061,335
                                                -------------------------------

GERMANY - 3.6%
    58,800  E.on AG                                                 3,580,673
    45,000  Ergo Versicherungs Gruppe AG                            7,611,975
    79,140  Marschollek Lautenschlaeger
               und Partner AG                                       8,813,060
    22,799  Muenchener Rueckversicher
               (Acquired 11/14/00-12/29/00,
               Cost $8,385,626)(1)(2)                               8,164,348
    93,200  Schering AG                                             5,298,874
    28,600  Siemens AG                                              3,741,258
                                                -------------------------------
                                                                   37,210,188
                                                -------------------------------

Shares                                                          Value
--------------------------------------------------------------------------------

HONG KONG - 2.7%
   534,000  Cheung Kong (Holdings) Ltd.         $                    6,829,301
   616,747  HSBC Holdings plc                                        9,132,951
   939,200  Hutchison Whampoa Limited                               11,710,348
                                                --------------------------------
                                                                    27,672,600
                                                --------------------------------

IRELAND - 0.7%
   159,000  Elan Corp., plc ADR(1)                                   7,443,188
                                                --------------------------------

ISRAEL - 1.4%
    49,100  Check Point Software
               Technologies Ltd.(1)                                  6,559,453
   105,900  Teva Pharmaceutical Industries
               Ltd. ADR                                              7,753,866
                                               ---------------------------------
                                                                    14,313,319
                                               ---------------------------------

ITALY - 4.4%
 1,083,050  Alleanza Assicurazioni                                  17,272,002
   216,200  Assicurazioni Generali                                   8,594,258
 2,544,317  Banca Intesa S.p.A.                                     12,242,033
   574,800  Mondadori (Arnoldo) Editore SpA                          5,347,666

   194,450  Telecom Italia SpA                                       2,152,611
                                               ---------------------------------
                                                                    45,608,570
                                               ---------------------------------

JAPAN - 7.2%
   568,000  Ajinomoto Co., Inc.                                      7,358,604
   177,000  Canon, Inc.                                              6,176,663
   150,000  Eisai Company, Ltd.                                      5,234,460
   318,000  Hitachi Ltd.                                             2,824,201
    62,000  Hoya Corp.                                               4,543,511
    12,700  Itochu Techno - Science Corporation                      2,347,769
    58,000  KAO Corp.                                                1,679,913
    19,600  Keyence Corp.                                            4,787,786
    29,800  Matsushita Communication
               Industrial Co., Ltd.                                  3,730,687
   956,000  Mitsubishi Heavy Industries Ltd.                         4,153,439
    17,100  Murata Manufacturing Co., Ltd.                           1,999,040
   116,000  Nitto Denko Corp.                                        3,137,186
   141,000  Nomura Securities Co., Ltd.                              2,527,852
       260  NTT DoCoMo, Inc.                                         4,468,484
    13,700  Orix Corp.                                               1,369,701
   905,000  Sanyo Electric Company Ltd.                              7,500,545
   173,000  Takeda Chemical Industries, Ltd.                        10,202,661
                                               ---------------------------------
                                                                    74,042,502
                                               ---------------------------------

NETHERLANDS - 8.0%
   143,600  Heineken NV                                              8,697,405
   268,676  ING Groep N.V.                                          21,481,713
   354,400  Koninklijke Ahold NV                                    11,443,509
   101,000  Koninklijke Numico NV                                    5,087,431
   262,884  Koninklijke Philips Electronics NV                       9,529,544
    83,400  Royal Dutch Petroleum Co.
               New York Shares                                       5,050,913
     1,800  Unilever N.V. New York Shares                              113,288
    66,893  Unilever NV ADR                                          4,236,946
   338,400  VNU N.V.                                                16,647,897
                                               ---------------------------------
                                                                    82,288,646
                                               ---------------------------------


 8          1-800-345-6488                    See Notes to Financial Statements


VP International--Schedule of Investments
--------------------------------------------------------------------------------

                                                                    (Continued)

DECEMBER 31, 2000

Shares                                                          Value
--------------------------------------------------------------------------------

PEOPLES REPUBLIC OF CHINA - 0.6%
 1,209,000  China Mobile (Hong Kong) Ltd.(1)   $                     6,603,254
                                               ---------------------------------

SINGAPORE - 0.5%
 2,036,000  Capitaland Limited                                       3,522,491
   419,000  City Developments Limited                                1,945,185
                                               ---------------------------------
                                                                     5,467,676
                                               ---------------------------------

SPAIN - 1.5%
   204,900  Banco Popular Espanol SA                                 7,143,782
   512,891  Telefonica S.A.(1)                                       8,483,013
                                               ---------------------------------
                                                                    15,626,795
                                               ---------------------------------

SWEDEN - 3.2%
   185,816  Assa Abloy AB Cl B                                       3,628,988
    97,400  Atlas Copco AB Cl A                                      2,036,255
   456,900  Ericsson (L.M.) Telephone Co. ADR                        5,125,847
    22,460  Modern Times Group MTG AB Cl B(1)                          594,369
 1,420,883  Nordea AB                                               10,754,010
   260,400  Securitas AB Cl B                                        4,823,754
   192,300  Skandia Forsakrings AB                                   3,124,595
   266,800  Skandinaviska Enskilda Banken                            2,937,144
                                               ---------------------------------
                                                                    33,024,962
                                               ---------------------------------

SWITZERLAND - 8.0%
   100,263  ABB Ltd.                                                10,700,212
     7,857  Adecco SA                                                4,950,973
     2,782  Julius Baer Holding AG                                  15,244,542
     3,825  Nestle S.A.                                              8,932,168
    14,397  Novartis AG                                             25,481,810
     7,205  Swatch Group AG                                          9,013,483
    12,372  Zurich Financial Services AG(1)                          7,467,378
                                               ---------------------------------
                                                                    81,790,566
                                               ---------------------------------

UNITED KINGDOM - 15.4%
   574,994  Amvescap Plc                                            11,797,693
   450,600  Cable & Wireless plc                                     6,076,115
   373,300  Capita Group plc                                         2,787,244
 3,639,132  Centrica plc                                            14,088,464
   223,600  CMG plc                                                  2,988,422
 1,221,928  Diageo plc                                              13,685,287
 1,042,908  Energis plc(1)                                           7,008,185
   422,153  Granada Compass Plc(1)                                   4,460,088
   816,600  Hays plc                                                 4,706,995
   227,385  Logica plc                                               5,942,195
   256,900  Marconi plc                                              2,758,291
   671,600  Misys plc                                                6,619,142
   505,900  Next plc                                                 6,081,457
   352,181  Pearson plc                                              8,361,999
   262,300  Reckitt Benckiser PLC(1)                                 3,611,406
 1,631,500  Reed International PLC                                  17,054,232
 2,350,200  Rentokil Initial plc                                     8,107,068
 1,262,800  Royal & Sun Alliance Insurance
               Group plc                                            10,805,286
   235,700  Royal Bank of Scotland Group plc                         5,568,178

Shares/Principal Amount                                         Value
--------------------------------------------------------------------------------

   441,993  Scottish & Southern Energy PLC     $                     4,092,175
    83,000  Shire Pharmaceuticals Group plc(1)                       1,307,608
 1,994,793  Vodafone Group plc                                       7,313,014
   213,000  WPP Group plc                                            2,773,596
                                               ---------------------------------
                                                                   157,994,140
                                               ---------------------------------

UNITED STATES - 4.1%
   151,100  Aflac Inc.                                              10,907,531
    49,100  Amdocs Ltd.(1)                                           3,252,875
    50,000  Comverse Technology, Inc.(1)                             5,432,813
   403,900  Tyco International Ltd.                                 22,416,449
                                               ---------------------------------
                                                                    42,009,668
                                               ---------------------------------

TOTAL COMMON STOCKS                                                853,691,912
                                               ---------------------------------
   (Cost $725,125,865)

PREFERRED STOCKS - 1.6%

BRAZIL - 1.1%
    46,890,000  Banco Itau S.A.                                      4,448,538
       314,400  Petroleo Brasileiro S.A.                             7,381,145
                                               ---------------------------------
                                                                    11,829,683
                                               ---------------------------------

GERMANY - 0.5%
        17,596  Fresenius AG                                         4,696,179
                                               ---------------------------------

TOTAL PREFERRED STOCKS                                              16,525,862
                                               ---------------------------------
   (Cost $14,290,851)

FOREIGN GOVERNMENT BONDS - 0.9%

GERMANY - 0.9%

EURO    10,000,000 German Treasury Bill,
        4.56%, 4/20/01(3)                                            9,268,284
                                               ---------------------------------
   (Cost $9,110,272)

TEMPORARY CASH INVESTMENTS - 14.4%

   $90,000,000  SLMA Discount Note,
                   5.50%, 1/2/01(3)                                 90,000,000
   (Cost $89,986,250)

Repurchase Agreement, Goldman Sachs & Co., Inc.,
    (U.S. Treasury obligations), in a joint trading
    account at 5.90%, dated 12/29/00, due 1/2/01
    (Delivery value $9,005,900)                                      9,000,000

Repurchase Agreement, Merrill Lynch & Co., Inc.,
    (U.S. Treasury obligations), in a joint trading
    account at 5.95%, dated 12/29/00, due 1/2/01
    (Delivery value $49,032,394)                                    49,000,000
                                               ---------------------------------

TOTAL TEMPORARY CASH INVESTMENTS                                   148,000,000
                                               ---------------------------------
   (Cost $147,986,250)

TOTAL INVESTMENT SECURITIES - 100.0%                            $1,027,486,058
                                               =================================
   (Cost $896,513,238)


See Notes to Financial Statements              www.americancentury.com      9


VP International--Schedule of Investments
--------------------------------------------------------------------------------

                                                                    (Continued)

DECEMBER 31, 2000

MARKET SECTOR DIVERSIFICATION

BASIC MATERIALS                               0.3%
COMMERCIAL SERVICES                           9.7%
CONSUMER SERVICES                             6.2%
CONSUMER (CYCLICAL)                           4.4%
CONSUMER (NON-CYCLICAL)                       7.2%
ENERGY                                        1.9%
FINANCIAL                                    24.4%
HEALTH CARE                                  11.6%
INDUSTRIALS                                   2.0%
TEMPORARY CASH INVESTMENTS                   14.4%
TECHNOLOGY                                    8.8%
TELECOMMUNICATIONS                            5.4%
UTILITY                                       3.7%

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt

SLMA = Student Loan Marketing Association

(1) Non-income producing.

(2) Security was purchased under Rule 144A of the Securities Act of 1933 and, unless registered under the Act, or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at December 31, 2000, was $8,164,348 which represented 0.9% of net assets.

(3) Rate disclosed is the yield to maturity at purchase.


 10          1-800-345-6488                  See Notes to Financial Statements


Statement of Assets and Liabilities
--------------------------------------------------------------------------------

This statement breaks down the fund's ASSETS (such as securities, cash, and other receivables) and LIABILITIES (money owed for securities purchased, management fees, and other payables) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's NET ASSETS. The net assets divided by shares outstanding is the share price, or NET ASSET VALUE PER SHARE. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

DECEMBER 31, 2000

ASSETS

Investment securities, at value
   (identified cost of $896,513,238) (Note 3) .............       $1,027,486,058
Receivable for investments sold ...........................            3,614,963
Receivable for capital shares sold ........................            3,366,792
Dividends and interest receivable .........................              975,692
                                                                  --------------
                                                                   1,035,443,505
                                                                  --------------

LIABILITIES

Disbursements in excess of demand deposit cash ............              687,816
Payable for investments purchased .........................           53,067,885
Payable for capital shares redeemed .......................           55,930,360
Accrued management fees (Note 2) ..........................              965,762
Payable for directors' fees and expenses ..................                  667
Accrued expenses and other liabilities ....................                1,749
                                                                  --------------
                                                                     110,654,239
                                                                  --------------

Net Assets ................................................       $  924,789,266
                                                                  ==============

CAPITAL SHARES, $0.01 PAR VALUE

Authorized ................................................          200,000,000
                                                                  ==============
Outstanding ...............................................           90,380,245
                                                                  ==============
Net Asset Value Per Share .................................       $        10.23
                                                                  ==============

NET ASSETS CONSIST OF:

Capital (par value and paid-in surplus) ...................       $  741,430,782

Accumulated net investment income .........................              115,029

Accumulated undistributed net realized gain on
   investment and foreign currency transactions ...........           52,315,851

Net unrealized appreciation on investments and
   translation of assets and liabilities in
   foreign currencies (Note 3) ............................          130,927,604
                                                                  --------------
                                                                  $  924,789,266
                                                                  ==============


See Notes to Financial Statements         www.americancentury.com          11


Statement of Operations
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed during the reporting period as a result of the fund's operations. In other words, it shows how much money the fund made or lost as a result of dividend and interest income, fees and expenses, and investment gains or losses.

YEAR ENDED DECEMBER 31, 2000

INVESTMENT LOSS

Income:
Dividends (net of foreign taxes withheld of $810,681) .......     $   5,824,930
Interest ....................................................         4,917,935
                                                                  -------------
                                                                     10,742,865
                                                                  -------------

Expenses (Note 2):
Management fees .............................................        12,066,832
Directors' fees and expenses ................................             5,011
                                                                  -------------
                                                                     12,071,843
                                                                  -------------

Net investment loss .........................................        (1,328,978)
                                                                  -------------

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCY (NOTE 3)

Net realized gain (loss) on:
Investments .................................................        88,980,707

Foreign currency transactions
   (net of foreign taxes withheld of $70,013) ...............       (31,828,243)
                                                                  -------------
                                                                     57,152,464
                                                                  -------------

Change in net unrealized appreciation on:
Investments .................................................      (224,971,369)
Translation of assets and liabilities
   in foreign currencies ....................................         2,574,417
                                                                  -------------
                                                                   (222,396,952)
                                                                  -------------

Net realized and unrealized loss on
   investments and foreign currency .........................      (165,244,488)
                                                                  -------------

Net Decrease in Net Assets Resulting from Operations ........     $(166,573,466)
                                                                  =============


 12          1-800-345-6488                  See Notes to Financial Statements


Statement of Changes in Net Assets
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of operations (as detailed on the previous page for the most recent period), income and capital gain distributions, and shareholder investments and redemptions.

YEARS ENDED DECEMBER 31, 2000 AND DECEMBER 31, 1999

Increase in Net Assets

                                                     2000               1999

OPERATIONS
Net investment loss ......................   $    (1,328,978)   $      (874,411)
Net realized gain on investments and
   foreign currency transactions .........        57,152,464         43,695,305
Change in net unrealized appreciation
   on investments and translation of
   assets and liabilities in
   foreign currencies ....................      (222,396,952)       263,487,534
                                             ---------------    ---------------

Net increase (decrease) in net
   assets resulting from operations ......      (166,573,466)       306,308,428
                                             ---------------    ---------------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income ...............        (1,166,113)              --
From net realized gains on
   investment transactions ...............       (17,435,011)              --
                                             ---------------    ---------------
Decrease in net assets
   from distributions ....................       (18,601,124)              --
                                             ---------------    ---------------

CAPITAL SHARE TRANSACTIONS

Proceeds from shares sold ................     3,525,001,982        849,452,226
Proceeds from reinvestment
  of distributions .......................        18,601,124               --
Payments for shares redeemed .............    (3,233,480,790)      (774,881,238)
                                             ---------------    ---------------
Net increase in net assets from
   capital share transactions ............       310,122,316         74,570,988
                                             ---------------    ---------------

Net increase in net assets ...............       124,947,726        380,879,416

NET ASSETS
Beginning of period ......................       799,841,540        418,962,124
                                             ---------------    ---------------
End of period ............................   $   924,789,266    $   799,841,540
                                             ===============    ===============

Undistributed net investment income ......   $       115,029    $     1,149,432
                                             ===============    ===============

TRANSACTIONS IN SHARES OF THE FUND
Sold .....................................       319,334,618         99,625,040
Issued in reinvestment of distributions ..         1,320,165               --
Redeemed .................................      (294,242,554)       (90,616,064)
                                             ---------------    ---------------
Net increase .............................        26,412,229          9,008,976
                                             ===============    ===============


See Notes to Financial Statements         www.americancentury.com          13


Notes to Financial Statements
--------------------------------------------------------------------------------

DECEMBER 31, 2000

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century Variable Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. VP International Fund (the fund) is one of the ten funds issued by the corporation. The fund is diversified under the 1940 Act. The fund's investment objective is capital growth. The fund seeks to achieve its investment objective by investing primarily in an internationally diversified portfolio of equity securities that are considered by management to have prospects for appreciation. The fund will invest primarily in securities of issuers located in developed markets. The following significant accounting policies are in accordance with accounting principles generally accepted in the United States of America; these policies may require the use of estimates by fund management.

    SECURITY VALUATIONS -- Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

    SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME -- Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

    Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on foreign currency transactions and unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively.

    FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The fund may enter into forward foreign currency exchange contracts to facilitate transactions of securities denominated in a foreign currency or to hedge the fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the fund and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. The fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses may arise if the counterparties do not perform under the contract terms. There were no open forward foreign currency exchange contracts at December 31, 2000.

    REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that the fund's investment manager, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

    JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, each fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

    INCOME TAX STATUS -- It is the fund's policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains are declared and paid annually.

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences are primarily due to differing treatments for foreign currency transactions and wash sales and may result in reclassification among certain capital accounts.

    For the two month period ended December 31, 2000, VP International incurred net capital losses of $11,964,946. The fund has elected to treat such losses as having been incurred in the following fiscal year.


 14      1-800-345-6488


Notes to Financial Statements
--------------------------------------------------------------------------------

                                                                    (Continued)

DECEMBER 31, 2000

--------------------------------------------------------------------------------
2. TRANSACTIONS WITH RELATED PARTIES

    The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified fee. The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly based on the fund's average daily closing net assets during the previous month.

    The annualized fee schedule for the fund is as follows:

       1.50% on the first $250 million
       1.20% on the next $250 million
       1.10% over $500 million

    The funds may invest in a J.P. Morgan Flemings Asset Management (JPM) money market fund for temporary purposes. JPM is a wholly owned subsidiary of J.P. Morgan Chase and Co., an equity investor in American Century Companies, Inc.

    Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the corporation's investment manager, ACIM, the distributor of the corporation, American Century Investment Services, Inc., and the corporation's transfer agent, American Century Services Corporation.

--------------------------------------------------------------------------------
3. INVESTMENT TRANSACTIONS

    Purchases and sales of investment securities, excluding short-term investments, for the year ended December 31, 2000, totaled $1,416,470,062 and $1,146,676,817, respectively.

    As of December 31, 2000, accumulated net unrealized appreciation on investments was $119,851,674, based on the aggregate cost of investments for federal income tax purposes of $907,634,384, which consisted of unrealized appreciation of $139,064,705 and unrealized depreciation of $19,213,031.

--------------------------------------------------------------------------------
4. BANK LOANS

    The fund, along with certain other funds managed by ACIM, has entered into an unsecured $620,000,000 bank line of credit agreement with J.P. Morgan Chase & Co. Effective December 19, 2000, the bank line of credit was renewed at $520,000,000. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The fund did not borrow from the line during the year ended December 31, 2000.


                                              www.americancentury.com      15


VP International--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the fund is not five years old). It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net income as a percentage of average net assets), EXPENSE RATIO (operating expenses as a percentage of average net assets), and PORTFOLIO TURNOVER (a gauge of the fund's trading activity).

                                                           FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED DECEMBER 31

                                                             2000          1999          1998          1997          1996
PER-SHARE DATA

Net Asset Value, Beginning of Period ...................... $12.50         $7.62         $6.84        $5.96          $5.33
                                                           -------       -------       -------      -------        -------
Income From Investment Operations
  Net Investment Income (Loss) ............................ (0.02)        (0.01)          0.02        (0.02)          0.02(1)
  Net Realized and Unrealized Gain (Loss)
     on Investment Transactions ........................... (2.02)         4.89           1.24         1.11           0.74
                                                           -------       -------       -------      -------        -------
  Total From Investment Operations ........................ (2.04)         4.88           1.26         1.09           0.76
                                                           -------       -------       -------      -------        -------
Distributions
  From Net Investment Income .............................. (0.01)           --          (0.04)       (0.06)         (0.03)
  In Excess of Net Investment Income ......................    --            --             --        (0.01)         (0.07)
  From Net Realized Gains on
     Investment Transactions .............................. (0.22)           --          (0.36)       (0.14)         (0.03)
  In Excess of Net Realized Gains on
     Investment Transactions ..............................    --            --          (0.08)          --             --
                                                           -------       -------       -------      -------        -------
  Total Distributions ..................................... (0.23)           --          (0.48)       (0.21)         (0.13)
                                                           -------       -------       -------      -------        -------
Net Asset Value, End of Period ............................$10.23        $12.50          $7.62        $6.84          $5.96
                                                           =======       =======       =======      =======        =======
  Total Return(2) .........................................(16.83)%       64.04%         18.76%       18.63%         14.41%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets .........   1.23%        1.34%       1.47%(3)        1.50%          1.50%
Ratio of Net Investment Income (Loss) to
   Average Net Assets ..................................... (0.14)%      (0.17)%       0.25%(3)      (0.08)%          0.31%
Portfolio Turnover Rate ...................................    128%         109%          181%          173%           154%
Net Assets, End of Period (in thousands) ..................$924,789     $799,842      $418,962      $216,523       $101,335

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of dividends and capital gains distributions, if any.

(3) ACIM voluntarily waived a portion of its management fee from October 1, 1998 through November 16, 1998. In absence of the waiver, the annualized ratio of operating expenses to average net assets and annualized ratio of net investment income to average net assets would have been 1.48% and 0.24%, respectively, for the year ended December 31, 1998.


 16          1-800-345-6488                See Notes to Financial Statements


Independent Auditors' Report
--------------------------------------------------------------------------------

The Board of Directors and Shareholders,

American Century Variable Portfolios, Inc:

  We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VP International Fund (the "Fund"), one of the funds comprising American Century Variable Portfolios, Inc., as of December 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and the financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 2000 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of VP International Fund as of December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
February 2, 2001


                                              www.americancentury.com      17


Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     The philosophy behind American Century's Variable Portfolios growth funds focuses on three important principles. Chiefly, the funds seek to own successful companies, which we define as those whose earnings and revenues are growing at accelerating rates. In addition, we attempt to keep the funds fully invested, regardless of short-term market activity. Experience has shown that market gains can occur in unpredictable spurts and that missing even some of these opportunities may significantly limit potential for gain. Of course, remaining fully invested also means the funds may experience greater losses in market downturns. Finally, American Century Variable Portfolios funds are managed by teams, rather than by one "star" manager. We believe this enables us to make better, more consistent management decisions.

     VP INTERNATIONAL'S investment objective is capital growth. The fund invests primarily in the equity securities of foreign companies that exhibit accelerating earnings growth. It favors companies based in developed markets. It will typically have significant share-price fluctuations.

     International investing involves special risks including political instability and economic risk.

HOW CURRENCY RETURNS AFFECT FUND PERFORMANCE

     For U.S. investors, the total return from international stocks includes the effects of currency fluctuations -- the movement of international currency values in relation to the value of the U.S. dollar. Currency exchange rates come into play when international stock income, gains and losses are converted into U.S. dollars.

     Changing currency values may have a significant impact on the total returns of international stock funds. The value of the foreign investments held by international stock funds may be reduced or increased by changes in currency exchange rates. The U.S. dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated. Conversely, the U.S. dollar value of a foreign security tends to increase when the value of the dollar falls against the foreign currency. (The stronger foreign currency buys more dollars.) In addition, the value of fund assets may be affected by losses and other expenses incurred in converting between U.S. dollars and various currencies in order to purchase and sell foreign securities. Currency restrictions, exchange control regulations, currency devaluations, and political developments may also affect net asset value.

COMPARATIVE INDICES

     The following indices are used in the report to serve as fund performance comparisons. They are not investment products available for purchase.

     The S&P 500 is a capitalization-weighted index of the stocks of 500 publicly traded U.S. companies that are considered to be leading firms in dominant industries. Created by Standard & Poor's, the index is viewed as a broad measure of U.S. stock market performance.

     MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) has developed several indices that measure the performance of foreign stock markets. The best known is the EUROPE, AUSTRALASIA, FAR EAST INDEX (EAFE(reg.tm)), which is a widely followed group of stocks from 20 countries. Within this index are two narrower indices. The MSCI EUROPE measures stock performance in 14 European countries. The MSCI FAR EAST measures stock performance in Japan, Hong Kong, Malaysia, and Singapore.

[left margin]

PORTFOLIO MANAGERS

  VP International
       HENRIK STRABO
       MARK KOPINSKI


18      1-800-345-6488


Glossary
--------------------------------------------------------------------------------

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the "Financial Highlights" on page 16.

INVESTMENT TERMS

* MEDIAN MARKET CAPITALIZATION-- market capitalization (market cap) is the total value of a company's stock and is calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less. If there is an even number of companies, then the median is the average of the two companies in the middle.

* WEIGHTED AVERAGE MARKET CAPITALIZATION-- average market capitalization represents the average value of the companies held in a portfolio. When that figure is weighted, the impact of each company's capitalization on the overall average is proportional to the total market value of its shares.

* NUMBER OF COMPANIES-- the number of different companies held by a fund on a given date.

* PORTFOLIO TURNOVER-- the percentage of a fund's investment portfolio that is replaced during a given time period, usually a year. Actively managed portfolios tend to have higher turnover than passively managed portfolios such as index funds.

* PRICE/BOOK RATIO-- a stock value measurement calculated by dividing a company's stock price by its book value per share, with the result expressed as a multiple instead of as a percentage. (Book value per share is calculated by subtracting a company's liabilities from its assets, then dividing that value by the number of outstanding shares.)

* PRICE/EARNINGS (P/E) RATIO-- a stock value measurement calculated by dividing a company's stock price by its earnings per share, with the result expressed as a multiple instead of as a percentage. (Earnings per share is calculated by dividing the after-tax earnings of a corporation by its outstanding shares.) When this figure is weighted, the impact of each company's P/E ratio is in proportion to the percentage of the fund that the company represents.

TYPES OF STOCKS

* BLUE CHIP STOCKS-- stocks of the most established companies in American industry. They are generally large, fairly stable companies that have demonstrated consistent earnings and usually have long-term growth potential. Examples include General Electric and Coca-Cola.

* CYCLICAL STOCKS-- generally considered to be stocks whose price and earnings fluctuations tend to follow the ups and downs of the business cycle. Examples include the stocks of automobile manufacturers, steel producers, and textile operators.

* GROWTH STOCKS-- stocks of companies that have experienced above-average earnings growth and are expected to continue such growth. These stocks often sell at high P/E ratios. Examples can include the stocks of high-tech, health care, and consumer staple companies.

* LARGE-CAPITALIZATION ("LARGE-CAP") STOCKS-- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of more than $8.3 billion. This is Lipper's market capitalization breakpoint as of December 31, 2000, although it may be subject to change based on market fluctuations. The Dow Jones Industrial Average and the S&P 500 Index generally consist of stocks in this range.

* MEDIUM-CAPITALIZATION ("MID-CAP") STOCKS-- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of between $2.1 billion and $8.3 billion. This is Lipper's market capitalization breakpoint as of December 31, 2000, although it may be subject to change based on market fluctuations. The S&P 400 Index and Russell 2500 Index generally consist of stocks in this range.


                                               www.americancentury.com      19


Glossary
--------------------------------------------------------------------------------

                                                                    (Continued)

* SMALL-CAPITALIZATION ("SMALL-CAP") STOCKS-- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of less than $2.1 billion. This is Lipper's market capitalization breakpoint as of December 31, 2000, although it may be subject to change based on market fluctuations. The S&P 600 Index and the Russell 2000 Index generally consist of stocks in this range.

* VALUE STOCKS-- generally considered to be stocks that are purchased because they are relatively inexpensive. These stocks are typically characterized by low P/E ratios.

FUND CLASSIFICATIONS

    Please be aware that a fund's category may change over time. Therefore, it is important that you read the fund's prospectus or fund profile carefully before investing to ensure its objectives, policies, and risk potential are consistent with your needs.

INVESTMENT OBJECTIVE

    The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

* CAPITAL PRESERVATION -- offers taxable and tax-free money market funds for relative stability of principal and liquidity.

* INCOME -- offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and generally lower volatility levels than stock funds.

* GROWTH & INCOME -- offers funds that emphasize both growth and income provided by either dividend-paying equities or a combination of equity and fixed-income securities.

* GROWTH -- offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with correspondingly high price-fluctuation risk.

RISK

    The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.

* CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price-fluctuation risk.

* MODERATE -- these funds generally provide moderate return potential with moderate price-fluctuation risk.

* AGGRESSIVE -- these funds generally provide high return potential with correspondingly high price-fluctuation risk.


 20      1-800-345-6488




[inside back cover - blank]




[back cover]


Who We Are

American Century offers investors more than 70 mutual funds spanning the investment spectrum. We currently manage $100 billion for roughly 2 million individuals, institutions and corporations, and offer a range of services designed to make investing easy and convenient.

For four decades, American Century has been a leader in performance, service and innovation. From pioneering the use of computer technology in investing to allowing investors to conduct transactions and receive financial advice over the Internet, we have been committed to building long-term relationships and to helping investors achieve their dreams.

In a very real sense, investors put their future in our hands. With so much at stake, our work continues to be guided by one central belief, shared by every person at American Century: WE SUCCEED ONLY IF OUR INVESTORS SUCCEED.

[left margin]

[american century logo and text logo (reg.sm)]

P.O. BOX 419385
KANSAS CITY, MISSOURI 64141-6385

WWW.AMERICANCENTURY.COM

INVESTOR RELATIONS
1-800-345-6488

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-4360

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

0101                                 American Century Investment Services, Inc.
SH-ANN-24093                      (c)2001 American Century Services Corporation

[front cover]

December 31, 2000

AMERICAN CENTURY
VARIABLE PORTFOLIOS
Annual Report

[graphic of runners]
[graphic of person looking at computer screen]

VP Capital Appreciation

[american century logo and text logo (reg. sm)]

[inside front cover]

[left margin]

VARIABLE PORTFOLIOS
VP CAPITAL APPRECIATION

[Dalbar logo and text logo]

     American Century's reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.


Our Message to You

[photo of James E. Stowers, Jr., standing, with James E. Stowers III] James E. Stowers, Jr., standing, with James E. Stowers III

     The steep correction that hit technology stocks last spring marked the beginning of one of the most volatile periods in recent memory. Operating in the mid-cap realm, VP Capital Appreciation benefited from a broadening of the market as investors gravitated to mid-sized companies from both ends of the capitalization spectrum. As a result, VP Capital Appreciation generated positive results in a period that saw the most widely followed market indices turn in their worst performances in years.

     Turning to corporate matters, in late December, Chase Manhattan Corp. completed its acquisition of J.P. Morgan & Co., Inc., which has been a substantial minority shareholder in American Century Companies, Inc., since 1998. Corporate control of American Century is not affected by this transaction. We are pleased to welcome Chase as a new shareholder in American Century, and look forward to working with J.P. Morgan Chase, as the new enterprise is called, for the benefit of fund shareholders.

     In other corporate news, some American Century executives have assumed important new responsibilities. For example, we chose to share the chairman of the board position and named American Century President William M. Lyons chief executive officer, giving him ultimate management responsibility for the entire company.

     These changes, plus the promotion of some key investment professionals, strengthen the leadership of our investment management area and allow us to pursue additional worthwhile endeavors. For example, Jim Stowers III will focus more on product innovation, working to develop the next generation of portfolio management technologies. However, his first priority will continue to be his active participation on the investment teams responsible for the Ultra and Veedot funds.

     As always, we appreciate your continued confidence in American Century.

Sincerely,
/signature/ James E. Stowers, Jr             /signature/ James E. Stowers III
James E. Stowers, Jr.                        James E. Stowers III
Founder and Chairman                         Co-Chairman of the Board


[right margin]

                               Table of Contents

   Report Highlights ......................................................    2
   Market Perspective .....................................................    3
VP CAPITAL APPRECIATION
   Performance Information ................................................    4
   Management Q&A .........................................................    5
   Portfolio at a Glance ..................................................    5
   Top Ten Holdings .......................................................    6
   Top Five Industries ....................................................    6
   Types of Investments ...................................................    7
   Schedule of Investments ................................................    8
FINANCIAL STATEMENTS
   Statement of Assets and
   Liabilities ............................................................   10
   Statement of Operations ................................................   11
   Statement of Changes
   in Net Assets ..........................................................   12
   Notes to Financial
   Statements .............................................................   13
   Financial Highlights ...................................................   15
   Independent Auditors'
   Report .................................................................   16
OTHER INFORMATION
   Background Information
      Investment Philosophy
      and Policies ........................................................   17
      Comparative Indices .................................................   17
      Portfolio Managers ..................................................   17
   Glossary ...............................................................   18


                                                  www.americancentury.com      1


Report Highlights

MARKET PERSPECTIVE

* The calendar year 2000 saw the most volatile stock market conditions in recent memory. The Nasdaq Composite gave new meaning to the term roller coaster. It rose more than 24% in the early weeks of the new year; declined precipitously in the spring, including a one-week drop of more than 25%; climbed more than 16% in June; and fell nearly 23% in November.

* For the year, the Nasdaq was down more than 39% -- after gaining more than 85% in 1999. The S&P 500, the broad indicator of the stock market's health, fell more than 9%, while the Dow Jones Industrials dropped 5%.

* Small- and mid-size companies
     modestly outperformed larger ones in 2000, a factor that benefited VP Capital Appreciation investors. In addition, value equities outdistanced growth stocks for the first time in six years.

* Technology, media, and telecommunications companies endured a dramatic and painful retreat. Rising short-term interest rates, escalating energy costs, and the weakening euro weighed on corporate profits. As the year progressed, the market broadened and investors moved into "old economy" sectors such as industrials, basic materials, and consumer staples.

VP CAPITAL APPRECIATION

* VP Capital Appreciation gained 9.03% for the year ended December 31, 2000, performing in line with its benchmark, the S&P MidCap 400/BARRA Growth Index, which returned 9.16%.

* Investors gravitated to mid-cap stocks from both ends of the capitalization spectrum. Disappointed small-cap and large-cap investors moved into the mid-cap space, where they found growing companies that have stable business models and the ability to produce consistent earnings.

* Effective stock selection and timely decisions on industry weightings drove VP Capital Appreciation's performance in a turbulent investment environment

* The fund reduced its semiconductor, computer software, and electrical equipment holdings and increased its stakes in financial services, information services, and drug stocks.

* VP Capital Appreciation was
     held back by technology and telecommunications holdings.

[left margin]

VP CAPITAL APPRECIATION

       TOTAL RETURNS:                     AS OF 12/31/00
          6 Months                           -7.12%*
          1 Year                              9.03%
       INCEPTION DATE:                       11/20/87
       NET ASSETS:                         $716.9 million

*      Not annualized.

Investment terms are defined in the Glossary on pages 18-19.


2      1-800-345-6488


Market Perspective from James E. Stowers III and C. Kim Goodwin

[photo of C. Kim Goodwin with James E. Stowers III]
C. Kim Goodwin and James E. Stowers III, co-chief investment officers, U.S. growth equities

A VOLATILE MARKET

     The calendar year 2000 saw some of the most volatile stock market conditions in recent memory. Indeed, the Nasdaq Composite gave new meaning to the term roller coaster. It rose more than 24% in the early weeks of the new year; declined precipitously in the spring, including a one-week drop of more than 25%; climbed more than 16% in June; and fell nearly 23% in November. Still, VP Capital Appreciation turned in positive results during a difficult stretch for growth-oriented investors.

     Since our last report, the headlines have belonged to technology, media, and telecommunications companies, which endured a dramatic and painful retreat. The damage wasn't limited to just dot-coms and start-ups. With the economy cooling after more than 100 straight months of expansion, investors viewed industry leaders through a more discerning lens as well. When we closed our 2000 books the Nasdaq was down more than 39% -- after gaining more than 85% in 1999. The S&P 500, the broad indicator of the stock market's health, fell more than 9%, while the Dow Jones Industrials dropped 5%.

     This swing in market psychology can be traced to an investment axiom that many investors either forgot or disregarded: Enthusiasm, hope, and speculation can drive stock valuations to dizzying levels, but it takes earnings to keep them there.

     The stage was set for disappointment at mid-summer with a triple threat of rising short-term interest rates, escalating energy costs, and a weakening euro weighing on corporate profits. With businesses rolling back spending plans, one bellwether technology company after another warned of slower growth, sending down valuations across their industries. On the telecommunications front, a slowing economy led major telecom service providers to reduce the growth of their capital spending for 2001, endangering the earnings of merchants that supply them with equipment, components, and technology.

     Seeking more predictable earnings and revenues, investors moved into "old economy" sectors such as industrials, basic materials, and consumer staples, and those areas drove the S&P 500 during the fourth quarter. For the year, small- and mid-size companies modestly outperformed larger ones, a factor that benefited VP Capital Appreciation. In addition, value equities outdistanced growth stocks for the first time in six years.

     Many analysts expect corporate earnings to slow further in 2001, which will put a premium on selectivity. That dovetails nicely with the core of our investment approach--seeking growing, successful companies.

[right margin]

"ENTHUSIASM, HOPE, AND SPECULATION CAN DRIVE STOCK VALUATIONS TO DIZZYING LEVELS, BUT IT TAKES EARNINGS TO KEEP THEM THERE."

MARKET RETURNS
FOR THE YEAR ENDED DECEMBER 31, 2000

S&P 500                     -9.10%
S&P MIDCAP 400              17.51%
RUSSELL 2000                -3.02

Source: Lipper Inc.

These indices represent the performance of large-, medium-, and small-capitalization stocks.

[mountain chart data below]

MARKET PERFORMANCE (GROWTH OF $1.00)
FOR THE YEAR ENDED DECEMBER 31, 2000

            S&P 500     S&P Midcap 400     Russell 2000
12/31/99     $1.00          $1.00              $1.00
1/31/00      $0.95          $0.97              $0.98
2/29/00      $0.93          $1.04              $1.15
3/31/00      $1.02          $1.13              $1.07
4/30/00      $0.99          $1.09              $1.01
5/31/00      $0.97          $1.07              $0.95
6/30/00      $1.00          $1.09              $1.03
7/31/00      $0.98          $1.11              $1.00
8/31/00      $1.04          $1.23              $1.07
9/30/00      $0.99          $1.22              $1.04
10/31/00     $0.98          $1.18              $1.00
11/30/00     $0.90          $1.09              $0.89
12/31/00     $0.91          $1.18              $0.97


                                                  www.americancentury.com      3


VP Capital Appreciation--Performance

TOTAL RETURNS AS OF DECEMBER 31, 2000

                            VP CAPITAL      S&P 500       S&P MIDCAP         S&P MIDCAP
                           APPRECIATION      INDEX      400/BARRA GROWTH      400 INDEX
6 MONTHS(1)                   -7.12%        -8.72%          -5.04%               7.83%

1 YEAR                         9.03%        -9.10%           9.16%              17.51%
 AVERAGE ANNUAL RETURNS
3 YEARS                       20.67%        12.26%          23.75%              17.10%
5 YEARS                       10.19%        18.33%          23.91%              20.41%
10 YEARS                      12.52%        17.46%           N/A                19.86%
LIFE OF FUND                  11.83%        17.23%(2)        N/A                19.46%(2)

The fund's inception date was 11/20/87.

(1)  Returns for periods less than one year are not annualized.

(2) Since 11/30/87, the date nearest the fund's inception for which data are available.

See pages 17-19 for information about the indices and returns.

The performance information presented does not include charges and deductions imposed by the insurance company separate account under the variable annuity or variable life insurance contracts. The inclusion of such charges could significantly lower performance. Please refer to the separate account prospectus for a discussion of the charges related to the insurance contracts.

GROWTH OF $10,000 OVER 10 YEARS

[mountain chart data below]

                  VP Capital
                 Appreciation      S&P 500 Index
12/31/1990         $10,000           $10,000
12/31/1991         $14,188           $13,047
12/31/1992         $13,998           $14,041
12/31/1993         $15,441           $15,457
12/31/1994         $15,260           $15,661
12/31/1995         $20,006           $21,546
12/31/1996         $19,142           $26,493
12/31/1997         $18,518           $35,331
12/31/1998         $18,118           $45,428
12/31/1999         $29,808           $54,986
12/31/2000         $32,502           $49,983

The graph at left shows the growth of a $10,000 investment in the fund over 10 years, while the graph below shows the fund's year-by-year performance. The S&P MidCap 400/BARRA Growth Index and the S&P 500 Index are provided for comparison. VP Capital Appreciation's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not. Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

ONE-YEAR RETURNS OVER 10 YEARS (PERIODS ENDED DECEMBER 31)

[bar chart data below]

              VP Capital       S&P MidCap 400/
             Appreciation       BARRA Growth
12/31/91         41.88%             N/A
12/31/92         -1.34%             6.94%
12/31/93         10.31%            13.67%
12/31/94         -1.17%            -6.98%
12/31/95         31.10%            27.30%
12/31/96         -4.32%            18.46%
12/31/97         -3.26%            30.27%
12/31/98         -2.16%            34.86%
12/31/99         64.52%            28.74%
12/31/00          9.03%             9.16%


4      1-800-345-6488


VP Capital Appreciation--Q&A

[photo of Kurt Stalzer and Linda Peterson]

     An interview with Kurt Stalzer and Linda Peterson, portfolio managers on the VP Capital Appreciation investment team.

HOW DID VP CAPITAL APPRECIATION PERFORM DURING THE 12 MONTHS ENDED DECEMBER 31, 2000?

     VP Capital Appreciation gained 9.03%, performing in line with its benchmark, the S&P MidCap 400/BARRA Growth Index, which returned 9.16% during the period.

VP CAPITAL APPRECIATION PRIMARILY INVESTS IN MID-CAP STOCKS, WHICH PERFORMED WELL IN A PERIOD WHEN MUCH OF THE MARKET STRUGGLED. WHAT IS DRIVING MID-CAP PERFORMANCE?

     We're seeing investors gravitate to mid-caps from both ends of the capitalization spectrum. First, the meltdown by small, unproven companies, combined with their inherent illiquidity and high valuations, opened a lot of eyes early in the year. This resulted in many small-cap investors considering the mid-cap space, where they have found attractive companies whose stable business models may contribute to consistent earnings growth.

     At the same time, large-cap investors have begun moving down the capitalization range. With the exception of 1999's technology run-up, the late 1990s market was characterized by a "nifty 50" mentality -- a focus on big, blue-chip growth companies. This pushed up valuations among the largest domestic stocks. In 2000, however, a number of earnings disappointments from big companies shattered the perception that the large-cap space is the only place to find relative safety and growth. This also caused new investors to consider the mid-cap realm.

THE FUND PRODUCED SOLID RESULTS IN A VERY DIFFICULT INVESTMENT ENVIRONMENT. WHAT WERE THE KEYS TO PERFORMANCE?

     Timely decisions on industry weightings had a big impact on our performance. We started the year with a strong stake in technology issues and solid weighting in energy stocks. The performance of the technology sector was exceptionally strong early in the year and our holdings in this area drove returns. Our energy investments also performed very well.

     As the year progressed, the decision to trim our technology position was equally important. It looked like the market was broadening beyond technology and our earnings acceleration model was identifying opportunities in other areas. We still had a healthy technology weighting when the sector imploded last spring, but we had scaled back our position and increased our stakes in health care and financials. Our energy stocks provided ballast in the technology storm and the defensive nature of our health care and financial investments drove performance later in the period.

WHICH INDUSTRY PROVIDED THE BEST RESULTS IN THE LAST 12 MONTHS?

     Our health care holdings, particularly manufacturers of medical instruments and equipment used to develop drugs, provided solid returns. A leader in this

[right margin]

"WE'RE SEEING INVESTORS GRAVITATE TO MID-CAPS FROM BOTH ENDS OF THE CAPITALIZATION SPECTRUM."

PORTFOLIO AT A GLANCE
                                                12/31/00          12/31/99
NO. OF COMPANIES                                  60                80
P/E RATIO                                        43.1              47.3
MEDIAN MARKET                                    $4.72             $4.02
CAPITALIZATION                                  BILLION           BILLION
WEIGHTED MARKET                                  $6.52             $18.2
CAPITALIZATION                                  BILLION           BILLION
PORTFOLIO TURNOVER                               128%              119%

Investment terms are defined in the Glossary on pages 18-19.


                                                  www.americancentury.com      5


VP Capital Appreciation--Q&A


                                                                    (Continued)

area, Waters Corporation, was the fund's top contributor in 2000. One of the keys to Waters' performance is its growing commitment to mass spectrometry -- a process that speeds the development of new drugs.

     We also have been happy with our investments in drug companies. This is due in part to the defensive nature of pharmaceuticals and to changes in Food and Drug Administration procedures that speed-up the approval of generic drugs. Teva Pharmaceuticals benefited from these factors and from a rise in brand-name drugs losing patent protection. Teva specializes in generic drugs and has a track record of being first to market with new generics.

WHAT OTHER AREAS HAD A POSITIVE IMPACT ON VP CAPITAL APPRECIATION'S RESULTS?

     Our financial services holdings provided good returns throughout the year, and produced the fund's top two performers during the last half of the period.

     After a lull in new issues hurt municipal bond insurer Ambac Financial Group in the rising-interest-rate environment of 1999, the company rebounded in 2000. First, Ambac benefited from mid-year sentiment that the Federal Reserve had finished tightening and that interest rates had peaked. The nation's second-largest insurer of municipal bonds continued to perform well as the economy slowed and it became more likely that the Fed would cut interest rates to avoid a recession in 2001.

     Another top performer, Concord EFS, is a good example of how being patient with a stock can pay off. One of our biggest disappointments early in the year, this processor of debit and credit card payments has come on strong in the last eight months. Despite temporary negative market sentiment due to an acquisition, we held onto the stock because Concord's earnings never faltered. Our patience was rewarded -- the stock's price rebounded as the company benefited from increased use of debit and credit cards for routine purchases.

AN UNCERTAIN EARNINGS ENVIRONMENT HAS MADE "VISIBLE EARNINGS" AN IMPORTANT FACTOR IN THE MARKET. PLEASE EXPLAIN THIS CONCEPT AND HOW IT AFFECTS INVESTORS.

     Earnings visibility refers to sources of future revenue that investors can count on. For example, a company that holds long-term contracts to provide data processing services to businesses has visible revenues that should translate into a predictable earnings stream. A department store, on the other hand, doesn't have visible earnings. Sales vary from day-to-day and can be affected by everything from macroeconomic factors to bad weather.

     A factor that is making visible earnings important is Regulation FD -- "full disclosure." This rule affects how and when companies release financial information. To avoid running afoul of the new rule, some companies have changed the way they communicate with investors. In some cases this may leave the market in the dark about future prospects.

     We think earnings visibility also is important because investors get nervous in earnings release season. During the last year, in particular, the market has dealt harshly with companies that don't achieve their earnings goals. Under these conditions, many investors are willing to pay premium prices for dependable and visible earnings.

     Visible earnings drew us to Sungard Data Systems, a provider of record-keeping systems and services for

[left margin]

TOP TEN HOLDINGS
                                          % OF FUND INVESTMENTS
                                           AS OF          AS OF
                                         12/31/00        6/30/00
MACROVISION CORP.                         3.8%            2.6%
AMBAC FINANCIAL
     GROUP, INC.                          3.2%            1.3%
TEKTRONIX, INC.                           3.1%            1.8%
HEALTH MANAGEMENT
     ASSOCIATES, INC.                     2.8%            1.5%
CONCORD EFS, INC.                         2.8%            1.6%
TEVA PHARMACEUTICAL
     INDUSTRIES LTD. ADR                  2.7%            2.1%
WATERS CORP.                              2.7%            3.1%
HARLEY-DAVIDSON, INC.                     2.6%            2.1%
EOG RESOURCES INC.                        2.4%            0.8%
ALBERTA ENERGY CO. LTD.                   2.4%            0.9%

TOP FIVE INDUSTRIES
                                          % OF FUND INVESTMENTS
                                           AS OF          AS OF
                                         12/31/00        6/30/00
FINANCIAL SERVICES                        12.1%           3.1%
ELECTRICAL EQUIPMENT                      11.7%          17.8%
INFORMATION SERVICES                       9.5%           2.5%
COMPUTER SOFTWARE                          9.0%          13.2%
DRUGS                                      8.1%           4.5%


6      1-800-345-6488


VP Capital Appreciation--Q&A

                                                                    (Continued)

retirement plans, and Bisys Group, a data and information processor serving the financial services industry. Both companies attracted a lot of investor interest because of their high levels of recurring revenue and have contributed to the fund's performance.

WHICH STOCKS PERFORMED BELOW YOUR EXPECTATIONS DURING THE YEAR?

     VP Capital Appreciation's 12-month return was hurt by the performance of Qualcomm Inc., which holds the patent for the dominant technology used in wireless telephones. Our Qualcomm stake entered the year richly valued due to its appreciation in the hot technology market of late 1999 and early 2000. Although we sold our Qualcomm shares at a significant profit for our investors, it is reflected as a detractor to the fund's 12-month performance because we sold our position after the stock peaked early in the year.

     In addition, although we did a good job of trimming our technology holdings before the spring meltdown, we didn't get away unscathed. Sagent Technology, a small firm that develops software for managing and analyzing data warehouses, was punished severely for failing to hit its quarterly target. Sagent, which we sold, typifies the perils of owning small software companies -- a few missed sales can make a big difference. Generally speaking, we've been pretty good at avoiding situations like this.

WHAT ARE YOU LOOKING FOR IN PORTFOLIO CANDIDATES?

     Accelerating earnings and revenue growth are the keys. Though we have discussed industry weightings in this report, we build our portfolio from the bottom up. We evaluate candidates based on their strength and growth characteristics using a proprietary database that tracks the earnings information of thousands of companies.

     Our goal is to catch rising stars. We want to catch companies just as they're breaking out of the small-cap strata and ride them all the way through the mid-cap range.

HAS VP CAPITAL APPRECIATION UNDERGONE ANY SIGNIFICANT CHANGES SINCE THE SEMIANNUAL REPORT WAS PUBLISHED?

     The portfolio reflects a broader market and our widening search for companies with accelerating earnings growth. As we discussed, we reduced the fund's technology exposure as our earnings model identified opportunities in other areas. This was one of the keys to VP Capital Appreciation's performance in the period. Specifically, we've lowered our weightings in semiconductors, computer software, and electrical equipment. At the same time, we've significantly increased our financial services holdings and expanded our weighting in health care, particularly drug companies.

WHAT IS YOUR OUTLOOK FOR VP CAPITAL APPRECIATION AND FOR MID-CAP STOCKS?

     As we mentioned earlier, investors are generally uncomfortable with uncertainty and some corporate executives appear to be uncomfortable with Regulation FD. Therefore, we think visible earnings will continue to be a theme in the months ahead.

     We also think that volatility among large-cap and small-cap stocks bodes well for mid-cap equities. Though this area has enjoyed good performance, we think it still holds some hidden gems.

[right margin]

"OUR GOAL IS TO CATCH RISING STARS. WE WANT TO CATCH COMPANIES JUST AS THEY'RE BREAKING OUT OF THE SMALL-CAP STRATA AND RIDE THEM ALL THE WAY THROUGH THE MID-CAP RANGE."

[pie chart data below]

TYPES OF INVESTMENTS IN THE PORTFOLIO
                                                       AS OF DECEMBER 31, 2000
COMMON STOCKS AND FUTURES                                     96.3%
TEMPORARY CASH INVESTMENTS                                     3.7%

                                                           AS OF JUNE 30, 2000
COMMON STOCKS AND FUTURES                                     96.4%
TEMPORARY CASH INVESTMENTS                                     3.6%


                                                  www.americancentury.com      7


VP Capital Appreciation--Schedule of Investments

DECEMBER 31, 2000
Shares                                                              Value
COMMON STOCKS -- 88.5%

ALCOHOL -- 1.1%
                  100,500  Coors (Adolph) Co. Cl B               $  8,071,406
                                                                --------------
APPAREL & TEXTILES - 1.6%
                  407,200  Reebok International Ltd.(1)            11,132,848
                                                               --------------
CLOTHING STORES - 1.3%
                  593,100  Venator Group Inc.(1)                    9,193,050
                                                               --------------
COMPUTER HARDWARE &
BUSINESS MACHINES - 0.8%
                  213,900  Avocent Corp.(1)                         5,795,353
                                                                --------------
COMPUTER SOFTWARE - 9.0%
                  218,000  Amdocs Ltd.(1)                          14,442,500
                  368,100  Macrovision Corp.(1)                    27,250,902
                  142,800  Mercury Interactive Corp.(1)            12,883,238
                   60,000  Micromuse Inc.(1)                        3,620,625
                   85,500  Siebel Systems, Inc.(1)                  5,779,266
                                                                --------------
                                                                   63,976,531
                                                                --------------
DEPARTMENT STORES - 1.6%
                  178,800  Family Dollar Stores, Inc.               3,833,025
                  126,200  Kohl's Corp.(1)                          7,698,200
                                                                --------------
                                                                   11,531,225
                                                                --------------
DRUGS - 8.1%
                  147,500  Enzon, Inc.(1)                           9,149,609
                  157,400  Genzyme Corp.(1)                        14,151,244
                   22,500  IDEC Pharmaceuticals Corp.(1)            4,264,453
                   62,500  Shire Pharmaceuticals
                              Group PLC ADR(1)                      2,869,141
                  208,200  Tanox, Inc.(1)                           8,158,838
                  262,200  Teva Pharmaceutical
                              Industries Ltd. ADR                  19,197,956
                                                                --------------
                                                                   57,791,241
                                                                --------------
ELECTRICAL EQUIPMENT - 11.7%
                  223,300  Anaren Microwave, Inc.(1)               15,009,947
                  104,100  Comverse Technology, Inc.(1)            11,311,116
                  206,200  Newport Corp.                           16,206,031
                  232,500  Powerwave Technologies, Inc.(1)         13,572,188
                  659,200  Tektronix, Inc.                         22,206,799
                  135,100  Tollgrade Communications, Inc.(1)        4,935,372
                                                                --------------
                                                                   83,241,453
                                                                --------------
ELECTRICAL UTILITIES - 1.3%
                   95,400  Constellation Energy Group               4,298,963
                  111,000  PP&L Resources, Inc.                     5,015,812
                                                                --------------
                                                                    9,314,775
                                                                --------------
ENERGY RESERVES & PRODUCTION - 4.8%

                  351,600  Alberta Energy Co. Ltd. ORD             16,822,070
                  319,000  EOG Resources Inc.                      17,445,312
                                                                --------------
                                                                   34,267,382
                                                                --------------


Shares                                                               Value
FINANCIAL SERVICES - 12.1%
                  396,150  Ambac Financial Group, Inc.          $  23,100,496
                  296,600  BISYS Group, Inc. (The)(1)              15,552,962
                  452,550  Concord EFS, Inc.(1)                    19,883,915
                      787  Julius Baer Holding AG ORD               4,312,529
                  197,700  MBIA Inc.                               14,654,513
                  247,700  MBNA Corp.                               9,149,419
                                                                --------------
                                                                   86,653,834
                                                                --------------
HOTELS - 0.7%
                  146,600  Starwood Hotels & Resorts
                              Worldwide, Inc.                       5,167,650
                                                                --------------
INDUSTRIAL SERVICES - 1.4%
                  387,600  Robert Half International Inc.(1)       10,271,400
                                                                --------------
INFORMATION SERVICES - 9.5%
                  248,000  Affiliated Computer Services Inc.(1)    15,050,500
                  205,600  Corporate Executive Board Co. (The)(1)   8,134,050
                  192,200  DST Systems, Inc.(1)                    12,877,400
                   53,000  Fiserv, Inc.(1)                          2,515,844
                  352,200  SunGard Data Systems Inc.(1)            16,597,425
                  227,900  TMP Worldwide Inc.(1)                   12,548,744
                                                                --------------
                                                                   67,723,963
                                                                --------------
INTERNET - 1.9%
                  171,400  Internet Security Systems(1)            13,438,831
                                                                --------------
LEISURE - 2.6%
                  458,400  Harley-Davidson, Inc.                   18,221,400
                                                                --------------
MEDIA - 0.9%
                  130,800  Adelphia Communications Corp. Cl A(1)    6,756,638
                                                                --------------
MEDICAL PRODUCTS & SUPPLIES - 4.2%
                  156,200  Bruker Daltronics Inc.(1)                3,699,988
                   80,600  MiniMed Inc.(1)                          3,387,719
                  243,500  STERIS Corp.(1)                          3,926,438
                  228,500  Waters Corp.(1)                         19,079,749
                                                                --------------
                                                                   30,093,894
                                                                --------------
MEDICAL PROVIDERS & SERVICES - 5.0%
                  968,700  Health Management Associates, Inc.(1)   20,100,525
                  968,500  HEALTHSOUTH Corp.(1)                    15,798,656
                                                                --------------
                                                                   35,899,181
                                                                --------------
OIL SERVICES - 4.0%
                  317,600  Ensco International Inc.                10,818,250
                  210,000  Global Marine Inc.(1)                    5,958,750
                  139,400  Sante Fe International                   4,469,513
                  155,700  Transocean Sedco Forex, Inc.             7,162,200
                                                                --------------
                                                                   28,408,713
                                                                --------------
PROPERTY & CASUALTY INSURANCE - 1.3%
                  165,800  St. Paul Companies, Inc.                 9,005,013
                                                                --------------
RESTAURANTS - 1.2%
                  152,200  Darden Restaurants, Inc.                 3,481,575
                  188,300  Wendy's International, Inc.              4,942,875
                                                                --------------
                                                                    8,424,450
                                                                --------------


8         1-800-345-6488                       See Notes to Financial Statements


VP Capital Appreciation--Schedule of Investments
                                                                    (Continued)
DECEMBER 31, 2000
Shares                                                                 Value
SEMICONDUCTOR - 1.7%
                  268,800  Cirrus Logic, Inc.(1)                 $  5,048,400
                  196,200  Cree Research, Inc.(1)                   6,971,231
                                                                --------------
                                                                   12,019,631
                                                                --------------
SPECIALTY STORES - 0.7%
                  180,100  Barnes & Noble Inc.(1)                   4,772,650
                                                                --------------
TOTAL COMMON STOCKS                                               631,172,512
                                                                --------------
   (Cost $508,809,110)
 TEMPORARY CASH INVESTMENTS - 11.5%*
    Repurchase Agreement, Deutsche Bank
       Financial, Inc., (U.S. Treasury obligations),
       in a joint trading account at 5.85%,
       dated 12/29/00, due 1/2/01
       (Delivery value $8,505,525)                                8,500,000
    Repurchase Agreement, Goldman Sachs & Co.,
       Inc., (U.S. Treasury obligations), in a joint trading
       account at 5.90%, dated 12/29/00,
       due 1/2/01 (Delivery value $36,824,124)                   36,800,000
    Repurchase Agreement, Merrill Lynch & Co., Inc.,
       (U.S. Treasury obligations), in a joint trading
       account at 5.95%, dated 12/29/00,
       due 1/2/01 (Delivery value $36,824,329)                   36,800,000
                                                                --------------
TOTAL TEMPORARY CASH INVESTMENTS                                 82,100,000
                                                                --------------
   (Cost $82,100,000)

TOTAL INVESTMENT SECURITIES - 100.0%                           $713,272,512
                                                                ==============
   (Cost $590,909,110)

 FUTURES CONTRACTS
                         Expiration        Underlying Face          Unrealized
     Purchased              Date           Amount at Value          Gain (Loss)
     53 NASDAQ
    100 Futures           March 2001          $12,614,000          $(3,347,054)
     67 S&P MIDCAP
     400 Futures          March 2001           43,336,500              119,822
                                              ---------------------------------
                                              $55,950,500          $(3,227,232)
                                              =================================

*Futures contracts typically are based on a stock index, such as the S&P 500, and tend to track the performance of the index while remaining very liquid (easy to buy and sell). By investing its cash assets in index futures, the fund can have full exposure to stocks and have easy access to the money. Temporary cash investments, less the required reserves for futures contracts, are 3.7% of investments.

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt
ORD = Foreign Ordinary Share
(1) Non-income producing.


See Notes to Financial Statements                 www.americancentury.com      9


Statement of Assets and Liabilities

This statement breaks down the fund's ASSETS (such as securities, cash, and other receivables) and LIABILITIES (money owed for securities purchased, management fees, and other payables) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's NET ASSETS. The net assets divided by shares outstanding is the share price, or NET ASSET VALUE PER SHARE. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

DECEMBER 31, 2000

ASSETS
Investment securities, at value
(identified cost of $590,909,110) (Note 3) .....................    $713,272,512
Receivable for investments sold ................................       4,301,453
Receivable for variation margin on futures contracts ...........       1,954,053
Dividends and interest receivable ..............................         296,213
                                                                    ------------
                                                                     719,824,231
                                                                    ------------
LIABILITIES
Disbursements in excess of demand deposit cash .................       1,293,592
Payable for investments purchased ..............................       1,081,127
Accrued management fees (Note 2) ...............................         593,260
Payable for directors' fees and expenses .......................             514
Accrued expenses and other liabilities .........................             830
                                                                    ------------
                                                                       2,969,323
                                                                    ------------
Net Assets .....................................................    $716,854,908
                                                                    ------------
CAPITAL SHARES, $0.01 PAR VALUE
Authorized .....................................................      90,000,000
                                                                    ============
Outstanding ....................................................      45,422,816
                                                                    ============
Net Asset Value Per Share ......................................    $      15.78
                                                                    ============
NET ASSETS CONSIST OF:
Capital (par value and paid-in surplus) ........................    $402,241,917
Accumulated undistributed net realized gain on
investment and foreign currency transactions ...................     195,477,899
Net unrealized appreciation on investments and translation
of assets and liabilities in foreign currencies (Note 3) .......     119,135,092
                                                                    ------------
                                                                    $716,854,908
                                                                    ============


10          1-800-345-6488                See Notes to Financial Statements


Statement of Operations

This statement shows how the fund's net assets changed during the reporting period as a result of the fund's operations. In other words, it shows how much money the fund made or lost as a result of dividend and interest income, fees and expenses, and investment gains or losses.

YEAR ENDED DECEMBER 31, 2000

INVESTMENT LOSS
Income:
Dividends (net of foreign taxes withheld of $52,493) .........    $   1,574,711
Interest .....................................................        3,533,855
                                                                  -------------
                                                                      5,108,566
                                                                  -------------
Expenses (Note 2):
Management fees ..............................................        7,460,038
Directors' fees and expenses .................................            4,360
                                                                  -------------
                                                                      7,464,398
                                                                  -------------


Net investment loss ..........................................       (2,355,832)
                                                                  -------------

REALIZED AND UNREALIZED GAIN ON
INVESTMENTS AND FOREIGN CURRENCY (NOTE 3)

Net realized gain on:
Investments ..................................................      198,434,013
Foreign currency transactions ................................            1,529
                                                                  -------------
                                                                    198,435,542
                                                                  -------------

Change in net unrealized appreciation on:
Investments ..................................................     (152,855,803)
Translation of assets and liabilities in foreign currencies ..           (3,722)
                                                                  -------------
                                                                   (152,859,525)
                                                                  -------------

Net realized and unrealized gain on investments
and foreign currency .........................................       45,576,017
                                                                  -------------

Net Increase in Net Assets Resulting from Operations .........    $  43,220,185
                                                                  =============


See Notes to Financial Statements                www.americancentury.com      11


Statement of Changes in Net Assets

This statement shows how the fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of operations (as detailed on the previous page for the most recent period), income and capital gain distributions, and shareholder investments and redemptions.

YEARS ENDED DECEMBER 31, 2000 AND DECEMBER 31, 1999

Increase in Net Assets

OPERATIONS
                                                                  2000               1999
Net investment loss ...................................   $    (2,355,832)   $    (1,831,434)

Net realized gain on investments and foreign
currency transactions .................................       198,435,542         63,278,393
Change in net unrealized appreciation on investments
and translation of assets and liabilities
in foreign currencies .................................      (152,859,525)       179,774,574
                                                          ---------------    ---------------
Net increase in net assets resulting from operations ..        43,220,185        241,221,533
                                                          ---------------    ---------------
DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains on investment transactions ....       (22,505,925)              --
                                                          ---------------    ---------------
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold .............................     1,124,125,024        226,396,536
Proceeds from reinvestment of distributions ...........        22,505,925               --
Payments for shares redeemed ..........................    (1,057,753,106)      (309,056,334)
                                                          ---------------    ---------------
Net increase (decrease) in net assets
from capital share transactions .......................        88,877,843        (82,659,798)
                                                          ---------------    ---------------
Net increase in net assets ............................       109,592,103        158,561,735
NET ASSETS
Beginning of period ...................................       607,262,805        448,701,070
                                                          ---------------    ---------------
End of period .........................................   $   716,854,908    $   607,262,805
                                                          ===============    ===============

Accumulated net investment loss .......................              --      $       (42,951)
                                                          ===============    ===============
TRANSACTIONS IN SHARES OF THE FUND
Sold ..................................................        69,464,969         21,281,429
Issued in reinvestment of distributions ...............         1,188,275               --
Redeemed ..............................................       (66,145,989)       (30,122,539)
                                                          ---------------    ---------------
Net increase (decrease) ...............................         4,507,255         (8,841,110)
                                                          ===============    ===============


12     1-800-345-6488                          See Notes to Financial Statements


Notes to Financial Statements

DECEMBER 31, 2000

--------------------------------------------------------------------------------
1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century Variable Portfolios, Inc., (the corporation) is registered under the Investment Company Act of 1940 (the 1940
Act) as an open-end management investment company. VP Capital Appreciation Fund (the fund) is one of the ten series of funds issued by the corporation. The fund is diversified under the 1940 Act. The fund's investment objective is capital growth. The fund seeks to achieve its investment objective by investing primarily in common stocks that are considered by management to have better-than-average prospects for appreciation. The following significant accounting policies are in accordance with accounting principles generally accepted in the United States of America; these policies may require the use of estimates by fund management.

    SECURITY VALUATIONS -- Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

    SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME -- Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    FUTURES CONTRACTS -- The fund may enter into stock index futures contracts in order to manage the fund's exposure to changes in market conditions. One of the risks of entering into futures contracts is the possibility that the changes in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by the fund. The variation margin is equal to the daily change in the contract value and is recorded as an unrealized gain or loss. The fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on investments and unrealized appreciation (depreciation) on investments, respectively.

    FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

    Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investments and unrealized appreciation (depreciation) on investments, respectively.

    FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The fund may enter into forward foreign currency exchange contracts to facilitate transactions of securities denominated in a foreign currency or to hedge the fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the fund and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. The fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses may arise if the counterparties do not perform under the contract terms. There were no open forward foreign currency exchange contracts at December 31, 2000.

    REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that the fund's investment manager, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

    JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

    INCOME TAX STATUS -- It is the fund's policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains are declared and paid annually.

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

    For the two-month period ended December 31, 2000, VP Capital Appreciation incurred net capital losses of $2,998,962. The fund has elected to treat such losses as having been incurred in the following fiscal year.


                                                 www.americancentury.com      13


Notes to Financial Statements
                                                                    (Continued)
DECEMBER 31, 2000

--------------------------------------------------------------------------------
2. TRANSACTIONS WITH RELATED PARTIES

    The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified fee. The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly based on the fund's average daily closing net assets during the previous month.

    The annualized fee schedule for the fund is as follows:
                      1.00% on the first $500 million
                      0.95% on the next $500 million
                      0.90% thereafter

    The funds may invest in a J.P. Morgan Flemings Asset management (JPM) money market fund for temporary purposes. JPM is a wholly owned subsidiary of J.P. Morgan Chase and Co., an equity investor in American Century Companies, Inc.

    Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the corporation's investment manager, ACIM, the distributor of the corporation, American Century Investment Services, Inc., and the corporation's transfer agent, American Century Services Corporation.

--------------------------------------------------------------------------------
3. INVESTMENT TRANSACTIONS

    Purchases and sales of investment securities, excluding short-term investments, for the year ended December 31, 2000, totaled $891,425,569 and $894,549,343, respectively.

    As of December 31, 2000, accumulated net unrealized appreciation was $120,870,475, based on the aggregate cost of investments for federal income tax purposes of $592,402,037, which consisted of unrealized appreciation of $141,941,859 and unrealized depreciation of $21,071,384.

--------------------------------------------------------------------------------
4. BANK LOANS

    The fund, along with certain other funds managed by ACIM, entered into an unsecured $620,000,000 bank line of credit agreement with J.P. Morgan Chase & Co. Effective December 19, 2000, the bank line of credit was renewed at $520,000,000. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The fund did not borrow from the line during the year ended December 31, 2000.


14      1-800-345-6488


VP Capital Appreciation--Financial Highlights

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the fund is not five years old). It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net income as a percentage of average net assets), EXPENSE RATIO (operating expenses as a percentage of average net assets), and PORTFOLIO TURNOVER (a gauge of the fund's trading activity).

                                                 FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED DECEMBER 31

                                                         2000       1999       1998       1997       1996
PER-SHARE DATA
Net Asset Value, Beginning of Period .................. $14.84      $9.02     $9.68      $10.24     $12.06
                                                       -------     -------   -------    --------   --------
Income From Investment Operations
  Net Investment Loss .................................  (0.05)     (0.05)    (0.01)    (0.05)(1)   (0.06)(1)
  Net Realized and Unrealized Gain (Loss) on
  Investment Transactions .............................   1.47       5.87     (0.17)    (0.30)      (0.40)
                                                       -------     -------   -------    --------   --------
  Total From Investment Operations ....................   1.42       5.82     (0.18)    (0.35)      (0.46)
                                                       -------     -------   -------    --------   --------
Distributions
  From Net Realized Gains on Investment Transactions ..  (0.48)       --      (0.48)    (0.21)     (1.36)
                                                       -------     -------   -------    --------   --------
Net Asset Value, End of Period ........................ $15.78     $14.84     $9.02     $9.68     $10.24
                                                       =======     =======   =======    ========   ========
  Total Return(2) .....................................   9.03%     64.52%    (2.16)%   (3.26)%    (4.32)%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses to Average Net Assets .....   0.98%      1.00%      1.00%     1.00%      1.00%
Ratio of Net Investment Loss to Average Net Assets .... (0.31)%    (0.41)%    (0.07)%   (0.53)%    (0.59)%
Portfolio Turnover Rate ...............................    128%       119%       206%      107%       182%
Net Assets, End of Period (in thousands) .............. $716,855   $607,263  $448,701   $593,698  $1,313,865

(1)  Computed using average shares outstanding throughout the period.
(2)  Total return assumes reinvestment of dividends and capital gains distributions, if any.


See Notes to Financial Statements               www.americancentury.com       15


Independent Auditors' Report

The Board of Directors and Shareholders,
American Century Variable Portfolios, Inc:

  We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VP Capital Appreciation Fund (the "Fund"), one of the funds comprising American Century Variable Portfolios, Inc., as of December 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and the financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 2000 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of VP Capital Appreciation Fund as of December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
February 2, 2001


16      1-800-345-6488


Background Information

INVESTMENT PHILOSOPHY AND POLICIES

     The philosophy behind American Century's Variable Portfolios growth funds focuses on three important principles. Chiefly, the funds seek to own successful companies, which we define as those whose earnings and revenues are growing at accelerating rates. In addition, we attempt to keep the funds fully invested, regardless of short-term market activity. Experience has shown that market gains can occur in unpredictable spurts and that missing even some of those opportunities may significantly limit potential for gain. Of course, remaining fully invested also means the funds may experience more/greater losses in market downturns. Finally, American Century funds are managed by teams, rather than by one "star" manager. We believe this enables us to make better, more consistent management decisions.

     VP CAPITAL APPRECIATION seeks capital growth over time by investing in growth companies. Although the fund may purchase securities across all capitalization ranges, since mid-1996 VP Capital Appreciation has invested mainly in the securities of medium-sized firms with accelerating growth. Such a strategy results in volatility over the short term and offers the potential for long-term growth.

COMPARATIVE INDICES

     The indices listed below are used in the report to serve as a comparison for the performance of the fund. They are not investment products available for purchase.

     The S&P 500 is a capitalization-weighted index of the stocks of 500 publicly traded U.S. companies that are considered leading firms in leading industries. Created by Standard & Poor's, the index is viewed as a broad measure of U.S. stock performance.

     The S&P MIDCAP 400 is the medium capitalization sector of the U.S. market. Created by Standard & Poor's, it is considered to represent the performance of mid-cap stocks generally.

     The S&P MIDCAP 400/BARRA GROWTH is an index created by Standard & Poor's and BARRA. The index divides the S&P 400 into two mutually exclusive groups based on price/book ratios. The half of the S&P 400 with higher ratios falls into the growth index, while a value index tracks the performance of the other half. Similar growth and value indices are available for the S&P 500.

     The RUSSELL 2000 INDEX was created by the Frank Russell Company. It measures the performance of the 2,000 smallest of the 3,000 largest publicly traded U.S. companies based on total market capitalization. The Russell 2000 represents approximately 10% of the total market capitalization of the top 3,000 companies. The average market capitalization of the index is approximately $420 million.

[right margin]

PORTFOLIO MANAGERS

  VP Capital Appreciation
       KURT STALZER
       LINDA PETERSON, CFA


                                                 www.americancentury.com      17


Glossary

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the "Financial Highlights" on page 15.

INVESTMENT TERMS

* MEDIAN MARKET CAPITALIZATION-- Market capitalization (market cap) is the total value of a company's stock and is calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less. If there is an even number of companies, then the median is the average of the two companies in the middle.

* WEIGHTED AVERAGE MARKET CAPITALIZATION-- average market capitalization represents the average value of the companies held in a portfolio. When that figure is weighted, the impact of each company's capitalization on the overall average is proportional to the total market value of its shares.

* NUMBER OF COMPANIES-- the number of different companies held by a fund on a given date.

* PORTFOLIO TURNOVER-- the percentage of a fund's investment portfolio that is replaced during a given time period, usually a year. Actively managed portfolios tend to have higher turnover than passively managed portfolios such as index funds.

* PRICE/BOOK RATIO-- a stock value measurement calculated by dividing a company's stock price by its book value per share, with the result expressed as a multiple instead of as a percentage. (Book value per share is calculated by subtracting a company's liabilities from its assets, then dividing that value by the number of outstanding shares.)

* PRICE/EARNINGS (P/E) RATIO-- a stock value measurement calculated by dividing a company's stock price by its earnings per share, with the result expressed as a multiple instead of as a percentage. (Earnings per share is calculated by dividing the after-tax earnings of a corporation by its outstanding shares.) When this figure is weighted, the impact of each company's P/E ratio is in proportion to the percentage of the fund that the company represents.

TYPES OF STOCKS

* BLUE CHIP STOCKS-- stocks of the most established companies in American industry. They are generally large, fairly stable companies that have demonstrated consistent earnings and usually have long-term growth potential. Examples include General Electric and Coca-Cola.

* CYCLICAL STOCKS-- generally considered to be stocks whose price and earnings fluctuations tend to follow the ups and downs of the business cycle. Examples include the stocks of automobile manufacturers, steel producers, and textile operators.

* GROWTH STOCKS-- stocks of companies that have experienced above-average earnings growth and are expected to continue such growth. These stocks often sell at high P/E ratios. Examples can include the stocks of high-tech, health care, and consumer staple companies.

* LARGE-CAPITALIZATION ("LARGE-CAP") STOCKS-- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of more than $8.3 billion. This is Lipper's market capitalization breakpoint as of December 31, 2000, although it may be subject to change based on market fluctuations. The Dow Jones Industrial Average and the S& P 500 Index generally consist of stocks in this range.

* MEDIUM-CAPITALIZATION ("MID-CAP") STOCKS-- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of between $2.1 billion and $8.3 billion. This is Lipper's market capitalization breakpoint as of December 31, 2000, although it may be subject to change based on market fluctuations. The S&P 400 Index and Russell 2500 Index generally consist of stocks in this range.


18      1-800-345-6488


Glossary
                                                                    (Continued)

* SMALL-CAPITALIZATION ("SMALL-CAP") STOCKS-- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of less than $2.1 billion. This is Lipper's market capitalization breakpoint as of December 31, 2000, although it may be subject to change based on market fluctuations. The S&P 600 Index and the Russell 2000 Index generally consist of stocks in this range.

* VALUE STOCKS-- generally considered to be stocks that are purchased because they are relatively inexpensive. These stocks are typically characterized by low P/E ratios.

FUND CLASSIFICATIONS

    Please be aware that a fund's category may change over time. Therefore, it is important that you read the fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs.

INVESTMENT OBJECTIVE

    The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

* CAPITAL PRESERVATION -- offers taxable and tax-free money market funds for relative stability of principal and liquidity.

* INCOME -- offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and generally lower volatility levels than stock funds.

* GROWTH & INCOME -- offers funds that emphasize both growth and income provided by either dividend-paying equities or a combination of equity and fixed-income securities.

* GROWTH -- offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with correspondingly high price-fluctuation risk.

RISK

    The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.

* CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price-fluctuation risk.

* MODERATE -- these funds generally provide moderate return potential with moderate price-fluctuation risk.

* AGGRESSIVE -- these funds generally provide high return potential with correspondingly high price-fluctuation risk.


                                                 www.americancentury.com      19


Notes


20      1-800-345-6488

[back cover]

[american century logo and text logo (reg. sm)]

P.O. BOX 419385
KANSAS CITY, MISSOURI 64141-6385

WWW.AMERICANCENTURY.COM

INVESTMENT PROFESSIONAL SERVICE REPRESENTATIVES
1-800-345-6488

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-4360

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

[graphic of runners]

Who We Are

American Century offers investors more than 70 mutual funds spanning the investment spectrum. We currently manage $100 billion for roughly 2 million individuals, institutions and corporations, and offer a range of services designed to make investing easy and convenient.


For four decades, American Century has been a leader in performance, service and innovation. From pioneering the use of computer technology in investing to allowing investors to conduct transactions and receive financial advice over the Internet, we have been committed to building long-term relationships and to helping investors achieve their dreams.


In a very real sense, investors put their future in our hands. With so much at stake, our work continues to be guided by one central belief, shared by every person at American Century: WE SUCCEED ONLY IF OUR INVESTORS SUCCEED.

0102                               American Century Investment Services, Inc.
SH-ANN-24091                       (c)2001 American Century Services Corporation

[front cover]


December 31, 2000

AMERICAN CENTURY
VARIABLE PORTFOLIOS
Annual Report

VP Balanced


                                 [american century logo and text logo (reg.sm)]


[inside front cover]


VARIABLE PORTFOLIOS
VP BALANCED
-----------------------

[Dalbar Seal]

     American Century' s reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.


Our Message to You
--------------------------------------------------------------------------------
[photo of James E. Stowers, Jr. and James E. Stowers III]
James E. Stowers, Jr., standing, with James E. Stowers III

     The year 2000 was memorable for many reasons, not the least of which was the behavior of the U.S. financial markets. As Federal Reserve interest rate hikes, rising energy prices, and weaker overseas growth slowed the U.S. economy and cut into corporate profits, stocks and bonds abruptly reversed directions. The Nasdaq Composite suffered the worst year in its history, while bonds enjoyed their best performance since 1995.

     As a result, U.S. bonds (as represented by the Lehman Aggregate Bond Index) outperformed U.S. stocks (as represented by the S&P 500) for the first time in nearly a decade. Investors with diversified portfolios that included both stocks and bonds, such as American Century VP Balanced, were rewarded, in general, for their disciplined approach.

     Turning to corporate matters, in late December, Chase Manhattan Corp. completed its merger with J.P. Morgan & Co., Inc. (a substantial minority shareholder in American Century Companies, Inc., since 1998). Corporate control of American Century is not affected by this transaction. We look forward to working with J.P. Morgan Chase (as the new enterprise is called) for the benefit of fund shareholders.

     In other corporate news, some American Century executives have assumed important new responsibilities. For example, we chose to share the chairman of the board position and named American Century President William M. Lyons chief executive officer, giving him ultimate management responsibility for the entire company.

     These changes, plus the promotion of some key investment professionals, strengthen the leadership of our investment management area and allow us to pursue additional worthwhile endeavors. For example, Jim Stowers III will focus more on product innovation, working to develop the next generation of portfolio management technologies. However, his first priority will continue to be his active participation on the investment teams responsible for the Ultra and Veedot funds.

     As always, we appreciate your continued confidence in American Century.

Sincerely,
/s/James E. Stowers, Jr.                               /s/James E. Stowers III
James E. Stowers, Jr.                                     James E. Stowers III
Chairman of the Board and Founder                     Co-Chairman of the Board

[right margin]

                Table of Contents
   Report Highlights ......................................................    2
   Market Perspective .....................................................    3
VP BALANCED
   Performance Information ................................................    4
   Management Q&A .........................................................    5
   Types of Investments ...................................................    5
   Top Ten Stock Holdings .................................................    6
   Top Five Stock Industries ..............................................    6
   Fixed-Income Portfolio .................................................    7
   Schedule of Investments ................................................    8
FINANCIAL STATEMENTS
   Statement of Assets and
      Liabilities .........................................................   14
   Statement of Operations ................................................   15
   Statement of Changes
      in Net Assets .......................................................   16
   Notes to Financial
      Statements ..........................................................   17
   Financial Highlights ...................................................   19
   Independent Auditors'
      Report ..............................................................   20
OTHER INFORMATION
   Background Information
      Investment Philosophy
         and Policies .....................................................   21
      Comparative Indices .................................................   21
      Investment Team
         Leaders ..........................................................   21
      Credit Rating
         Guidelines .......................................................   21
   Glossary ...............................................................   22


                                                www.americancentury.com      1


Report Highlights
--------------------------------------------------------------------------------

MARKET PERSPECTIVE

*  Bonds outperformed the three major U.S. stock indices for the year.

* A slowing economy and concerns about weakening profits led to increased volatility and a general stock market decline throughout much of 2000.

*  Small- and mid-cap stocks, along with value shares, performed best.

* Bonds struggled in early 2000 as strong economic growth led the Federal Reserve to raise short-term interest rates several times.

* However, a slowing economy and demand from investors fleeing the volatile stock market gave bonds a boost later in the year.

*  Treasury bonds performed best. Corporate bonds lagged the rest of the market.

PORTFOLIO PERFORMANCE

* VP Balanced trailed its benchmark index (60% S&P 500 and 40% Lehman Aggregate Bond Index) for the year.

* The stock portfolio's emphasis on growth stocks caused it to underperform the S&P 500.

* The bond portfolio's underweight in Treasury securities and overweight in corporates caused it to lag the Lehman index.

VP BALANCED'S STOCK PORTFOLIO

* The technology sector was home to many of the portfolio's worst performers. Long-distance phone companies and retailers also suffered sizable losses.

* Health care was by far the best performing sector in the portfolio, particularly pharmaceutical and biotechnology shares. Financial and energy companies also performed well.

VP BALANCED'S BOND PORTFOLIO

* We added to the portfolio's holdings of mortgage-backed securities at mid-year, creating an overweight position compared with the benchmark.

* Later, when interest rates were falling sharply, we trimmed back the mortgage holdings.

*  We remained overweight in corporate bonds and underweight in Treasury bonds.

*  We made our corporate holdings more defensive as the year progressed.

OUTLOOK

* The market hates uncertainty, and the current litany of uncertain factors could lead to further stock market volatility.

* Bond conditions should remain generally favorable, at least through most of the first half of 2001.

* In the stock portfolio, we plan to focus on industry leaders and beaten-down stocks with strong recovery prospects.

* In the bond portfolio, we've been positioning for a slower economy and a steepening Treasury yield curve.

[left margin]

                 VP BALANCED
   TOTAL RETURNS:            AS OF 12/31/00
      6 Months                       -3.84%*
      1 Year                         -2.65%
   INCEPTION DATE:                   5/1/91
   NET ASSETS:               $258.5 million

* Not annualized.

See Total Returns on page 4.
Investment terms are defined in the Glossary on pages 22-23.


2      1-800-345-6488


Market Perspective from Mark Mallon
--------------------------------------------------------------------------------
[photo of Mark Mallon]

Mark Mallon, head of growth and income equity, specialty, and asset allocation funds at American Century

REVERSAL OF FORTUNE

     Shifting momentum and changing attitudes characterized the U.S. financial markets during 2000. Value stocks trounced growth stocks and bonds beat the three major U.S. stock indexes for the first time since the early 1990s.

U.S. STOCKS

     The major stock indexes entered 2000 at all-time highs after a late-1999 rally led by large-cap and technology shares. These stocks continued to surge in early 2000, but investors began to rotate away from the larger stocks that dominated the market during the late '90s.

     Instead, they focused their attention on small- and mid-cap companies. Mid-cap stocks were especially popular among aggressive investors because they have the high growth potential of smaller companies and the ease of trading associated with larger stocks.

     By springtime, the markets' attitude began to change. A series of interest rate increases by the Federal Reserve threatened to cool the hot U.S. economy. In addition, concerns surfaced about sustainability and profitability among Internet and electronic-commerce companies. As a result, many investors turned away from growth stocks and looked for opportunities in undervalued sectors of the market, such as utilities, energy, and health care.

     After a volatile summer, stocks fell steadily throughout the final months of the year. The main catalyst was an increasingly large number of profit warnings from high-profile companies, whose stock prices were swiftly punished. These firms pointed to slowing economic growth as the reason why they would be unable to meet earnings and revenue expectations.

U.S. BONDS

     Changing economic conditions proved to be good news for bonds. They struggled initially--in late 1999 and early 2000, the U.S. economy's strong growth, coupled with fears of rising inflation, led the Fed to raise interest rates several times.

     By summer, however, rising interest rates and energy prices were constricting the manufacturing sector and consumer spending. As stocks staggered, investors sought safe haven elsewhere, and bonds got a boost from a combination of increased demand and the absence of further Fed rate hikes.

     Treasury bonds performed best, largely because of declining supply early in the period. The federal budget surplus enabled the U.S. Treasury to reduce new issuance and buy back some of its own bonds.

     Corporate bonds lagged the rest of the bond market. Heavy issuance put pressure on bond prices, and demand waned as investors feared the slowing economy would weaken the financial health of corporate bond issuers.

[right margin]

"MANY INVESTORS TURNED AWAY FROM GROWTH STOCKS AND LOOKED FOR OPPORTUNITIES IN UNDERVALUED SECTORS OF THE MARKET."

STOCK MARKET RETURNS
FOR THE YEAR ENDED DECEMBER 31, 2000

S&P 500                          -9.10%
   Value                          6.08%
   Growth                       -22.08%

S&P MIDCAP 400                   17.51%
   Value                         27.84%
   Growth                         9.16%

S&P SMALLCAP 600                 11.80%
   Value                         20.86%
   Growth                         0.57%

NASDAQ COMPOSITE                -39.18%

The S&P indices represent the performance of large-, medium-, and small-capitalization stocks. The Value and Growth indices refer to the corresponding S&P/BARRA indices defined on page 21.

BOND MARKET RETURNS
FOR THE YEAR ENDED DECEMBER 31, 2000

LEHMAN AGGREGATE BOND INDEX      11.63%

Lehman Treasury Bond Index       13.52%

Lehman Mortgage-Backed
   Securities Index              11.16%

Lehman Corporate Bond Index
   (investment-grade)             9.08%

Source: Russell/Mellon Analytical and Lipper Inc.


                                                www.americancentury.com      3


VP Balanced--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF DECEMBER 31, 2000

                                                             LEHMAN AGGREGATE
                     VP BALANCED   BLENDED INDEX   S&P 500      BOND INDEX
================================================================================
6 MONTHS(1)            -3.84%         -2.29%       -8.72%          7.35%
1 YEAR                 -2.65%         -0.81%       -9.10%         11.63%
================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS                 7.46%          9.90%       12.26%          6.36%
5 YEARS                10.02%         13.58%       18.33%          6.46%
LIFE OF FUND            9.92%         12.99%       16.44%          7.81%

The fund's inception date was 5/1/91.

(1)  Returns for periods less than one year are not annualized.

See pages 21-22 for information about the blended index and returns.

The performance information presented does not include charges and deductions imposed by the insurance company separate account under the variable annuity or variable life insurance contracts. The inclusion of such charges could significantly lower performance. Please refer to the separate account prospectus for a discussion of the charges related to the insurance contracts.

[mountain graph - data below]

GROWTH OF $10,000 OVER LIFE OF FUND
Value on 12/31/00
S&P 500           $43,542
Blended Index     $32,965
VP Balanced       $24,949
Lehman Aggregate
   Bond Index     $20,694

                                              Lehman Aggregate
                VP Balanced       S&P 500        Bond Index     Blended Index
DATE               VALUE           VALUE           VALUE           VALUE
5/1/1991          $10,000         $10,000         $10,000         $10,000
6/30/1991          $9,660          $9,954         $10,053          $9,994
9/30/1991         $10,844         $10,487         $10,624         $10,542
12/31/1991        $12,553         $11,365         $11,163         $11,286
3/31/1992         $11,752         $11,078         $11,020         $11,057
6/30/1992         $11,349         $11,288         $11,465         $11,362
9/30/1992         $11,523         $11,644         $11,958         $11,772
12/31/1992        $11,795         $12,231         $11,990         $12,141
3/31/1993         $11,941         $12,765         $12,485         $12,659
6/30/1993         $12,246         $12,828         $12,816         $12,830
9/30/1993         $12,783         $13,159         $13,151         $13,162
12/31/1993        $12,701         $13,464         $13,159         $13,348
3/31/1994         $12,696         $12,954         $12,781         $12,891
6/30/1994         $12,378         $13,008         $12,649         $12,871
9/30/1994         $12,748         $13,644         $12,727         $13,280
12/31/1994        $12,778         $13,641         $12,775         $13,299
3/31/1995         $13,264         $14,970         $13,419         $14,344
6/30/1995         $14,386         $16,400         $14,236         $15,514
9/30/1995         $15,128         $17,704         $14,515         $16,375
12/31/1995        $15,476         $18,769         $15,133         $17,246
3/31/1996         $15,806         $19,777         $14,865         $17,679
6/30/1996         $16,280         $20,665         $14,950         $18,196
9/30/1996         $16,744         $21,304         $15,227         $18,669
12/31/1996        $17,365         $23,078         $15,684         $19,826
3/31/1997         $16,864         $23,697         $15,596         $20,100
6/30/1997         $18,914         $27,837         $16,168         $22,502
9/30/1997         $20,208         $29,919         $16,705         $23,811
12/31/1997        $20,111         $30,778         $17,196         $24,502
3/31/1998         $21,748         $35,071         $17,464         $26,705
6/30/1998         $23,005         $36,228         $17,873         $27,484
9/30/1998         $21,330         $32,624         $18,629         $26,308
12/31/1998        $23,284         $39,572         $18,692         $29,704
3/31/1999         $23,191         $41,547         $18,599         $30,533
6/30/1999         $24,244         $44,480         $18,435         $31,718
9/30/1999         $23,749         $41,700         $18,561         $30,614
12/31/1999        $25,623         $47,905         $18,538         $33,332
3/31/2000         $26,282         $49,002         $18,948         $34,086
6/30/2000         $25,937         $47,699         $19,278         $33,779
9/30/2000         $26,108         $47,236         $19,858         $33,988
12/31/2000        $24,949         $43,542         $20,694         $32,965

$10,000 investment made 5/1/91

The graph at left shows the growth of a $10,000 investment over the life of the fund, while the graph below shows the fund's year-by-year performance. The S&P 500, Lehman Aggregate Bond, and blended indices are provided in the graph at left, while the blended index is provided in the graph below. VP Balanced's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not. Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

[bar graph - data below]

ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDED DECEMBER 31)

             VP Balanced       Blended Index
DATE            RETURN            RETURN
12/91*          25.54%            12.84%
12/92           -6.04%             7.53%
12/93            7.69%             9.95%
12/94            0.61%            -0.37%
12/95           21.12%            29.94%
12/96           12.21%            15.23%
12/97           15.81%            23.88%
12/98           15.77%            20.62%
12/99           10.06%            12.30%
12/00           -2.65%            -0.81%

* From 5/1/91 (the fund's inception date) to 12/31/91.


4      1-800-345-6488


VP Balanced--Q&A
--------------------------------------------------------------------------------
[photo of Jeff Tyler]
Equity team leader (left): Jeff Tyler

[photo of Jeff Houston]
Fixed-income team leader (right): Jeff Houston

     Based on interviews with Jeff Tyler and Jeff Houston of the VP Balanced portfolio investment team.

HOW DID VP BALANCED PERFORM FOR THE YEAR ENDED DECEMBER 31, 2000?

     The portfolio's -2.65% return reflected the losses suffered by U.S. stocks in 2000, counterbalanced by bond gains. Similarly, VP Balanced's benchmark, a blended index that is 60% U.S. stocks (represented by the S&P 500) and 40% U.S. bonds (represented by the Lehman Aggregate Bond Index) returned -0.81%. (See the previous page for other fund performance comparisons.)

WHY DID THE PORTFOLIO TRAIL ITS BENCHMARK?

     The stock and bond components of the benchmark returned -9.10% and 11.63%, respectively. By comparison, VP Balanced's stock and bond portfolios returned -11.41% and 11.18%. The fact that both portfolios lagged their respective market indices explains the underperformance.

STARTING WITH VP BALANCED'S EQUITY PORTFOLIO, WHY DID IT LAG THE S&P 500?

     The equity portfolio has a growth bias compared with the index. This approach, which has benefited the portfolio in the past, detracted from performance in 2000 when value stocks outperformed growth. For example, the S&P/BARRA 500 Value Index returned 6.08% for the year, while the S&P/BARRA 500 Growth Index returned -22.08%.

WHAT WERE SOME OF THE GROWTH STOCKS THAT PULLED DOWN PORTFOLIO PERFORMANCE?

     The technology sector was home to many of the portfolio's worst performers. Two examples appear in the top ten holdings as of December 31, 2000--Microsoft (-63% for the year) and Cisco Systems (-29%).

     In addition to the market's generally negative sentiment toward tech stocks, an antitrust cloud hung over software giant Microsoft. Although we reduced our position by half during the year, it was still a top holding.

     Cisco Systems, the dominant maker of Internet routers and switches, was, by comparison, mainly a victim of negative sentiment. Its earnings reports continued to be among the most reliable in the technology sector but at the first sign of weakness--in a year when most everything that had rocketed up came plummeting back down--that wasn't good enough.

     Similarly, Intel (-27%) was largely a victim of negative market sentiment. It wasn't quite a top ten holding, but it represented a big part of our semiconductor exposure. We still like this leading semiconductor maker.

     Other big-name technology stocks represented significantly in the portfolio that suffered sizeable losses included Sun Microsystems (-28%) and IBM (-21%).

[right margin]

[pie charts - data below]

TYPES OF INVESTMENTS IN
THE PORTFOLIO
                           AS OF DECEMBER 31, 2000
COMMON STOCKS & FUTURES             60%
MORTGAGE- & ASSET-BACKED
   SECURITIES                       17%
CORPORATE BONDS                     14%
U.S. TREASURY SECURITIES             4%
U.S. GOVERNMENT AGENCY
   SECURITIES                        3%
OTHER                                2%

                            AS OF JUNE 30, 2000
COMMON STOCKS & FUTURES             60%
MORTGAGE- & ASSET-BACKED
   SECURITIES                       15%
CORPORATE BONDS                     15%
U.S. TREASURY SECURITIES             6%
U.S. GOVERNMENT AGENCY
   SECURITIES                        3%
OTHER                                1%

Investment terms are defined in the Glossary on pages 22-23.


                                                www.americancentury.com      5


VP Balanced--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

WHAT OTHER INDUSTRIES STRUGGLED?

     Another weak area was telephone stocks, especially the long-distance carriers. Long-distance providers struggled with increased competition and an inability to raise prices for their services. Although we were underweight the long-distance companies, AT&T (-66%) and MCI WorldCom (-73%) were still among the portfolio's worst performers.

     Retailers also underperformed, hurt by falling consumer confidence and a slowdown in consumer spending. We've trimmed our positions in Wal-Mart (-23%) and Home Depot (-33%), but Wal-Mart continues to be a top ten holding.

CAN YOU TALK ABOUT SOME OF THE PORTFOLIO'S BETTER PERFORMING STOCKS?

     As you might expect, they came from the more defensive and value-oriented parts of the market. Health care was by far the best performing sector in the portfolio. The fund held overweight positions in drug and biotechnology stocks, which contributed favorably to performance. The portfolio's largest weightings in this sector were two top ten holdings--Pfizer (+42%) and Merck (+40%).

     Pfizer, which makes five of the world's 20 top-selling medicines, completed its acquisition of Warner-Lambert last June. At the time of the acquisition, Warner-Lambert shares had risen 60% since the beginning of 2000. We also had several biotech holdings that performed very well. The near-completion of the human genome project generated enormous excitement in these stocks. Although we took profits by reducing or eliminating some of our holdings, small positions in Ivax (+123%) and Andrx (+175%) enhanced performance.

     Financial companies (like Citigroup, a top ten holding, +22%) and energy companies (like Amerada Hess, a leading oil and gas exploration and production company, +29%) also performed well.

LET'S SHIFT TO VP BALANCED'S BOND PORTFOLIO. WHAT FACTORS AFFECTED ITS PERFORMANCE?

     The portfolio trailed the Lehman Aggregate Bond Index by less than half a percent. That's because the portfolio was underweight Treasury bonds and overweight corporate bonds compared with the index, and Treasurys outperformed corporates.

WHAT CHANGES DID YOU MAKE TO THE  BOND PORTFOLIO?

     In the second half of the year, we increased the portfolio's holdings of mortgage-backed securities. These included bonds issued by government-sponsored home loan programs such as Ginnie Mae, Fannie Mae, and Freddie Mac, and commercial mortgage-backed securities issued by banks and other financial institutions. At mid-year, the yields on mortgage-backed securities looked relatively attractive given the decline in Treasury bond yields, and mortgages also appeared poised to benefit from a stable interest rate environment.

     Mortgage-backed securities represented 44% of the bond portfolio by the end of September, but we've cut back on our holdings since then. Mortgage rates dropped in the fourth quarter. We became concerned about an increase in mortgage refinancing activity, so we shifted some assets from mortgage-backed securities into Treasury bonds.

[left margin]

TOP TEN STOCK HOLDINGS
                               % OF EQUITY PORTFOLIO
                                 AS OF        AS OF
                               12/31/00      6/30/00
GENERAL ELECTRIC CO.
   (U.S.)                        4.2%          3.4%
CITIGROUP INC.                   3.8%          2.0%
PFIZER, INC.                     2.6%          3.0%
CISCO SYSTEMS INC.               2.5%          3.9%
MERCK & CO., INC.                2.1%          0.7%
WAL-MART STORES, INC.            2.0%          2.7%
TYCO INTERNATIONAL LTD.          2.0%          0.6%
JOHNSON & JOHNSON                1.9%          1.6%
MICROSOFT CORP.                  1.8%          3.0%
AMERADA HESS CORP.               1.6%          1.7%

TOP FIVE STOCK INDUSTRIES
                               % OF EQUITY PORTFOLIO
                                 AS OF        AS OF
                               12/31/00      6/30/00
DRUGS                            9.6%          8.6%
BANKS                            7.8%          6.1%
FINANCIAL SERVICES               7.6%          5.4%
ENERGY RESERVES &
   PRODUCTION                    6.7%          5.5%
ELECTRICAL EQUIPMENT             5.4%          9.0%

Investment terms are defined in the Glossary on pages 22-23.


6      1-800-345-6488


VP Balanced--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

WHY TREASURY BONDS? WEREN'T THEY LESS ATTRACTIVE AFTER OUTPERFORMING ALL OTHER BONDS OVER THE PAST YEAR?

     Yes, and we still have an underweight in Treasurys, but we're reluctant to underweight them any further. Investors often flock to the relative safety of Treasurys during periods of volatility and chaos in the market. This "flight-to-quality" buying, which we saw in the fourth quarter as the stock market declined, is an important reason for us to maintain at least a moderate position in Treasury securities.

DID YOU MAKE ANY OTHER CHANGES TO THE BOND PORTFOLIO?

     We increased the credit quality of our corporate bond holdings by selling lower-quality bonds, such as those issued by telecommunications and technology companies, as well as bonds issued by firms that we believed were vulnerable to an economic downturn. We replaced them with high-quality bonds in defensive industries, such as financial services, health care, and utilities.

     Although we remained overweight in corporate bonds throughout the fiscal year, we shortened the duration (a measure of price volatility as interest rates change) of our corporate holdings as a further defensive maneuver.

LOOKING AHEAD, WHAT DO YOU SEE IN STORE FOR THE U.S. ECONOMY AND THE FINANCIAL MARKETS?

     The markets hate uncertainty, and there's still quite a bit of it. Uncertainty about several factors--including the resiliency of the economy, the timing and extent of the Federal Reserve's interest rate cuts, and the change in presidential administrations--will likely contribute to further stock market volatility.

     As for bonds, with the economy clearly slowing and the Federal Reserve cutting interest rates to prevent a recession, conditions should remain generally favorable, at least through most of the first half of 2001. We expect the Treasury yield curve to steepen (take on a more normal-looking shape), with longer-term yields higher than short-term yields.

WHAT ARE YOUR PLANS FOR VP BALANCED GOING FORWARD?

     We expect to continue following our basic investment objective, maintaining a roughly 60% position in stocks and 40% in bonds. In the stock portfolio, we plan to rely on our quantitative computer models to guide our investment decisions. With the market in turmoil, we're focusing on industry leaders among growth stocks, and turnaround stories--beaten-down stocks with strong recovery prospects-- among value shares. We're also biased toward companies that are likely to hold up best during an economic downturn.

     On the bond side, we've been positioning for a slower economy and a steepening Treasury yield curve. This means maintaining our Treasury position, which would benefit from any rate cut or flight-to-quality buying, but also remaining overweight in corporate bonds, which are offering the highest yields in the fixed-income market. To minimize the impact the slowing economy might have on our corporate holdings, we can underweight long-maturity corporates and handpick defensive issuers and industries. But we'd also like healthy corporate exposure in case the economy lands softly and takes off again.

[right margin]

"THE MARKETS HATE UNCERTAINTY, AND THERE'S STILL QUITE A BIT OF IT."

FIXED-INCOME PORTFOLIO
                                            AS OF             AS OF
                                           12/31/00          6/30/00
PORTFOLIO SENSITIVITY TO INTEREST RATES
   WEIGHTED AVERAGE MATURITY              8.3 YEARS         8.1 YEARS
   DURATION                               5.0 YEARS         4.7 YEARS

PORTFOLIO CREDIT QUALITY                 % OF FIXED-INCOME PORTFOLIO
   AAA                                       64%              62%
   AA                                         2%               --
   A                                         18%              22%
   BBB                                       12%              12%
   BB                                         4%               4%

Ratings provided by Standard & Poor's. See Credit Rating Guidelines on page 21 for more information.


                                                www.americancentury.com      7


VP Balanced--Schedule of Investments
--------------------------------------------------------------------------------

DECEMBER 31, 2000

Shares                                                                Value
--------------------------------------------------------------------------------
COMMON STOCKS -- 58.6%
AIRLINES -- 0.1%
                    1,600  AMR Corp.(1)                            $     62,700
                    1,700  Delta Air Lines Inc.                          85,319
                                                                   ------------
                                                                        148,019
                                                                   ------------
ALCOHOL -- 0.5%
                   19,600  Anheuser-Busch Companies, Inc.               891,800
                    3,600  Coors (Adolph) Co. Cl B                      289,125
                                                                   ------------
                                                                      1,180,925
                                                                   ------------
APPAREL & TEXTILES -- 0.2%
                   10,400  Liz Claiborne, Inc.                          432,900
                                                                   ------------
BANKS -- 4.6%
                   20,200  Bank of America Corp.                        926,675
                   10,000  Bank of New York Co., Inc. (The)             551,875
                  111,866  Citigroup Inc.                             5,712,157
                   17,300  Comerica Inc.                              1,027,187
                   13,200  Fifth Third Bancorp                          789,113
                   65,100  Fleet Boston Financial Corp.               2,445,318
                    7,600  Silicon Valley Bancshares(1)                 262,438
                                                                   ------------
                                                                     11,714,763
                                                                   ------------
CHEMICALS -- 0.7%
                   24,100  Dow Chemical Co.                             882,663
                    7,100  Minnesota Mining &
                              Manufacturing Co.                         855,550
                                                                   ------------
                                                                      1,738,213
                                                                   ------------
CLOTHING STORES -- 0.2%
                   10,200  Limited, Inc. (The)                          174,038
                    8,600  Talbots, Inc.                                392,375
                                                                   ------------
                                                                        566,413
                                                                   ------------
COMPUTER HARDWARE & BUSINESS
MACHINES -- 2.8%
                    7,800  Compaq Computer Corp.                        117,390
                   13,300  Dell Computer Corp.(1)                       232,334
                   32,400  EMC Corp. (Mass.)(1)                       2,154,600
                   24,400  Hewlett-Packard Co.                          770,125
                   20,500  International Business Machines
                              Corp.                                   1,742,500
                    4,400  Network Appliances, Inc.(1)                  282,425
                   60,400  Sun Microsystems, Inc.(1)                  1,681,763
                    8,200  Tech Data Corp.(1)                           221,656
                                                                   ------------
                                                                      7,202,793
                                                                   ------------
COMPUTER SOFTWARE -- 2.6%
                    8,800  Adobe Systems Inc.                           512,050
                   61,000  Microsoft Corp.(1)                         2,647,781
                   73,200  Oracle Corp.(1)                            2,127,375
                    3,700  Siebel Systems, Inc.(1)                      250,097
                   34,600  Sybase, Inc.(1)                              684,431
                    5,400  Veritas Software Corp.(1)                    472,669
                                                                   ------------
                                                                      6,694,403
                                                                   ------------

Shares                                                                Value
--------------------------------------------------------------------------------
CONSTRUCTION & REAL PROPERTY -- 0.4%
                   25,200  Lennar Corp.                            $    913,500
                                                                   ------------
DEFENSE/AEROSPACE -- 1.0%
                   32,000  Boeing Co.                                 2,112,000
                    5,000  Northrop Grumman Corp.                       415,000
                                                                   ------------
                                                                      2,527,000
                                                                   ------------
DEPARTMENT STORES -- 1.6%
                    9,200  Kohl's Corp.(1)                              561,200
                   15,600  Sears, Roebuck & Co.                         542,100
                   56,800  Wal-Mart Stores, Inc.                      3,017,500
                                                                   ------------
                                                                      4,120,800
                                                                   ------------
DRUGS -- 5.5%
                    4,700  Allergan, Inc.                               455,019
                    6,900  AmeriSource Health Corp.(1)                  348,450
                   18,300  Amgen Inc.(1)                              1,170,628
                   23,200  Bristol-Myers Squibb Co.                   1,715,350
                    6,600  Elan Corp., plc ADR(1)                       308,963
                    3,300  Forest Laboratories, Inc. Cl A(1)            438,488
                    6,800  Genentech, Inc.(1)                           554,200
                   16,500  IVAX Corp.(1)                                631,950
                    6,662  King Pharmaceuticals, Inc.(1)                344,342
                   34,000  Merck & Co., Inc.                          3,183,249
                   85,300  Pfizer, Inc.                               3,923,799
                   16,600  Pharmacia Corp.                            1,012,600
                    6,400  Schering-Plough Corp.                        363,200
                                                                   ------------
                                                                     14,450,238
                                                                   ------------
ELECTRICAL EQUIPMENT -- 3.2%
                    8,000  Amphenol Corp. Cl A(1)                       313,500
                   97,200  Cisco Systems Inc.(1)                      3,717,899
                    2,300  Comverse Technology, Inc.(1)                 249,909
                   10,100  Corning Inc.                                 533,406
                   15,700  Flextronics International Ltd.
                              ADR(1)                                    447,450
                   14,400  KEMET Corp.(1)                               217,800
                   25,000  Nortel Networks Corp.                        801,563
                    3,400  Scientific-Atlanta, Inc.                     110,713
                    6,500  Solectron Corp.(1)                           220,350
                   18,800  Technitrol, Inc.                             773,150
                   18,300  Tektronix, Inc.                              616,481
                   13,600  Vishay Intertechnology, Inc.(1)              205,700
                                                                   ------------
                                                                      8,207,921
                                                                   ------------
ELECTRICAL UTILITIES -- 1.6%
                    6,400  ALLETE                                       158,800
                   23,100  Calpine Corp.(1)                           1,040,944
                   10,500  Exelon Corp.                                 737,205
                   13,800  PG&E Corp.                                   276,000
                    7,800  Public Service Enterprise Group
                              Inc.                                      379,275
                   22,300  Reliant Energy, Inc.                         965,869
                   15,400  Southern Co.                                 512,050
                                                                   ------------
                                                                      4,070,143
                                                                   ------------


8      1-800-345-6488                         See Notes to Financial Statements


VP Balanced--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
DECEMBER 31, 2000

Shares                                                                Value
--------------------------------------------------------------------------------
ENERGY RESERVES & PRODUCTION -- 3.9%
                   33,700  Amerada Hess Corp.                      $  2,462,206
                   15,100  Chevron Corp.                              1,275,006
                   27,501  Exxon Mobil Corp.                          2,390,868
                   31,900  Kerr-McGee Corp.                           2,135,306
                   43,300  Occidental Petroleum Corp.                 1,050,025
                   25,000  Ocean Energy, Inc.(1)                        434,375
                    5,200  Royal Dutch Petroleum Co. New
                              York Shares                               314,925
                                                                   ------------
                                                                     10,062,711
                                                                   ------------
ENTERTAINMENT -- 0.4%
                   36,700  Disney (Walt) Co.                          1,062,006
                                                                   ------------
FINANCIAL SERVICES -- 4.5%
                   14,000  AmeriCredit Corp.(1)                         381,500
                   16,200  Fannie Mae                                 1,405,350
                    9,300  Federal Home Loan Mortgage
                              Corporation                               640,538
                  131,600  General Electric Co. (U.S.)                6,308,574
                   10,000  Metris Companies Inc.                        263,125
                   15,100  MGIC Investment Corp.                      1,018,306
                   25,700  Providian Financial Corp.                  1,477,750
                                                                   ------------
                                                                     11,495,143
                                                                   ------------
FOOD & BEVERAGE -- 2.4%
                   34,100  Archer-Daniels-Midland Co.                   511,500
                   10,900  Diageo Plc ADR                               483,688
                   13,800  Hormel Foods Corp.                           257,025
                   12,700  IBP, Inc.                                    339,725
                   35,600  PepsiCo, Inc.                              1,764,425
                   14,400  Quaker Oats Co. (The)                      1,402,200
                   16,100  Suiza Foods Corp.(1)                         772,800
                   21,600  SYSCO Corp.                                  648,000
                                                                   ------------
                                                                      6,179,363
                                                                   ------------
FOREST PRODUCTS & PAPER -- 0.8%
                    6,600  Bowater Inc.                                 372,075
                    9,900  International Paper Co.                      404,044
                   23,100  Westvaco Corp.                               674,231
                   13,700  Weyerhaeuser Co.                             695,275
                                                                   ------------
                                                                      2,145,625
                                                                   ------------
GAS & WATER UTILITIES -- 0.3%
                    3,900  Equitable Resources Inc.                     260,325
                    8,800  Kinder Morgan, Inc.                          459,250
                                                                   ------------
                                                                        719,575
                                                                   ------------
GROCERY STORES -- 0.4%
                   17,200  Safeway Inc.(1)                            1,075,000
                                                                   ------------
HEAVY ELECTRICAL EQUIPMENT -- 0.2%
                   15,600  Dover Corp.                                  632,775
                                                                   ------------
HOME PRODUCTS -- 1.3%
                    9,400  Avon Products, Inc.                          450,025
                   11,000  Clorox Company                               390,500
                   21,700  Colgate-Palmolive Co.                      1,400,735

Shares                                                                Value
--------------------------------------------------------------------------------

                    7,400  Fortune Brands, Inc.                    $    222,000
                   19,800  Ralston Purina Co.                           517,275
                   21,900  Tupperware Corp.                             447,581
                                                                   ------------
                                                                      3,428,116
                                                                   ------------
INDUSTRIAL PARTS -- 0.1%
                    4,100  United Technologies Corp.                    322,363
                                                                   ------------
INDUSTRIAL SERVICES -- 0.1%
                   12,000  Robert Half International Inc.(1)            318,000
                                                                   ------------
INFORMATION SERVICES -- 1.0%
                    4,600  Automatic Data Processing, Inc.              291,238
                   14,000  First Data Corp.                             737,625
                    8,000  Interpublic Group of Companies,
                              Inc.                                      340,500
                   10,700  Omnicom Group Inc.                           886,762
                    7,500  SunGard Data Systems Inc.(1)                 353,438
                                                                   ------------
                                                                      2,609,563
                                                                   ------------
INTERNET -- 0.5%
                   36,500  America Online, Inc.(1)                    1,270,200
                                                                   ------------
LEISURE -- 0.3%
                    5,600  Brunswick Corp.                               92,050
                   12,100  International Game Technology(1)             580,800
                                                                   ------------
                                                                        672,850
                                                                   ------------
LIFE & HEALTH INSURANCE -- 1.0%
                    8,800  CIGNA Corp.                                1,164,240
                   29,900  Lincoln National Corp.                     1,414,644
                                                                   ------------
                                                                      2,578,884
                                                                   ------------
MEDIA -- 0.7%
                    6,500  Comcast Corp. Cl A(1)                        271,172
                   10,900  Cox Communications, Inc. Cl A(1)             507,531
                    7,300  Infinity Broadcasting Corp. Cl A(1)          203,944
                    5,900  Time Warner Inc.                             308,216
                   12,400  Viacom, Inc. Cl B(1)                         579,700
                                                                   ------------
                                                                      1,870,563
                                                                   ------------
MEDICAL PRODUCTS & SUPPLIES -- 2.1%
                    3,400  Abbott Laboratories                          164,688
                    8,300  Applera Corp.-Applied Biosystems             780,718
                    6,500  Bard (C.R.), Inc.                            302,656
                    9,800  Beckman Coulter Inc.                         410,988
                   27,400  Johnson & Johnson                          2,878,712
                    8,000  Medtronic, Inc.                              483,000
                    7,400  Varian Medical Systems, Inc.(1)              502,738
                                                                   ------------
                                                                      5,523,500
                                                                   ------------
MEDICAL PROVIDERS & SERVICES -- 0.6%
                    8,400  HCA -- The Healthcare Co.                    369,684
                   29,700  Oxford Health Plans, Inc.(1)               1,174,078
                                                                   ------------
                                                                      1,543,762
                                                                   ------------
MINING & METALS -- 0.2%
                   18,900  Alcoa Inc.                                   633,150
                                                                   ------------


See Notes to Financial Statements                www.americancentury.com      9


VP Balanced--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
DECEMBER 31, 2000

Shares                                                                Value
--------------------------------------------------------------------------------
MOTOR VEHICLES & PARTS -- 0.5%
                   34,830  Ford Motor Co.                          $    816,328
                    8,100  Johnson Controls, Inc.                       421,200
                                                                   ------------
                                                                      1,237,528
                                                                   ------------
MULTI-INDUSTRY -- 1.2%
                   53,513  Tyco International Ltd.                    2,969,972
                                                                   ------------
OIL REFINING -- 0.3%
                   20,900  Valero Energy Corp.                          777,219
                                                                   ------------
OIL SERVICES -- 0.3%
                    3,800  BJ Services Co.(1)                           261,725
                   17,700  Ensco International Inc.                     602,906
                                                                   ------------
                                                                        864,631
                                                                   ------------
PROPERTY & CASUALTY INSURANCE -- 1.2%
                   19,000  American International Group, Inc.         1,872,687
                   14,200  Old Republic International Corp.             454,400
                   10,200  Radian Group Inc.                            765,638
                                                                   ------------
                                                                      3,092,725
                                                                   ------------
PUBLISHING -- 0.5%
                    7,200  Deluxe Corp.                                 181,944
                   11,400  Dow Jones & Co., Inc.                        645,525
                    3,300  McGraw-Hill Companies, Inc.
                              (The)                                     193,463
                    5,200  Reader's Digest Association, Inc.
                              (The)                                     203,450
                                                                   ------------
                                                                      1,224,382
                                                                   ------------
RAILROADS -- 0.1%
                    4,700  Union Pacific Corp.                          238,525
                                                                   ------------
RESTAURANTS -- 0.5%
                   16,000  Brinker International, Inc.(1)               676,000
                   18,800  Jack in the Box Inc.(1)                      553,425
                                                                   ------------
                                                                      1,229,425
                                                                   ------------
SECURITIES & ASSET MANAGEMENT -- 1.0%
                    9,400  Lehman Brothers Holdings Inc.                635,675
                   13,100  Merrill Lynch & Co., Inc.                    893,256
                   14,300  Morgan Stanley Dean Witter & Co.           1,133,275
                                                                   ------------
                                                                      2,662,206
                                                                   ------------
SEMICONDUCTOR -- 2.4%
                   14,400  Analog Devices, Inc.(1)                      737,099
                    6,400  Applied Materials, Inc.(1)                   244,400
                   26,000  Atmel Corp.(1)                               303,063
                    2,500  Broadcom Corp.(1)                            210,078
                   12,100  Cypress Semiconductor Corp.(1)               238,219
                   13,900  Integrated Device Technology,
                              Inc.(1)                                   458,266
                   74,600  Intel Corp.                                2,242,662
                    7,000  International Rectifier Corp.(1)             210,000
                    6,700  Linear Technology Corp.                      309,666
                    2,800  SDL, Inc.(1)                                 415,363

Shares/Principal Amount                                               Value
--------------------------------------------------------------------------------

                   15,300  Silicon Storage Technology Inc.(1)      $    181,209
                   12,800  Texas Instruments Inc.                       606,400
                                                                   ------------
                                                                      6,156,425
                                                                   ------------
SPECIALTY STORES -- 0.7%
                    7,300  Best Buy Co., Inc.(1)                        215,806
                   18,000  Home Depot, Inc.                             822,375
                    6,200  Tiffany & Co.                                196,075
                   18,700  Zale Corp.(1)                                543,469
                                                                   ------------
                                                                      1,777,725
                                                                   ------------
TELEPHONE -- 3.0%
                   16,400  AT&T Corp.                                   283,925
                   43,500  BellSouth Corp.                            1,780,781
                   12,000  Dycom Industries, Inc.(1)                    431,250
                   20,200  Qwest Communications
                              International Inc.(1)                     828,200
                   46,200  SBC Communications Inc.                    2,206,051
                   39,090  Verizon Communications                     1,959,386
                   18,800  WorldCom, Inc.(1)                            264,375
                                                                   ------------
                                                                      7,753,968
                                                                   ------------
TOBACCO -- 0.5%
                   19,400  Philip Morris Companies Inc.                 853,600
                    9,400  Universal Corp.                              329,000
                                                                   ------------
                                                                      1,182,600
                                                                   ------------
TRUCKING, SHIPPING & AIR FREIGHT -- 0.1%
                    5,700  FedEx Corporation(1)                         227,772
                                                                   ------------
WIRELESS TELECOMMUNICATIONS -- 0.5%
                    6,900  Nextel Communications, Inc.(1)               170,559
                    7,500  QUALCOMM Inc.(1)                             616,172
                   22,100  Sprint PCS(1)                                451,669
                                                                   ------------
                                                                      1,238,400
                                                                   ------------
TOTAL COMMON STOCKS                                                 150,744,683
                                                                   ------------
   (Cost $132,989,698)

CORPORATE BONDS -- 14.2%
BANKS -- 1.3%
               $1,100,000  Citigroup Inc., 7.25%, 10/1/10             1,135,355
                1,750,000  First Bank System Inc., 7.625%,
                              5/1/05                                  1,825,888
                  500,000  FleetBoston Financial Corp.,
                              5.75%, 1/15/09                            463,562
                                                                   ------------
                                                                      3,424,805
                                                                   ------------
DEFENSE/AEROSPACE -- 0.6%
                1,100,000  Alliant Energy Resources Inc.,
                              7.375%, 11/9/09                         1,117,096
                  500,000  Raytheon Co., 8.20%, 3/1/06                  533,900
                                                                   ------------
                                                                      1,650,996
                                                                   ------------
DEPARTMENT STORES -- 0.4%
                1,000,000  Sears, Roebuck & Co. MTN,
                              7.12%, 6/4/04                           1,012,966
                                                                   ------------


10      1-800-345-6488                        See Notes to Financial Statements


VP Balanced--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
DECEMBER 31, 2000

Principal Amount                                                      Value
--------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT -- 1.0%
               $1,500,000  Anixter International Inc., 8.00%,
                              9/15/03                              $  1,514,475
                1,000,000  Yorkshire Power Finance, Series B,
                              6.15%, 2/25/03                            982,432
                                                                   ------------
                                                                      2,496,907
                                                                   ------------
ELECTRICAL UTILITIES -- 0.7%
                1,000,000  Cilcorp, Inc., 8.70%, 10/15/09             1,062,710
                  600,000  Texas Utilities Electric Co.,
                              8.125%, 2/1/02                            610,387
                                                                   ------------
                                                                      1,673,097
                                                                   ------------
ENERGY RESERVES & PRODUCTION -- 1.7%
                1,500,000  Duke Energy Field Services,
                              7.875%, 8/16/10                         1,601,564
                1,000,000  El Paso Energy Corporation MTN,
                              8.05%, 10/15/30                         1,054,206
                1,000,000  EOG Resources Inc., 6.70%,
                              11/15/06                                1,000,333
                1,000,000  Kerr-McGee Corp., 7.125%,
                              10/15/27                                  936,713
                                                                   ------------
                                                                      4,592,816
                                                                   ------------
FINANCIAL SERVICES -- 1.5%
                1,000,000  Associates Corp., N.A., 6.00%,
                              7/15/05                                   983,075
                  750,000  Ford Motor Credit Co., 6.75%,
                              5/15/05                                   745,980
                1,000,000  General Motors Acceptance Corp.
                              MTN, VRN, 6.73%, 3/12/01,
                              resets quarterly off the 3-month
                              LIBOR plus 0.15% with no caps             998,886
                1,000,000  Money Store Inc. (The), 8.05%,
                              4/15/02                                 1,021,558
                                                                   ------------
                                                                      3,749,499
                                                                   ------------
FOREST PRODUCTS & PAPER -- 0.2%
                  500,000  Abitibi-Consolidated Inc., 8.55%,
                              8/1/10                                    503,800
                                                                   ------------
GAS & WATER UTILITIES -- 0.4%
                1,000,000  KeySpan Corporation, 7.25%,
                              11/15/05                                1,040,552
                                                                   ------------
GOLD -- 0.3%
                  750,000  Barrick Gold Corp., 7.50%, 5/1/07            758,322
                                                                   ------------
GROCERY STORES -- 0.3%
                  750,000  Kroger Co., 7.65%, 4/15/07                   782,262
                                                                   ------------
HOTELS -- 0.4%
                1,000,000  MGM Mirage, 8.50%, 9/15/10                 1,030,888
                                                                   ------------
INDUSTRIAL PARTS -- 0.5%
                1,250,000  Caterpillar Financial Services
                              Corp., 5.90%, 9/10/02                   1,245,521
                                                                   ------------
INFORMATION SERVICES -- 0.3%
                  750,000  KPNQwest B.V., 8.125%, 6/1/09                663,750
                                                                   ------------

Principal Amount                                                      Value
--------------------------------------------------------------------------------
LIFE & HEALTH INSURANCE -- 0.3%
               $  800,000  UnitedHealth Group Incorporated,
                              7.50%, 11/15/05                      $    828,476
                                                                   ------------
MEDIA -- 0.7%
                  650,000  British SKY Broadcasting, 8.20%,
                              7/15/09                                   615,917
                1,150,000  CSC Holdings Inc., Series B,
                              8.125%, 7/15/09                         1,173,407
                                                                   ------------
                                                                      1,789,324
                                                                   ------------
MOTOR VEHICLES & PARTS -- 0.4%
                1,000,000  General Motors Corp., 7.00%,
                              6/15/03                                 1,014,943
                                                                   ------------
MULTI-INDUSTRY -- 0.6%
                1,500,000  Tyco International Group SA,
                              6.875%, 9/5/02                          1,507,098
                                                                   ------------
REAL ESTATE INVESTMENT TRUST -- 0.8%
                1,000,000  EOP Operating LP, 6.75%,
                              2/15/08                                   967,778
                1,200,000  Spieker Properties, Inc., 6.80%,
                              12/15/01                                1,202,356
                                                                   ------------
                                                                      2,170,134
                                                                   ------------
SECURITIES & ASSET MANAGEMENT -- 1.3%
                1,200,000  AXA Financial Inc., 7.75%,
                              8/1/10                                  1,279,130
                1,000,000  Lehman Brothers Holdings Inc.,
                              8.25%, 6/15/07                          1,050,442
                1,000,000  Merrill Lynch & Co., Inc., 7.25%,
                              7/26/02                                 1,014,368
                                                                   ------------
                                                                      3,343,940
                                                                   ------------
TELEPHONE -- 0.5%
                1,300,000  GTE North Inc., Series H, 5.65%,
                              11/15/08                                1,211,668
                                                                   ------------
TOTAL CORPORATE BONDS                                                36,491,764
                                                                   ------------
   (Cost $35,740,281)

MORTGAGE-BACKED SECURITIES(2) -- 12.7%
                  754,439  FHLMC Pool #C00578, 6.50%,
                              1/1/28                                    745,821
                1,468,332  FHLMC Pool #C00742, 6.50%,
                              4/1/29                                  1,449,106
                1,948,421  FHLMC Pool #C01025, 8.00%,
                              7/1/30                                  1,995,991
                  581,646  FHLMC Pool #C038971, 6.50%,
                              6/1/29                                    574,030
                  791,762  FHLMC Pool #C30060, 7.50%,
                              8/1/29                                    803,775
                5,040,567  FHLMC Pool #C40679, 7.00%,
                              7/1/30                                  5,050,657
                  936,165  FHLMC Pool #E73566, 7.00%,
                              11/1/13                                   949,251
                1,000,050  FNMA Pool #248679, 5.50%,
                              10/25/08                                  984,356
                  888,371  FNMA Pool #252211, 6.00%,
                              1/1/29                                    860,345


See Notes to Financial Statements               www.americancentury.com      11


VP Balanced--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
DECEMBER 31, 2000

Principal Amount                                                      Value
--------------------------------------------------------------------------------

               $  873,401  FNMA Pool #252212, 6.50%,
                              1/1/29                               $    862,537
                1,179,616  FNMA Pool #252213, 6.00%,
                              1/1/14                                  1,165,474
                  122,495  FNMA Pool #365462, 6.50%,
                              11/1/11                                   123,043
                  883,127  FNMA Pool #411821, 7.00%,
                              1/1/28                                    886,062
                1,196,513  FNMA Pool #412562, 6.50%,
                              1/1/28                                  1,182,584
                  687,037  FNMA Pool #413812, 6.50%,
                              1/1/28                                    679,040
                  401,342  FNMA Pool #421501, 6.50%,
                              6/1/13                                    401,752
                  291,824  FNMA Pool #421624, 6.00%,
                              4/1/13                                    288,325
                  114,023  FNMA Pool #421727, 6.00%,
                              4/1/13                                    112,656
                  293,329  FNMA Pool #425391, 6.00%,
                              5/1/13                                    289,812
                  166,729  FNMA Pool #431722, 6.50%,
                              6/1/13                                    166,900
                  159,242  FNMA Pool #433184, 6.50%,
                              6/1/13                                    159,405
                  166,062  FNMA Pool #437505, 6.00%,
                              7/1/13                                    164,071
                  438,392  FNMA Pool #450619, 6.00%,
                              12/1/28                                   424,562
                  929,971  FNMA Pool #453956, 6.00%,
                              12/1/28                                   900,633
                1,103,900  FNMA Pool #485403, 6.00%,
                              2/1/29                                  1,069,074
                1,296,233  FNMA Pool #506995, 7.50%,
                              7/1/29                                  1,315,461
                  750,000  FNMA Pool #509850, 5.25%,
                              1/15/09                                   715,715
                1,805,205  FNMA Pool #526231, 7.50%,
                              12/1/29                                 1,831,983
                1,089,386  GNMA Pool #002202, 7.00%,
                              4/20/26                                 1,090,614
                  449,734  GNMA Pool #444773, 6.50%,
                              3/15/28                                   445,355
                  583,780  GNMA Pool #458862, 7.50%,
                              2/15/28                                   594,072
                   87,435  GNMA Pool #460833, 6.50%,
                              5/15/28                                    86,583
                  706,737  GNMA Pool #467626, 7.00%,
                              2/15/28                                   710,421
                  382,055  GNMA Pool #469149, 6.50%,
                              3/15/28                                   378,335
                1,014,161  GNMA Pool #469811, 7.00%,
                              12/15/28                                1,019,448
                   41,960  GNMA Pool #474224, 6.50%,
                              5/15/28                                    41,551
                1,415,228  GNMA Pool #509502, 8.00%,
                              12/15/29                                1,451,746
                  749,517  GNMA Pool #780412, 7.50%,
                              8/15/26                                   763,119
                                                                   ------------
TOTAL MORTGAGE-BACKED SECURITIES                                     32,733,665
                                                                   ------------
   (Cost $32,473,660)

Principal Amount                                                      Value
--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES(2) -- 4.6%
               $  800,000  AmeriCredit Automobile
                              Receivables Trust, Series
                              1999 D, Class A3 SEQ, 7.02%,
                              12/5/05                              $    817,948
                1,250,000  Chase Commercial Mortgage
                              Securities Corp., Series 1999 2,
                              Class A2 SEQ, 7.20%,
                              11/15/09                                1,314,499
                  750,000  CIT RV Trust, Series 1998 A,
                              Class A4 SEQ, 6.09%,
                              2/15/12                                   755,744
                1,000,000  Delta Airlines, Series 2000-1,
                              Class A1, 7.38%, 5/18/10                1,038,885
                1,285,030  First Union-Lehman Brothers
                              Commercial Mortgage, Series
                              1998 C2, Class A1 SEQ,
                              6.28%, 6/18/07                          1,291,583
                1,000,000  First Union-Lehman
                              Brothers-Bank of America,
                              Series 1998 C2, Class A2 SEQ,
                              6.56%, 11/18/08                         1,012,333
                  391,203  FNMA Whole Loan, Series
                              1995 W1, Class A6, 8.10%,
                              11/21/01                                  394,617
                1,500,000  GMAC Commercial Mortgage
                              Securities Inc., Series
                              1999 C1, Class A2 SEQ,
                              6.18%, 5/15/33                          1,480,233
                  780,810  Nationslink Funding Corp., Series
                              1998-2, Class A1 SEQ, 6.00%,
                              11/20/07                                  777,514
                2,000,000  Residential Asset Securities Corp.,
                              Series 1999 KS3, Cl AI2,
                              7.08%, 9/25/20                          2,013,306
                  913,091  United Companies Financial
                              Corp., Home Equity Loan,
                              Series 1996 D1, Class A5,
                              6.92%, 10/15/18                           914,785
                                                                   ------------
TOTAL ASSET-BACKED SECURITIES                                        11,811,447
                                                                   ------------
   (Cost $11,634,033)

U.S. TREASURY SECURITIES -- 4.5%
                4,000,000  STRIPS -- PRINCIPAL, 5.99%,
                              11/15/27(3)                               898,752
                  750,000  U.S. Treasury Bonds, 9.125%,
                              5/15/18                                 1,046,338
                1,000,000  U.S. Treasury Bonds, 6.50%,
                              11/15/26                                1,123,483
                5,000,000  U.S. Treasury Bonds, 6.375%,
                              8/16/27                                 5,550,600
                  450,000  U.S. Treasury Notes, 5.75%,
                              10/31/02                                  454,181
                1,200,000  U.S. Treasury Notes, 5.75%,
                              11/15/05                                1,239,422


12      1-800-345-6488                        See Notes to Financial Statements


VP Balanced--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
DECEMBER 31, 2000

Principal Amount                                                      Value
--------------------------------------------------------------------------------

               $1,100,000  U.S. Treasury Notes, 5.75%,
                              8/15/10                              $  1,153,196
                                                                   ------------
TOTAL U.S. TREASURY SECURITIES                                       11,465,972
                                                                   ------------
   (Cost $10,997,865)

U.S. GOVERNMENT AGENCY SECURITIES -- 2.6%
                2,000,000  FNMA, 7.00%, 7/15/05                       2,100,986
                1,250,000  FNMA MTN, 5.83%, 2/2/04                    1,242,283
                1,000,000  FNMA MTN, 5.74%, 1/21/09                     971,087
                2,250,000  FNMA, Series B, 7.25%,
                              1/15/10                                 2,446,447
                                                                   ------------
TOTAL U.S. GOVERNMENT
AGENCY SECURITIES                                                     6,760,803
                                                                   ------------
   (Cost $6,525,803)

TEMPORARY CASH INVESTMENTS -- 2.8%*
   Repurchase Agreement, State Street Boston
     Corp., (U.S. Treasury obligations), in a joint
     trading account at 5.95%, dated 12/29/00,
     due 1/2/01 (Delivery value $7,204,760)                           7,200,000
                                                                   ------------
   (Cost $7,200,000)

TOTAL INVESTMENT SECURITIES -- 100.0%                              $257,208,334
                                                                   ============
   (Cost $237,561,340)

FUTURES CONTRACTS
                      Expiration         Underlying Face         Unrealized
      Purchased          Date            Amount at Value            Loss
--------------------------------------------------------------------------------
      8 S&P 500          March
       Futures           2001              $2,660,000             $(97,063)
                                       =========================================

* Futures contracts typically are based on a stock index, such as the S&P 500, and tend to track the performance of the index while remaining very liquid (easy to buy and sell). By investing its cash assets in index futures, the fund can have full exposure to stocks and have easy access to the money. Temporary cash investments, less the required reserves for futures contracts, are 1.8%.

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt

FHLMC = Federal Home Loan Mortgage Corporation

FNMA = Federal National Mortgage Association

GNMA = Government National Mortgage Association

LIBOR = London Interbank Offered Rate

MTN = Medium Term Note

STRIPS = Separate Trading of Registered Interest and Principal of Securities

VRN = Variable Rate Note. Interest reset date is indicated and used in calculating the weighted average portfolio maturity. Rate shown is effective December 31, 2000.

resets = The frequency with which a security's coupon changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.

(1)  Non-income producing.

(2) Final maturity indicated. Expected remaining maturity used for purposes of calculating the weighted average portfolio maturity.

(3) Security is a zero-coupon bond. The yield to maturity at purchase is indicated. Zero coupon securities are purchased at a substantial discount from their value at maturity.


See Notes to Financial Statements               www.americancentury.com      13


Statement of Assets and Liabilities
--------------------------------------------------------------------------------

This statement breaks down the fund's ASSETS (such as securities, cash, and other receivables) and LIABILITIES (money owed for securities purchased, management fees, and other payables) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's NET ASSETS. The net assets divided by shares outstanding is the share price, or NET ASSET VALUE PER SHARE. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

DECEMBER 31, 2000

ASSETS
Investment securities, at value (identified
  cost of $237,561,340) (Note 3) ...........................        $257,208,334
Cash .......................................................               1,451
Receivable for variation margin
  on futures contracts .....................................             103,600
Dividends and interest receivable ..........................           1,431,406
                                                                    ------------
                                                                     258,744,791
                                                                    ------------

LIABILITIES
Disbursements in excess
  of demand deposit cash ...................................              11,540
Accrued management fees (Note 2) ...........................             196,999
Payable for directors' fees and expenses ...................                 187
Accrued expenses and other liabilities .....................                 183
                                                                    ------------
                                                                         208,909
                                                                    ------------
Net Assets .................................................        $258,535,882
                                                                    ============

CAPITAL SHARES, $0.01 PAR VALUE
Authorized .................................................         100,000,000
                                                                    ============
Outstanding ................................................          35,542,621
                                                                    ============

Net Asset Value Per Share ..................................        $       7.27
                                                                    ============

NET ASSETS CONSIST OF:
Capital (par value and paid-in surplus) ....................        $225,065,168
Undistributed net investment income ........................           6,820,395
Accumulated undistributed net realized
  gain on investment transactions ..........................           7,100,388
Net unrealized appreciation
  on investments (Note 3) ..................................          19,549,931
                                                                    ------------
                                                                    $258,535,882
                                                                    ============


14      1-800-345-6488                       See Notes to Financial Statements


Statement of Operations
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed during the reporting period as a result of the fund's operations. In other words, it shows how much money the fund made or lost as a result of dividend and interest income, fees and expenses, and investment gains or losses.

YEAR ENDED DECEMBER 31, 2000

INVESTMENT INCOME
Income:
Dividends (net of foreign taxes
  withheld of $2,593) ..................................           $  1,657,443
Interest ...............................................              7,609,987
                                                                   ------------
                                                                      9,267,430
                                                                   ------------

Expenses (Note 2):
Management fees ........................................              2,438,454
Directors' fees and expenses ...........................                    440
                                                                   ------------
                                                                      2,438,894
                                                                   ------------
Net investment income ..................................              6,828,536
                                                                   ------------

REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS (NOTE 3)
Net realized gain on investments .......................              7,730,917
Change in net unrealized
  appreciation on investments ..........................            (21,481,018)
                                                                   ------------

Net realized and unrealized
  loss on investments ..................................            (13,750,101)
                                                                   ------------

Net Decrease in Net Assets
  Resulting from Operations ............................           $ (6,921,565)
                                                                   ============


See Notes to Financial Statements               www.americancentury.com      15


Statement of Changes in Net Assets
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of operations (as detailed on the previous page for the most recent period), income and capital gain distributions, and shareholder investments and redemptions.

YEARS ENDED DECEMBER 31, 2000 AND DECEMBER 31, 1999

Increase (Decrease) in Net Assets                      2000             1999

OPERATIONS
Net investment income ........................   $   6,828,536    $   6,890,540
Net realized gain on investments .............       7,730,917        4,426,721
Change in net unrealized
  appreciation on investments ................     (21,481,018)      15,444,721
                                                 -------------    -------------
Net increase (decrease) in net assets
  resulting from operations ..................      (6,921,565)      26,761,982
                                                 -------------    -------------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income ...................      (6,874,650)      (5,391,423)
From net realized gains on
  investment transactions ....................      (4,329,267)     (37,200,820)
                                                 -------------    -------------
Decrease in net assets
  from distributions .........................     (11,203,917)     (42,592,243)
                                                 -------------    -------------

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold ....................     241,153,301       30,777,770
Proceeds from reinvestment of distributions ..      11,203,917       42,592,243
Payments for shares redeemed .................    (260,768,294)     (52,904,132)
                                                 -------------    -------------
Net increase (decrease) in net assets
  from capital share transactions ............      (8,411,076)      20,465,881
                                                 -------------    -------------

Net increase (decrease) in net assets ........     (26,536,558)       4,635,620

NET ASSETS
Beginning of period ..........................     285,072,440      280,436,820
                                                 -------------    -------------
End of period ................................   $ 258,535,882    $ 285,072,440
                                                 =============    =============
Undistributed net investment income ..........   $   6,820,395    $   6,866,509
                                                 =============    =============

TRANSACTIONS IN SHARES OF THE FUND
Sold .........................................      32,613,479        4,068,981
Issued in reinvestment of distributions ......       1,520,206        6,007,369
Redeemed .....................................     (35,170,055)      (7,103,644)
                                                 -------------    -------------
Net increase (decrease) ......................      (1,036,370)       2,972,706
                                                 =============    =============


16      1-800-345-6488                        See Notes to Financial Statements


Notes to Financial Statements
--------------------------------------------------------------------------------

DECEMBER 31, 2000

--------------------------------------------------------------------------------
1.  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century Variable Portfolios, Inc., (the corporation) is registered under the Investment Company Act of 1940 (the 1940
Act) as an open-end management investment company. VP Balanced Fund (the fund) is one of the ten funds issued by the corporation. The fund is diversified under the 1940 Act. The fund's investment objective is capital growth and current income. The fund seeks to achieve its investment objective by investing approximately 60% of the fund's assets in common stocks that are considered by management to have better than average prospects for appreciation and the remaining assets in bonds and other fixed income securities. The following significant accounting policies are in accordance with accounting principles generally accepted in the United States of America; these policies may require the use of estimates by fund management.

    SECURITY VALUATIONS -- Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

    SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME -- Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    FUTURES CONTRACTS -- The fund may enter into stock index futures contracts in order to manage the fund's exposure to changes in market conditions. One of the risks of entering into futures contracts is the possibility that the changes in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by the funds. The variation margin is equal to the daily change in the contract value and is recorded as an unrealized gain or loss. The fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on investments and unrealized appreciation (depreciation) on investments, respectively.

    FORWARD COMMITMENTS -- The fund may purchase and sell securities on a firm commitment basis. Under these arrangements, the securities' prices and yields are fixed on the date of the commitment, but payment and delivery are scheduled for a future date. During this period, securities are subject to market fluctuations. The fund maintains segregated accounts consisting of cash or liquid securities in an amount sufficient to meet the purchase price.

    REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that the fund's investment manager, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

    JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

    INCOME TAX STATUS -- It is the fund's policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains are declared and paid annually.

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

    For the two-month period ended December 31, 2000, the fund incurred net capital losses of $78,342. The fund has elected to treat such losses as having been incurred in the following fiscal year.


                                                www.americancentury.com      17


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

DECEMBER 31, 2000

--------------------------------------------------------------------------------
2.  TRANSACTIONS WITH RELATED PARTIES

    The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified fee. The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly based on the fund's average daily closing net assets during the previous month.

    The annualized fee schedule for the fund is as follows:

       0.90% on the first $250 million
       0.85% on the next $250 million
       0.80% thereafter

    The fund may invest in a J.P. Morgan Flemings Asset Management (JPM) money market fund for temporary purposes. JPM is a wholly owned subsidiary of J.P. Morgan Chase & Co., an equity investor in American Century Companies, Inc.

    Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the corporation's investment manager, ACIM, the distributor of the corporation, American Century Investment Services, Inc., and the corporation's transfer agent, American Century Services Corporation.

--------------------------------------------------------------------------------
3.  INVESTMENT TRANSACTIONS

    Purchases of investment securities, excluding short-term investments, for the year ended December 31, 2000, totaled $256,045,565, including purchases of U.S. Treasury and Agency obligations totaling $62,306,165. Sales of investment securities, excluding short-term investments, totaled $275,735,957, including sales of U.S. Treasury and Agency obligations totaling $77,673,966.

    As of December 31, 2000, accumulated net unrealized appreciation was $18,676,510, based on the aggregate cost of investments for federal income tax purposes of $238,531,824, which consisted of unrealized appreciation of $30,582,579 and unrealized depreciation of $11,906,069.

--------------------------------------------------------------------------------
4.  BANK LOANS

    The fund, along with certain other funds managed by ACIM, has entered into an unsecured $620,000,000 bank line of credit agreement with J.P. Morgan Chase & Co. Effective December 19, 2000, the bank line of credit was renewed at $520,000,000. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The fund did not borrow from the line during the year ended December 31, 2000.

--------------------------------------------------------------------------------
5.  NEW ACCOUNTING PRINCIPLE

    A new provision in the AICPA Audit and Accounting Guide for Investment Companies, as revised, requires mandatory amortization of premiums and discounts on debt securities for fiscal years beginning after December 15, 2000. The fund already amortizes premiums and discounts on debt securities; therefore management believes there will be no impact to the fund.


18      1-800-345-6488


VP Balanced--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years. It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net investment income as a percentage of average net assets), EXPENSE RATIO (operating expenses as a percentage of average net assets), and PORTFOLIO TURNOVER (a gauge of the fund's trading activity).

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED DECEMBER 31

                                        2000        1999       1998        1997       1996
PER-SHARE DATA
Net Asset Value,
  Beginning of Period ................ $7.79        $8.34      $8.24      $7.54       $7.04
                                      ---------   --------   ---------   --------   --------
Income From Investment Operations
  Net Investment Income ..............  0.20        0.19       0.16        0.19       0.18
  Net Realized and Unrealized Gain
  (Loss) on Investment Transactions .. (0.40)       0.52       1.04        0.94       0.65
                                      ---------   --------   ---------   --------   --------
  Total From Investment Operations ... (0.20)       0.71       1.20        1.13       0.83
                                      ---------   --------   ---------   --------   --------
Distributions
  From Net Investment Income ......... (0.20)      (0.16)     (0.15)      (0.09)     (0.13)
  From Net Realized Gains on
  Investment Transactions ............ (0.12)      (1.10)     (0.95)      (0.34)     (0.20)
                                      ---------   --------   ---------   --------   --------
  Total Distributions ................ (0.32)      (1.26)     (1.10)      (0.43)     (0.33)
                                      ---------   --------   ---------   --------   --------
Net Asset Value, End of Period ....... $7.27        $7.79      $8.34       $8.24      $7.54
                                      =========   ========   =========   ========   ========
  Total Return(1) .................... (2.65)%     10.06%     15.77%      15.81%     12.21%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ..............  0.90%       0.90%    0.97%(2)      1.00%      0.99%
Ratio of Net Investment Income
  to Average Net Assets ..............  2.51%       2.45%    2.16%(2)      2.19%      2.43%
Portfolio Turnover Rate ..............   96%         83%       158%        125%       130%
Net Assets, End of Period
  (in thousands) .....................$258,536    $285,072   $280,437    $219,087   $215,393

(1) Total return assumes reinvestment of dividends and capital gains distributions, if any.

(2) ACIM voluntarily waived a portion of its management fee from October 1, 1998 through November 16, 1998. In absence of the waiver, the annualized ratio of operating expenses to average net assets and annualized ratio of net investment income to average net assets would have been 0.99% and 2.15%, respectively, for the year ended December 31, 1998.


See Notes to Financial Statements              www.americancentury.com      19


Independent Auditors' Report
--------------------------------------------------------------------------------

The Board of Directors and Shareholders,
American Century Variable Portfolios, Inc:

    We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VP Balanced Fund (the "Fund"), one of the funds comprising American Century Variable Portfolios, Inc., as of December 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and the financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

    We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 2000 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of VP Balanced Fund as of December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Kansas City, Missouri
February 2, 2001


20      1-800-345-6488


Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     AMERICAN CENTURY VP BALANCED seeks capital growth and current income. The fund keeps about 60% of its assets in a diversified portfolio of common stocks. Under normal market conditions, the remaining assets are held in Treasury, mortgage-backed, and corporate bonds.

     We attempt to keep the fund fully invested at all times, regardless of short-term market activity. Experience has shown that market gains can occur in unpredictable spurts and that missing even some of those opportunities may significantly limit the potential for gain.

     For the equity portfolio, the goal is to achieve a total return that exceeds that of the S&P 500. The portfolio is managed using computer models as key tools in making investment decisions. One model ranks stocks based on their expected return, using both growth and value measures such as cash flow, earnings growth, and price/earnings ratio. Another model is used in creating a portfolio that balances high-ranking stocks with an overall risk level that is comparable to the S&P 500. We incorporate both growth and value measurements into our quantitative stock selection process, but we steer toward growth.

     The fixed-income portfolio is also index based. The management team attempts to add value by making modest portfolio adjustments based on its analysis of prevailing market conditions. The team typically seeks to slightly overweight relatively undervalued, higher-yielding sectors of the market.

COMPARATIVE INDICES

     The following indices are used in the report for fund performance comparisons. They are not investment products available for purchase.

     The BLENDED INDEX is considered the benchmark for VP Balanced. It combines two indices in proportion to the asset mix of the fund. Accordingly, 60% of the index is represented by the S&P 500, and the remaining 40% is represented by the Lehman Brothers Aggregate Bond Index.

     The LEHMAN BROTHERS AGGREGATE BOND INDEX reflects the price fluctuations of Treasury securities, U.S. government agency securities, corporate bond issues, and mortgage-backed securities.

     The S&P 500 is a capitalization-weighted index of the stocks of 500 publicly traded U.S. companies that are considered to be leading firms in dominant industries. The index is viewed as a broad measure of U.S. stock market performance.

     The S&P/BARRA VALUE AND GROWTH indices split each full S&P index into two mutually exclusive groups. The full indices are divided according to book-to-price ratios, with the value indices containing firms with higher book-to-price ratios and the growth indices having firms with lower book-to-price ratios.

[right margin]

INVESTMENT TEAM LEADERS
   Equity Portfolio
       JEFF TYLER
   Fixed-Income Portfolio
       JEFF HOUSTON
   Credit Research
       GREG AFIESH

BOND CREDIT RATING GUIDELINES

     CREDIT RATINGS ARE ISSUED BY INDEPENDENT RESEARCH COMPANIES SUCH AS STANDARD & POOR'S AND MOODY'S. THEY ARE BASED ON AN ISSUER'S FINANCIAL STRENGTH AND ABILITY TO PAY INTEREST AND PRINCIPAL IN A TIMELY MANNER.

     SECURITIES RATED AAA, AA, A, OR BBB ARE CONSIDERED "INVESTMENT-GRADE" SECURITIES, MEANING THEY ARE RELATIVELY SAFE FROM DEFAULT. HERE ARE THE MOST COMMON CREDIT RATINGS AND THEIR DEFINITIONS:

*    AAA -- EXTREMELY STRONG ABILITY TO MEET FINANCIAL OBLIGATIONS.

*    AA -- VERY STRONG ABILITY TO MEET FINANCIAL OBLIGATIONS.

*    A -- STRONG ABILITY TO MEET FINANCIAL OBLIGATIONS.

*    BBB -- GOOD ABILITY TO MEET FINANCIAL OBLIGATIONS.

* BB -- SECURITIES THAT ARE LESS VULNERABLE TO DEFAULT THAN OTHER LOWER-QUALITY ISSUES BUT DO NOT QUITE MEET INVESTMENT-GRADE STANDARDS.

     IT'S IMPORTANT TO NOTE THAT CREDIT RATINGS ARE SUBJECTIVE, REFLECTING THE OPINIONS OF THE RATING AGENCIES; THEY ARE NOT ABSOLUTE STANDARDS OF QUALITY.


                                                www.americancentury.com      21


Glossary
--------------------------------------------------------------------------------

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as year-by-year results. For fiscal year-by-year total returns, please refer to the "Financial Highlights" on page 19.

FIXED-INCOME TERMS

* ASSET-BACKED SECURITIES -- debt securities that represent ownership in a pool of receivables, such as credit-card debt, auto loans, and commercial mortgages.

* CORPORATE BONDS -- debt securities or instruments issued by companies and corporations.

* MORTGAGE-BACKED SECURITIES -- debt securities that represent ownership in pools of mortgage loans.

* U.S. GOVERNMENT AGENCY SECURITIES -- debt securities issued by U.S. government agencies (such as the Federal Home Loan Bank and the Federal Farm Credit Bank).

* U.S. TREASURY SECURITIES -- debt securities issued by the U.S. Treasury and backed by the direct "full faith and credit" pledge of the U.S. government.

* DURATION -- a measure of the sensitivity of a fixed-income portfolio to interest rate changes. It is a time-weighted average of the interest and principal payments of the securities in a portfolio. As the duration of a portfolio increases, the impact of a change in interest rates on the value of the portfolio also increases.

* WEIGHTED AVERAGE MATURITY (WAM) -- another measurement of the sensitivity of a fixed-income portfolio to interest rate changes. WAM indicates the average time until the securities in the portfolio mature, weighted by dollar amount. The longer the WAM, the more interest rate exposure and interest rate sensitivity the portfolio has.

EQUITY TERMS

* BLUE CHIP STOCKS -- generally considered to be the stocks of the most established companies in American industry. They are generally large, fairly stable companies that have demonstrated consistent earnings and usually have long-term growth potential.

* COMMON STOCKS -- units of ownership of public corporations. All of the stocks described in this section are types of common stock.

* CYCLICAL STOCKS -- generally considered to be stocks whose price and earnings fluctuations tend to follow the ups and downs of the business cycle.

* GROWTH STOCKS -- generally considered to be the stocks of companies that have experienced above-average earnings growth and appear likely to continue such growth.

* VALUE STOCKS -- generally considered to be stocks that are relatively inexpensive.

* LARGE-CAPITALIZATION ("LARGE-CAP") STOCKS -- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of more than $8.7 billion. This is Lipper's market-capitalization breakpoint as of June 30, 2000, although it may be subject to change based on market fluctuations. The Dow Jones Industrial Average and the S&P 500 are representative of large-cap stock performance.

* MEDIUM-CAPITALIZATION ("MID-CAP") STOCKS -- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) between $2.3 billion and $8.7 billion. This is Lipper's market-capitalization breakpoint as of June 30, 2000, although it may be subject to change based on market fluctuations. The S&P 400 and Russell 2500 are representative of mid-cap stock performance.

* SMALL-CAPITALIZATION ("SMALL-CAP") STOCKS -- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of less than $2.3 billion. This is Lipper's market-capitalization breakpoint as of June 30, 2000, although it may be subject to change based on market fluctuations. The S&P 600 and the Russell 2000 are representative of small-cap stock performance.


22      1-800-345-6488


Glossary
--------------------------------------------------------------------------------
                                                                    (Continued)

FUND CLASSIFICATIONS

    Please be aware that the fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies, and risk potential are consistent with your needs.

INVESTMENT OBJECTIVE

    The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

* CAPITAL PRESERVATION -- offers taxable and tax-free money market funds for relative stability of principal and liquidity.

* INCOME -- offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and generally lower volatility levels than stock funds.

* GROWTH & INCOME -- offers funds that emphasize both growth and income provided by either dividend-paying equities or a combination of equity and fixed-income securities.

* GROWTH -- offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with corresponding high price-fluctuation risk.

RISK

    The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.

* CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price-fluctuation risk.

* MODERATE -- these funds generally provide moderate return potential with moderate price-fluctuation risk.

* AGGRESSIVE -- these funds generally provide high return potential with corresponding high price-fluctuation risk.


                                                www.americancentury.com      23


Notes
--------------------------------------------------------------------------------


24      1-800-345-6488


[back cover]


Who We Are

American Century offers investors more than 70 mutual funds spanning the investment spectrum. We currently manage $100 billion for roughly 2 million individuals, institutions and corporations, and offer a range of services designed to make investing easy and convenient.

For four decades, American Century has been a leader in performance, service and innovation. From pioneering the use of computer technology in investing to allowing investors to conduct transactions and receive financial advice over the Internet, we have been committed to building long-term relationships and to helping investors achieve their dreams.

In a very real sense, investors put their future in our hands. With so much at stake, our work continues to be guided by one central belief, shared by every person at American Century: WE SUCCEED ONLY IF OUR INVESTORS SUCCEED.

[left margin]

[american century logo and text logo (reg.sm)]

P.O. BOX 419385
KANSAS CITY, MISSOURI 64141-6385

WWW.AMERICANCENTURY.COM

INVESTMENT PROFESSIONAL SERVICE REPRESENTATIVES
1-800-345-6488

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-4360

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.


0101                                  American Century Investment Services, Inc.
SH-ANN-24100                       (c)2001 American Century Services Corporation

[front cover]


December 31, 2000

AMERICAN CENTURY
VARIABLE PORTFOLIOS
Annual Report

VP Income & Growth


                                 [american century logo and text logo (reg.sm)]


[inside front cover]


VARIABLE PORTFOLIOS
VP INCOME & GROWTH
-----------------------

[Dalbar Seal]

     American Century' s reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.


Our Message to You
--------------------------------------------------------------------------------
[photo of James E. Stowers, Jr. and James E. Stowers III]
James E. Stowers, Jr., standing, with James E. Stowers III

     The year 2000 marked the end of an unprecedented period in the U.S. stock market. Most of the major stock indexes posted losses for the first time in a decade. In particular, the S&P 500 had its worst return since 1977, ending a string of five consecutive years with a return of 20% or more. The previously buoyant technology sector also ran aground; the tech-heavy Nasdaq Composite Index fell 40% in 2000.

     The root cause of the market's decline was an earnings shortfall caused by a rapidly slowing economy. As we've been saying for 40 years, "money follows earnings," and investors were quick to move their money elsewhere when companies reported disappointing earnings.

     As you read about the past year's market decline in this report, keep this thought in mind --successful long-term investing means not being concerned with what the market is doing today or tomorrow, but believing that its long-term trend is upward.

     Turning to corporate matters, in late December, Chase Manhattan Corp. completed its merger with J.P. Morgan & Co., Inc. (a substantial minority shareholder in American Century Companies, Inc., since 1998). Corporate control of American Century is not affected by this transaction. We look forward to working with J.P. Morgan Chase (as the new enterprise is called) for the benefit of fund shareholders.

     In other corporate news, some American Century executives have assumed important new responsibilities. For example, we chose to share the chairman of the board position and named American Century President William M. Lyons chief executive officer, giving him ultimate management responsibility for the entire company.

     These changes, plus the promotion of some key investment professionals, strengthen the leadership of our investment management area and allow us to pursue additional worthwhile endeavors. For example, Jim Stowers III will focus more on product innovation, working to develop the next generation of portfolio management technologies. However, his first priority will continue to be his active participation on the investment teams responsible for the Ultra and Veedot funds.

     As always, we appreciate your continued confidence in American Century.

Sincerely,
/s/James E. Stowers, Jr.                               /s/James E. Stowers III
James E. Stowers, Jr.                                     James E. Stowers III
Chairman of the Board and Founder                     Co-Chairman of the Board

[right margin]

                Table of Contents
   Report Highlights ......................................................    2
   Market Perspective .....................................................    3
VP INCOME & GROWTH
   Performance Information ................................................    4
   Management Q&A .........................................................    5
   Portfolio at a Glance ..................................................    5
   Top Ten Holdings .......................................................    6
   Top Five Overweights and
      Underweights ........................................................    7
   Schedule of Investments ................................................    8
FINANCIAL STATEMENTS
   Statement of Assets and
      Liabilities .........................................................   13
   Statement of Operations ................................................   14
   Statement of Changes
      in Net Assets .......................................................   15
   Notes to Financial
      Statements ..........................................................   16
   Financial Highlights ...................................................   18
   Independent Auditors'
      Report ..............................................................   19
OTHER INFORMATION
   Background Information
      Investment Philosophy
         and Policies .....................................................   20
      Comparative Indices .................................................   20
      Investment Team
         Leaders ..........................................................   20
   Glossary ...............................................................   21


                                                www.americancentury.com      1


Report Highlights
--------------------------------------------------------------------------------

MARKET PERSPECTIVE

* A stock market reversal occurred in 2000--large-cap and technology stocks posted negative returns, while smaller-company and value shares gained.

* The S&P 500 declined for the first time in a decade, ending a string of five straight years with a return of 20% or more.

* After a strong first quarter, technology and telecommunications stocks fell out of favor as investors questioned their profitability.

* During the second half of the year, the slowing economy led more and more companies to warn of disappointing earnings, sending the major stock indexes into a tailspin.

*  Value stocks outperformed growth shares for the first time since 1993.

FUND PERFORMANCE

* VP Income & Growth's return in 2000 (see the table at left) trailed the -9% return of its benchmark index, the S&P 500.

* The narrow, technology-dominated performance of the market early in the year, as well as poor stock selection in certain industries, contributed to the portfolio's underperformance versus the S&P 500.

FUND STRATEGY

* VP Income & Growth's stock selection was weakest among banks and computer hardware stocks; the portfolio's stock picks were strongest in the electrical equipment, telephone, and defense/aerospace industries.

* The portfolio's technology holdings were the biggest negative contributors to fund performance, although the fund was underweight technology during the last half of the year.

* The best performers in the portfolio included defensive stocks, such as utilities, healthcare, and consumer staples.

OUTLOOK

* The slowing economy is dampening earnings growth; earnings for the companies in the S&P 500 are expected to grow by only 5% in 2001.

* The good news is that the Federal Reserve cut interest rates in early January and appears ready to lower them further to prevent a recession.

[left margin]

               VP INCOME & GROWTH
   TOTAL RETURNS:            AS OF 12/31/00
      6 Months                       -7.30%*
      1 Year                        -10.62%
   INCEPTION DATE:                 10/30/97
   NET ASSETS:               $648.1 million

* Not annualized.

See Total Returns on page 4.
Investment terms are defined in the Glossary on pages 21-22.


2      1-800-345-6488


Market Perspective from Mark Mallon
--------------------------------------------------------------------------------
[photo of Mark Mallon]

Mark Mallon, head of growth and income equity, specialty, and asset allocation funds at American Century

OVERVIEW

     In the year 2000, the stock market turned itself inside out and upside down. Large-cap and technology stocks went from market leaders to falling stars, while sectors of the market that were underappreciated in recent years--small- and mid-cap stocks, value shares-- experienced a revival (see the table at right).

BEFORE AND AFTER

     What happened? After the dramatic rise of the major stock indexes in the late '90s, expectations grew unreasonably high, and investors got a harsh reminder that earnings matter.

     The turning point was March 10. Prior to that date, 2000 looked more like 1999--TMT stocks (companies in the technology, media, and telecommunications industries) continued to dominate the market. The only change was a rotation away from large-cap stocks as investors sought more attractive growth opportunities among the shares of smaller companies.

     But on March 10, the day the tech-heavy Nasdaq Composite Index hit its all-time high, market sentiment changed abruptly. Doubts about sustainability and profitability in the New Economy led investors to take a harder look at the long-term business plans of their technology investments. This sparked a sharp downturn in many TMT stocks.

     Another big factor was the U.S. economy, which began to show signs of slowing after more than nine years of steady expansion. Six interest rate increases by the Federal Reserve, combined with skyrocketing energy costs, created a formidable headwind for the economy and threatened corporate earnings growth.

IT'S ALL ABOUT THE EARNINGS

     After a volatile summer, the market took a turn for the worse in September, when more and more companies began issuing profit warnings. Many firms pointed to slower economic growth, both in the U.S. and abroad, as the reason they would be unable to meet earnings and revenue expectations.

     As investors lowered their earnings outlook, the major stock indexes declined throughout the last four months of the year. The most severe declines occurred in the technology sector--by the end of the year, the Nasdaq had fallen more than 50% from its record high in March.

TRUE VALUE

     While technology and other large growth stocks came crashing back to earth, value stocks--which include "defensive" industries such as utilities, consumer staples, and healthcare--posted healthy returns. Value stocks outperformed growth for the first time since 1993.

     Small- and mid-cap stocks also performed well after lagging large-cap shares in 1998 and 1999. In addition to more attractive valuations, small- and mid-cap stocks experienced faster earnings growth than larger firms.

[right margin]

"EXPECTATIONS GREW UNREASONABLY HIGH, AND INVESTORS GOT A HARSH REMINDER THAT EARNINGS MATTER."

STOCK MARKET RETURNS
FOR THE YEAR ENDED DECEMBER 31, 2000

S&P 500                   -9.10%
   Value                   6.08%
   Growth                -22.08%

S&P MIDCAP 400            17.51%
   Value                  27.84%
   Growth                  9.16%

S&P SMALLCAP 600          11.80%
   Value                  20.86%
   Growth                  0.57%

NASDAQ COMPOSITE         -39.18%

The S&P indices represent the performance of large-, medium-, and small-capitalization stocks. The Value and Growth indices refer to the corresponding S&P/BARRA indices defined on page 20.

[line graph - data below]

STOCK MARKET PERFORMANCE (GROWTH OF $1.00)
FOR THE YEAR ENDED DECEMBER 31, 2000

                    S&P 500          S&P MidCap 400      S&P SmallCap 600
12/31/1999           $1.00               $1.00               $1.00
1/31/2000            $0.95               $0.97               $0.97
2/29/2000            $0.93               $1.04               $1.10
3/31/2000            $1.02               $1.13               $1.06
4/30/2000            $0.99               $1.09               $1.04
5/31/2000            $0.97               $1.07               $1.01
6/30/2000            $1.00               $1.09               $1.07
7/31/2000            $0.98               $1.11               $1.04
8/31/2000            $1.04               $1.23               $1.14
9/30/2000            $0.99               $1.22               $1.10
10/31/2000           $0.98               $1.18               $1.11
11/30/2000           $0.90               $1.09               $1.00
12/31/2000           $0.91               $1.18               $1.12

Source: Lipper Inc.


                                                www.americancentury.com      3


VP Income & Growth--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF DECEMBER 31, 2000

                             VP INCOME & GROWTH         S&P 500
================================================================================
6 MONTHS(1)                         -7.30%               -8.72%
1 YEAR                             -10.62%               -9.10%
================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS                             10.22%               12.26%
LIFE OF FUND                        12.28%               14.21%

The fund's inception date was 10/30/97.

(1)  Returns for periods less than one year are not annualized.

See pages 20-21 for information about returns and the comparative index.

The performance information presented does not include charges and deductions imposed by the insurance company separate account under the variable annuity or variable life insurance contracts. The inclusion of such charges could significantly lower performance. Please refer to the separate account prospectus for a discussion of the charges related to the insurance contracts.

[mountain graph - data below]

GROWTH OF $10,000 OVER LIFE OF FUND
Value on 12/31/00
S&P 500              $15,237
VP Income & Growth   $14,427

                VP Income & Growth      S&P 500
DATE                  VALUE              VALUE
10/30/1997           $10,000            $10,000
12/31/1997           $10,780            $10,771
3/31/1998            $12,402            $12,274
6/30/1998            $12,663            $12,679
9/30/1998            $11,238            $11,417
12/31/1998           $13,676            $13,849
3/31/1999            $13,941            $14,540
6/30/1999            $15,010            $15,564
9/30/1999            $14,183            $14,592
12/31/1999           $16,141            $16,764
3/31/2000            $16,233            $17,148
6/30/2000            $15,562            $16,692
9/30/2000            $15,522            $16,530
12/31/2000           $14,427            $15,237

$10,000 investment made 10/30/97

The graph at left shows the growth of a $10,000 investment over the life of the fund, while the graph below shows the fund's year-by-year performance. The S&P 500 is provided for comparison in each graph. VP Income & Growth's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the returns of the index do not. Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

[bar graph - data below]

ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDED DECEMBER 31)

               VP Income & Growth       S&P 500
DATE                RETURN               RETURN
12/31/97*            7.80%                7.71%
12/31/98            26.87%               28.58%
12/31/99            18.02%               21.04%
12/31/00           -10.62%               -9.10%

* From 10/30/97 (the fund's inception date) to 12/31/97.


4      1-800-345-6488


VP Income & Growth--Q&A
--------------------------------------------------------------------------------
[photo of John Schniedwind]   [photo of Kurt Borgwardt]

     An interview with John Schniedwind and Kurt Borgwardt, portfolio managers on the VP Income & Growth fund investment team.

HOW DID VP INCOME & GROWTH PERFORM  IN 2000?

     The portfolio's performance mirrored the negative returns posted by large-cap stocks in general. VP Income & Growth returned -10.62% for the year, compared with the -9.10% return of its performance benchmark, the S&P 500.

     The market environment in 2000 was a challenging one to navigate, but in a different way than the previous couple of years.

CAN YOU ELABORATE ON THE CHALLENGES THE PORTFOLIO FACED?

     Market leadership in 1998 and '99--as well as the first three months of 2000-- was very narrow, with a few large, technology-oriented stocks responsible for most of the gain in the S&P 500.

     VP Income & Growth is broadly diversified with a tilt toward value, characteristics that made it hard to keep pace with the S&P 500's narrow, growth-dominated performance. Only in the last nine months of 2000 did the market begin to broaden out and reward value-oriented stocks, and VP Income & Growth beat the index during that period.

BUT FOR ALL OF 2000, VALUE STOCKS OUTPERFORMED GROWTH BY A WIDE MARGIN. WHY DIDN'T VP INCOME & GROWTH'S VALUE TILT ENABLE IT TO BEAT THE S&P 500?

     First, it's worth noting that although the portfolio has a value "tilt," there is also a growth element built into our stock selection process. The composite computer model we use to help us pick stocks for the portfolio is fairly balanced, incorporating both growth and value measures.

     Although value outperformed growth for the entire year, there was a great deal of volatility between the two styles during the first half of the year. For example, the S&P/BARRA Growth Index outperformed the Value Index by about eight percentage points in February and 12 percentage points in June, while the Value Index won out by about five percentage points in April and May.

     These extreme shifts in market sentiment didn't play to the strengths of our stock selection process. In contrast, the second half of the year, when value stocks consistently outperformed growth, was a more successful period for the portfolio.

LOOKING AT THE PORTFOLIO, WHERE DID YOUR STOCK SELECTION PROCESS RUN INTO THE BIGGEST HURDLES?

     The most prominent places where our stock selection didn't work out were banks and computer hardware stocks. In general, VP Income & Growth's financial holdings performed pretty well, gaining more than 15% as a group, but the fund's banking stocks significantly underperformed those in the S&P 500.

[right margin]

"THE PORTFOLIO'S PERFORMANCE MIRRORED THE NEGATIVE RETURNS POSTED BY LARGE-CAP STOCKS IN GENERAL."

PORTFOLIO AT A GLANCE
                            12/31/00      12/31/99
NO. OF COMPANIES              257           279
P/E RATIO                    26.0          34.5
PORTFOLIO TURNOVER            58%           50%

Investment terms are defined in the Glossary on pages 21-22.


                                                www.americancentury.com      5


VP Income & Growth--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

     Favorable overweights in top holding Citigroup (+24% for the year) and Fleet Boston (+12%) were not enough to off set overweights in Bank of America (-5%), UnionBanCal (-37%), and Chase Manhattan (-10%), now known as JP Morgan Chase after a recent merger. These stocks were hit by concerns about rising loan write-offs and weakening credit quality.

     Among computer hardware stocks, the most noteworthy examples were Apple Computer and Adaptec. We were overweight Apple (-71%) for much of the year because of its healthy earnings, but poor sales of its new iMac computer led to a substantial earnings shortfall in September. We subsequently sold all of our Apple holdings. Adaptec (-80%) was another overweight that posted unexpectedly weak earnings at mid-year, and we sold our remaining holdings in July.

2000 WAS A TOUGH YEAR FOR TECHNOLOGY STOCKS. HOW DID THE REST OF VP INCOME & GROWTH'S HOLDINGS IN THIS SECTOR PERFORM?

     Not well, as you might expect. The portfolio's technology stocks were down about 40% as a group. Although Internet stocks took the biggest hit, few of the fund's tech holdings emerged unscathed.

     Software giant Microsoft (-63%), battling with anti-trust violations, was the portfolio's largest single negative contributor, and other blue-chip names such as Intel (-27%) and Cisco Systems (-29%) also had a significant negative impact.

     When one sector of the market suffers across the board like technology did in 2000, you can only hope to minimize the damage. And that was the silver lining for the portfolio--it was underweight technology relative to the S&P 500, especially during the last half of the year. So VP Income & Growth's technology exposure actually held up better than that of the S&P 500.

     We also made some good picks among electrical equipment stocks. For example, we were underweight two of the biggest telecom component makers, Lucent (-81%) and Motorola (-59%); most importantly, we were completely out of them during the last four months of the year. In addition, we were overweight two strong performers, Scientific-Atlanta (+17%) and Comverse Technology (+50%).

WHERE ELSE WAS YOUR STOCK SELECTION SUCCESSFUL IN 2000?

     One area was the defense and aerospace industry. This was one of the best-performing parts of the portfolio, mainly because of overweights in Boeing (+61%) and Northrop Grumman (+57%).

     But our best stock-picking relative to the S&P 500 occurred in one of the worst-performing areas of the market--the telecommunications sector. These stocks are very intertwined with the technology sector, and their performance reflected that relationship. The fund's telephone holdings were down more than 30%, but the S&P 500's telephone stocks fell more than 40%.

     We limited our exposure to the long-distance providers, including AT&T (-65%), MCI WorldCom (-74%), Sprint (-69%), and Global Crossing (-71%), the last of which we avoided completely. Long-distance companies struggled with increased competition and a lack of pricing power.

     In contrast, we were overweight the stocks of local service companies, such as SBC Communications (+1%) and BellSouth (-11%), which held up better. With literally a direct connection to their customers, these companies have a competitive advantage over the long-distance players.

[left margin]

"THE LARGE PHARMACEUTICAL STOCKS--INCLUDING FUND OVERWEIGHTS PFIZER AND MERCK--WERE POPULAR AS A SAFE HAVEN FROM THE TECHNOLOGY DOWNDRAFT."

TOP TEN HOLDINGS
                           % OF FUND INVESTMENTS
                             AS OF        AS OF
                           12/31/00      6/30/00
CITIGROUP INC.               3.4%         2.4%
GENERAL ELECTRIC CO.
   (U.S.)                    3.2%         4.2%
PFIZER, INC.                 3.0%         3.2%
MERCK & CO., INC.            2.4%         1.7%
EXXON MOBIL CORP.            2.2%         1.6%
CISCO SYSTEMS INC.           2.0%         3.3%
JOHNSON & JOHNSON            2.0%         1.7%
MICROSOFT CORP.              1.7%         2.9%
BOEING CO.                   1.6%         0.6%
SBC COMMUNICATIONS
   INC.                      1.5%         1.2%


6           1-800-345-6488


VP Income & Growth--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

IF TELEPHONE AND TECHNOLOGY WERE THE WORST AREAS FOR PERFORMANCE, WHAT WERE SOME OF THE BEST?

     Defensive stocks--industries that tend to be immune to the ups and downs of the economy--were the place to be. Not only did they hold up well as the economy slowed, but they were also undervalued after being largely ignored in 1998 and 1999.

     Looking at the portfolio, the best example was utilities stocks, which returned better than 50% as a group. In particular, electric utilities benefited from strong demand and growing profit margins. With demand for electricity outstripping supply, companies that generated and sold power were in a better competitive position than those that needed to buy power. We built overweight positions in power generation firms such as Reliant Energy (+99%) and Calpine (+182%).

     Healthcare was also a good sector for the portfolio. The large pharmaceutical stocks--including fund overweights Pfizer (+43%), Merck (+42%), and Schering-Plough (+36%)--were popular as a safe haven from the technology downdraft. Medical providers also had a great year; our best overweight was Oxford Health Plans (+211%), a regional provider of health benefit plans that repeatedly produced surprisingly strong earnings.

     Another favorable defensive area was consumer staples--retail products that are constantly in demand. Our food & beverage stocks were especially good. For example, we were overweight in Quaker Oats (+51%) throughout the year because of the company's strong brands and attractive share price. Quaker was eventually acquired by PepsiCo (+42%), another good performer.

LOOKING AHEAD, WHAT DO YOU SEE IN STORE FOR THE U.S. STOCK MARKET IN 2001?

     Six months ago, we said that the stock market's performance would be dependent on the Federal Reserve's ability to bring about a "soft landing" for the economy. The jury's still out on how successful the Fed has been, but corporate earnings are reflecting the strain of an economic slowdown.

     Earnings expectations are growing more pessimistic--profits for the companies in the S&P 500 grew by more than 25% in 1999 and an estimated 12-15% in 2000, but earnings growth in 2001 is expected to be closer to 5%.

     The good news is that the Fed lowered short-term interest rates in early January to boost the flagging economy, and it remains poised to cut rates further if necessary. That could mean better market conditions in the second half of 2001.

     Given the degree of uncertainty in the market, though, we wouldn't be surprised to see continued volatility, especially in the technology sector.

[right margin]

"THE GOOD NEWS IS THAT THE FED LOWERED SHORT-TERM INTEREST RATES IN EARLY JANUARY TO BOOST THE FLAGGING ECONOMY."

FIVE LARGEST OVERWEIGHTS
COMPARED WITH THE S&P 500 (AS OF 12/31/00)
                            % OF       % OF
                           FUND'S       S&P
                           STOCKS       500
CITIGROUP INC.              3.45%      2.19%
OCCIDENTAL PETROLEUM
   CORP.                    1.29%      0.08%
KERR-MCGEE CORP.            1.26%      0.05%
FLEET BOSTON FINANCIAL
   CORP.                    1.48%      0.29%
BOEING CO.                  1.61%      0.50%

FIVE LARGEST UNDERWEIGHTS
COMPARED WITH THE S&P 500 (AS OF 12/31/00)
                            % OF       % OF
                           FUND'S       S&P
                           STOCKS       500
AMERICAN
   INTERNATIONAL GROUP      0.40%      1.96%
COCA-COLA CO.               0.04%      1.29%
WAL-MART STORES             1.13%      2.03%
GENERAL ELECTRIC CO.        3.27%      4.06%
AMERICAN HOME
   PRODUCTS CORP.            0%        0.71%


                                               www.americancentury.com      7


VP Income & Growth--Schedule of Investments
--------------------------------------------------------------------------------

DECEMBER 31, 2000

Shares                                                                 Value
--------------------------------------------------------------------------------
COMMON STOCKS -- 96.3%
AIRLINES -- 0.1%
                    7,300  AMR Corp.(1)                            $    286,069
                    5,800  Delta Air Lines Inc.                         291,087
                                                                   ------------
                                                                        577,156
                                                                   ------------
ALCOHOL -- 0.1%
                   11,100  Anheuser-Busch Companies, Inc.               505,050
                                                                   ------------
APPAREL & TEXTILES -- 0.3%
                   32,500  Liz Claiborne, Inc.                        1,352,813
                   16,300  Reebok International Ltd.(1)                 445,642
                                                                   ------------
                                                                      1,798,455
                                                                   ------------
BANKS -- 7.4%
                  143,000  Bank of America Corp.                      6,560,125
                   27,400  Bank of New York Co., Inc. (The)           1,512,138
                  434,000  Citigroup Inc.                            22,161,124
                   24,700  City National Corp.                          958,669
                   67,000  First Union Corp.                          1,863,438
                  252,400  Fleet Boston Financial Corp.               9,480,774
                    7,600  Mellon Bank Corp.                            373,825
                   14,900  PNC Bank Corp.                             1,088,631
                    2,100  Provident Financial Group Inc.                78,684
                   49,600  Silicon Valley Bancshares(1)               1,712,750
                    2,400  State Street Corp.                           298,104
                   46,500  UnionBanCal Corp.                          1,118,906
                   30,900  Wells Fargo & Co.                          1,720,744
                                                                   ------------
                                                                     48,927,912
                                                                   ------------
CHEMICALS -- 2.3%
                  104,100  Dow Chemical Co.                           3,812,663
                   48,000  Eastman Chemical Company                   2,340,000
                   35,500  Engelhard Corp.                              723,313
                   24,700  FMC Corp.(1)                               1,770,681
                  137,200  Lyondell Chemical Co.                      2,100,875
                   32,900  Minnesota Mining &
                              Manufacturing Co.                       3,964,449
                                                                   ------------
                                                                     14,711,981
                                                                   ------------
CLOTHING STORES -- 0.4%
                  100,300  Limited, Inc. (The)                        1,711,369
                   20,000  Talbots, Inc.                                912,500
                                                                   ------------
                                                                      2,623,869
                                                                   ------------
COMPUTER HARDWARE &
BUSINESS MACHINES -- 3.9%
                   15,500  Compaq Computer Corp.                        233,275
                   70,000  Dell Computer Corp.(1)                     1,222,813
                   94,399  EMC Corp. (Mass.)(1)                       6,277,534
                    5,000  Emulex Corp.(1)                              399,531
                  120,100  Hewlett-Packard Co.                        3,790,656
                   75,900  International Business Machines
                              Corp.                                   6,451,500

Shares                                                                 Value
--------------------------------------------------------------------------------

                   14,800  Network Appliances, Inc.(1)             $    949,975
                  205,600  Sun Microsystems, Inc.(1)                  5,724,675
                                                                   ------------
                                                                     25,049,959
                                                                   ------------
COMPUTER SOFTWARE -- 3.7%
                   21,600  Adobe Systems Inc.                         1,256,850
                   15,300  Mentor Graphics Corp.(1)                     419,316
                  248,600  Microsoft Corp.(1)                        10,790,793
                  253,900  Oracle Corp.(1)                            7,378,969
                   14,100  Siebel Systems, Inc.(1)                      953,072
                   65,700  Sybase, Inc.(1)                            1,299,628
                   22,400  Symantec Corp.(1)                            745,500
                   14,800  Veritas Software Corp.(1)                  1,295,463
                                                                   ------------
                                                                     24,139,591
                                                                   ------------
CONSTRUCTION & REAL PROPERTY -- 0.4%
                   67,600  Lennar Corp.                               2,450,500
                    9,600  Pulte Corp.                                  405,000
                                                                   ------------
                                                                      2,855,500
                                                                   ------------
CONSUMER DURABLES -- 0.2%
                   62,300  Pier 1 Imports, Inc.                         642,469
                    9,900  Whirlpool Corp.                              472,106
                                                                   ------------
                                                                      1,114,575
                                                                   ------------
DEFENSE/AEROSPACE -- 2.1%
                  156,600  Boeing Co.                                10,335,600
                    4,200  General Dynamics Corp.                       327,600
                   39,500  Northrop Grumman Corp.                     3,278,500
                                                                   ------------
                                                                     13,941,700
                                                                   ------------
DEPARTMENT STORES -- 2.8%
                   65,800  Federated Department Stores,
                              Inc.(1)                                 2,303,000
                   32,300  May Department Stores Co. (The)            1,057,825
                  212,600  Sears, Roebuck & Co.                       7,387,850
                  136,100  Wal-Mart Stores, Inc.                      7,230,313
                                                                   ------------
                                                                     17,978,988
                                                                   ------------
DRUGS -- 8.3%
                    6,600  Allergan, Inc.                               638,963
                    3,500  Amgen Inc.(1)                                223,891
                  104,900  Bristol-Myers Squibb Co.                   7,756,043
                    9,700  Cardinal Health, Inc.                        966,363
                    7,100  Elan Corp., plc ADR(1)                       332,369
                    3,300  Forest Laboratories, Inc. Cl A(1)            438,488
                    6,000  Genentech, Inc.(1)                           489,000
                   24,300  IVAX Corp.(1)                                930,690
                   41,400  Lilly (Eli) & Co.                          3,852,787
                  165,500  Merck & Co., Inc.                         15,494,937
                  417,600  Pfizer, Inc.                              19,209,599
                    9,700  Pharmacia Corp.                              591,700
                   65,800  Schering-Plough Corp.                      3,734,150
                                                                   ------------
                                                                     54,658,980
                                                                   ------------


8      1-800-345-6488                         See Notes to Financial Statements


VP Income & Growth--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
DECEMBER 31, 2000

Shares                                                                 Value
--------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT -- 4.1%
                   10,900  Amphenol Corp. Cl A(1)                  $    427,144
                  340,800  Cisco Systems Inc.(1)                     13,035,599
                    5,700  Comverse Technology, Inc.(1)                 619,341
                   42,000  Corning Inc.                               2,218,125
                   13,100  Digital Lightwave, Inc.(1)                   414,697
                   25,500  JDS Uniphase Corp.(1)                      1,061,438
                   13,200  L-3 Communications Holdings,
                              Inc.(1)                                 1,016,400
                  130,300  Nortel Networks Corp.                      4,177,743
                   32,400  Scientific-Atlanta, Inc.                   1,055,025
                    9,900  Solectron Corp.(1)                           335,610
                   10,800  Technitrol, Inc.                             444,150
                   51,800  Tektronix, Inc.                            1,745,013
                                                                   ------------
                                                                     26,550,285
                                                                   ------------
ELECTRICAL UTILITIES -- 3.9%
                   45,600  ALLETE                                     1,131,450
                   24,600  Ameren Corp.                               1,139,288
                   29,600  Calpine Corp.(1)                           1,333,850
                    6,300  Cinergy Corp.                                221,288
                   32,000  Edison International                         500,000
                   55,400  Entergy Corp.                              2,344,112
                   19,050  Exelon Corp.                               1,337,501
                   32,800  GPU Inc.                                   1,207,450
                   99,300  PG&E Corp.                                 1,985,999
                   11,800  PP&L Resources, Inc.                         533,213
                   30,900  Public Service Enterprise
                              Group Inc.                              1,502,513
                  170,200  Reliant Energy, Inc.                       7,371,787
                   38,968  Sempra Energy                                906,006
                   12,400  Southern Energy Inc.(1)                      351,075
                   59,900  Texas Utilities Co.                        2,654,318
                   18,000  XCEL Energy Inc.                             523,125
                                                                   ------------
                                                                     25,042,975
                                                                   ------------
ENERGY RESERVES & PRODUCTION -- 7.3%
                   39,200  Amerada Hess Corp.                         2,864,050
                   89,700  Chevron Corp.                              7,574,044
                   10,200  Devon Energy Corporation                     621,894
                  167,900  Exxon Mobil Corp.                         14,596,805
                  121,100  Kerr-McGee Corp.                           8,106,131
                  343,100  Occidental Petroleum Corp.                 8,320,175
                   18,600  Phillips Petroleum Co.                     1,057,875
                   76,000  Royal Dutch Petroleum Co. New
                              York Shares                             4,602,750
                   13,200  Williams Companies, Inc. (The)               527,175
                                                                   ------------
                                                                     48,270,899
                                                                   ------------
ENTERTAINMENT -- 1.3%
                  288,400  Disney (Walt) Co.                          8,345,575
                   14,300  Pixar, Inc.(1)                               428,553
                                                                   ------------
                                                                      8,774,128
                                                                   ------------

Shares                                                                 Value
--------------------------------------------------------------------------------
EQUITY REAL ESTATE INVESTMENT
TRUSTS -- 0.2%
                   33,700  CarrAmerica Realty Corp.                $  1,055,231
                    5,500  Spieker Properties, Inc.                     275,688
                                                                   ------------
                                                                      1,330,919
                                                                   ------------
FINANCIAL SERVICES -- 6.3%
                   73,100  AmeriCredit Corp.(1)                       1,991,975
                   38,200  Countrywide Credit Industries, Inc.        1,919,550
                   91,400  Fannie Mae                                 7,928,950
                  437,700  General Electric Co. (U.S.)               20,982,243
                    3,300  Marsh & McLennan Companies,
                              Inc.                                      386,100
                    7,100  MBNA Corp.                                   262,256
                   65,800  Metris Companies Inc.                      1,731,363
                   32,400  MGIC Investment Corp.                      2,184,975
                   68,900  Providian Financial Corp.                  3,961,750
                                                                   ------------
                                                                     41,349,162
                                                                   ------------
FOOD & BEVERAGE -- 3.6%
                  210,285  Archer-Daniels-Midland Co.                 3,154,275
                    4,100  Coca-Cola Company (The)                      249,844
                  239,300  ConAgra, Inc.                              6,221,799
                    8,400  Hormel Foods Corp.                           156,450
                   18,500  Kellogg Co.                                  485,625
                   43,000  Pepsi Bottling Group Inc.                  1,717,313
                   86,200  PepsiCo, Inc.                              4,272,287
                   24,000  Quaker Oats Co. (The)                      2,337,000
                  131,700  Supervalu Inc.                             1,827,338
                   21,200  SYSCO Corp.                                  636,000
                   36,800  Unilever N.V. New York Shares              2,316,100
                                                                   ------------
                                                                     23,374,031
                                                                   ------------
FOREST PRODUCTS & PAPER -- 1.0%
                   18,000  Bowater Inc.                               1,014,750
                   25,900  International Paper Co.                    1,057,044
                  105,500  Westvaco Corp.                             3,079,281
                   28,300  Weyerhaeuser Co.                           1,436,225
                                                                   ------------
                                                                      6,587,300
                                                                   ------------
GAS & WATER UTILITIES -- 0.3%
                   30,900  Keyspan Energy Corp.                       1,309,388
                    8,900  People's Energy Corp.                        398,275
                                                                   ------------
                                                                      1,707,663
                                                                   ------------
GOLD -- 0.1%
                   29,800  Barrick Gold Corp.                           488,124
                                                                   ------------
GROCERY STORES -- 0.4%
                   37,700  Safeway Inc.(1)                            2,356,250
                                                                   ------------
HEAVY ELECTRICAL EQUIPMENT -- 0.8%
                   26,900  C&D Technologies, Inc.                     1,161,744
                   18,400  Cooper Industries, Inc.                      845,250
                   72,100  Dover Corp.                                2,924,556
                    4,400  Eaton Corp.                                  330,825
                                                                   ------------
                                                                      5,262,375
                                                                   ------------


See Notes to Financial Statements                www.americancentury.com      9


VP Income & Growth--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
DECEMBER 31, 2000

Shares                                                                 Value
--------------------------------------------------------------------------------
HEAVY MACHINERY -- 0.1%
                   13,800  Deere & Co.                             $    632,213
                                                                   ------------
HOME PRODUCTS -- 1.2%
                    4,700  Alberto-Culver Company Cl B                  201,219
                   11,700  Avon Products, Inc.                          560,138
                   14,400  Church & Dwight Co., Inc.                    320,400
                   47,400  Clorox Company                             1,682,700
                    9,400  Fortune Brands, Inc.                         282,000
                   38,100  Procter & Gamble Co. (The)                 2,988,468
                   75,300  Tupperware Corp.                           1,538,944
                                                                   ------------
                                                                      7,573,869
                                                                   ------------
HOTELS -- 0.1%
                    3,200  Anchor Gaming(1)                             125,100
                   16,900  Starwood Hotels & Resorts
                              Worldwide, Inc.                           595,725
                                                                   ------------
                                                                        720,825
                                                                   ------------
INDUSTRIAL PARTS -- 0.9%
                   18,500  Caterpillar Inc.                             875,281
                   65,000  ITT Industries, Inc.                       2,518,749
                   62,300  Pall Corp.                                 1,327,769
                   10,100  Parker-Hannifin Corp.                        445,663
                   28,500  Stanley Works (The)                          888,844
                                                                   ------------
                                                                      6,056,306
                                                                   ------------
INDUSTRIAL SERVICES -- 0.1%
                   11,300  Manpower Inc.                                429,400
                                                                   ------------
INFORMATION SERVICES -- 1.7%
                    6,500  Automatic Data Processing, Inc.              411,531
                   60,300  Electronic Data Systems Corp.              3,482,325
                   51,300  First Data Corp.                           2,702,869
                   10,000  Galileo International, Inc.                  200,000
                   15,900  Omnicom Group Inc.                         1,317,713
                    8,200  Paychex, Inc.                                398,981
                    9,600  TMP Worldwide Inc.(1)                        528,600
                   21,700  True North Communications Inc.               922,250
                   56,100  Viad Corp.                                 1,290,300
                                                                   ------------
                                                                     11,254,569
                                                                   ------------
INTERNET -- 0.7%
                  115,800  America Online, Inc.(1)                    4,029,840
                   26,400  Yahoo! Inc.(1)                               792,825
                                                                   ------------
                                                                      4,822,665
                                                                   ------------
INVESTMENT TRUSTS -- 0.8%
                   37,300  Standard and Poor's 500
                              Depositary Receipt                      4,893,294
                                                                   ------------
LEISURE -- 0.3%
                   63,500  Brunswick Corp.                            1,043,781
                   24,900  International Game Technology(1)           1,195,200
                                                                   ------------
                                                                      2,238,981
                                                                   ------------

Shares                                                                 Value
--------------------------------------------------------------------------------
LIFE & HEALTH INSURANCE -- 2.1%
                   60,200  CIGNA Corp.                             $  7,964,460
                   95,200  Lincoln National Corp.                     4,504,150
                   30,400  MetLife, Inc.                              1,064,000
                                                                   ------------
                                                                     13,532,610
                                                                   ------------
MEDIA -- 1.2%
                   79,400  Comcast Corp. Cl A(1)                      3,312,469
                   16,900  Hispanic Broadcasting Corp.(1)               430,950
                   74,700  Time Warner Inc.                           3,902,328
                                                                   ------------
                                                                      7,645,747
                                                                   ------------
MEDICAL PRODUCTS & SUPPLIES -- 2.9%
                   28,900  Bard (C.R.), Inc.                          1,345,656
                   11,200  Bausch & Lomb Inc. Cl A                      452,900
                   30,600  Baxter International, Inc.                 2,702,363
                    8,200  Beckman Coulter Inc.                         343,888
                    9,200  Cytyc Corp.(1)                               575,000
                  123,900  Johnson & Johnson                         13,017,243
                    5,300  PerkinElmer, Inc.                            556,500
                                                                   ------------
                                                                     18,993,550
                                                                   ------------
MEDICAL PROVIDERS & SERVICES -- 0.7%
                   15,000  Health Net Inc.(1)                           392,813
                   51,600  Oxford Health Plans, Inc.(1)               2,039,812
                    9,000  Tenet Healthcare Corp.                       399,938
                   13,900  Wellpoint Health Networks Inc.(1)          1,601,975
                                                                   ------------
                                                                      4,434,538
                                                                   ------------
MINING & METALS -- 0.4%
                   33,900  Alcan Aluminium Ltd.                       1,158,956
                   29,300  Ball Corporation                           1,349,632
                                                                   ------------
                                                                      2,508,588
                                                                   ------------
MOTOR VEHICLES & PARTS -- 1.3%
                  173,213  Ford Motor Co.                             4,059,679
                   72,200  General Motors Corp.                       3,677,688
                    5,700  Johnson Controls, Inc.                       296,400
                    7,900  PACCAR Inc.                                  389,322
                                                                   ------------
                                                                      8,423,089
                                                                   ------------
MULTI-INDUSTRY -- 1.5%
                  171,800  Tyco International Ltd.                    9,534,900
                                                                   ------------
OIL REFINING -- 1.0%
                  147,900  Ultramar Diamond Shamrock Corp.            4,566,412
                   45,700  Valero Energy Corp.                        1,699,469
                                                                   ------------
                                                                      6,265,881
                                                                   ------------
OIL SERVICES -- 1.0%
                   27,400  Baker Hughes Inc.                          1,138,813
                   21,800  BJ Services Co.(1)                         1,501,475
                   26,900  Noble Drilling Corp.(1)                    1,168,469
                   38,100  Smith International, Inc.(1)               2,840,831
                                                                   ------------
                                                                      6,649,588
                                                                   ------------


10      1-800-345-6488                        See Notes to Financial Statements


VP Income & Growth--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
DECEMBER 31, 2000

Shares                                                                 Value
--------------------------------------------------------------------------------
PROPERTY & CASUALTY INSURANCE -- 2.7%
                   26,100  American International Group, Inc.      $  2,572,481
                   12,700  Gallagher (Arthur J.) & Co.                  808,038
                    5,100  Hartford Financial Services Group
                              Inc. (The)                                360,188
                   54,400  Loews Corp.                                5,633,799
                   80,000  Old Republic International Corp.           2,560,000
                   41,100  PMI Group, Inc. (The)                      2,781,956
                   35,100  Radian Group Inc.                          2,634,694
                                                                   ------------
                                                                     17,351,156
                                                                   ------------
PUBLISHING -- 0.7%
                   60,000  Deluxe Corp.                               1,516,200
                   11,600  Dow Jones & Co., Inc.                        656,850
                   24,900  Gannett Co., Inc.                          1,570,256
                   12,100  Knight-Ridder, Inc.                          688,188
                                                                   ------------
                                                                      4,431,494
                                                                   ------------
RAILROADS -- 0.2%
                   19,400  Burlington Northern Santa Fe
                              Corp.                                     549,263
                    9,500  Union Pacific Corp.                          482,125
                                                                   ------------
                                                                      1,031,388
                                                                   ------------
RESTAURANTS -- 0.5%
                   13,100  Brinker International, Inc.(1)               553,475
                   78,200  Darden Restaurants, Inc.                   1,788,825
                   29,900  Tricon Global Restaurants, Inc.(1)           986,700
                                                                   ------------
                                                                      3,329,000
                                                                   ------------
SECURITIES & ASSET MANAGEMENT -- 2.0%
                   13,100  Bear Stearns Companies Inc. (The)            664,006
                    5,500  Goldman Sachs Group, Inc. (The)              588,156
                   56,800  Lehman Brothers Holdings Inc.              3,841,100
                   45,400  Merrill Lynch & Co., Inc.                  3,095,713
                   62,700  Morgan Stanley Dean Witter & Co.           4,968,975
                                                                   ------------
                                                                     13,157,950
                                                                   ------------
SEMICONDUCTOR -- 2.6%
                   39,200  Analog Devices, Inc.(1)                    2,006,549
                   16,000  Arrow Electronics, Inc.(1)                   458,000
                   30,200  Atmel Corp.(1)                               352,019
                   15,700  Avnet Inc.                                   337,550
                    8,900  Integrated Device Technology,
                              Inc.(1)                                   293,422
                  273,000  Intel Corp.                                8,207,062
                   15,200  International Rectifier Corp.(1)             456,000
                   29,200  Linear Technology Corp.                    1,349,588
                   14,300  Micron Technology, Inc.(1)                   507,650
                    6,800  NVIDIA Corp.(1)                              223,550
                    7,300  SDL, Inc.(1)                               1,082,909
                   15,100  Texas Instruments Inc.                       715,363
                   22,500  TriQuint Semiconductor, Inc.(1)              983,672
                                                                   ------------
                                                                     16,973,334
                                                                   ------------

Shares                                                                 Value
--------------------------------------------------------------------------------
SPECIALTY STORES -- 1.0%
                   25,500  Best Buy Co., Inc.(1)                   $    753,844
                    3,400  CVS Corp.                                    203,788
                    3,100  Fastenal Company                             170,016
                   31,946  Home Depot, Inc.                           1,459,532
                   20,200  Lowe's Companies, Inc.                       898,900
                   18,900  Michaels Stores, Inc.(1)                     500,259
                   37,800  Tiffany & Co.                              1,195,425
                   42,200  Zale Corp.(1)                              1,226,438
                                                                   ------------
                                                                      6,408,202
                                                                   ------------
TELEPHONE -- 5.3%
                  229,600  AT&T Corp.                                 3,974,950
                  178,300  BellSouth Corp.                            7,299,156
                   18,800  Dycom Industries, Inc.(1)                    675,625
                   79,600  Qwest Communications
                              International Inc.(1)                   3,263,600
                  209,700  SBC Communications Inc.                   10,013,174
                  159,300  Verizon Communications                     7,984,912
                   63,400  WorldCom, Inc.(1)                            891,563
                                                                   ------------
                                                                     34,102,980
                                                                   ------------
THRIFTS -- 0.4%
                   60,800  GreenPoint Financial Corp.                 2,489,000
                                                                   ------------
TOBACCO -- 0.8%
                  113,700  Philip Morris Companies Inc.               5,002,800
                    7,800  R.J. Reynolds Tobacco Holdings,
                              Inc.                                      380,250
                                                                   ------------
                                                                      5,383,050
                                                                   ------------
TRUCKING, SHIPPING & AIR FREIGHT -- 0.1%
                    8,200  FedEx Corporation(1)                         327,672
                    3,300  United Parcel Service, Inc. Cl B             194,081
                                                                   ------------
                                                                        521,753
                                                                   ------------
WIRELESS TELECOMMUNICATIONS -- 0.7%
                   21,400  AT&T Wireless Group(1)                       370,488
                   37,500  Nextel Communications, Inc.(1)               926,953
                   35,200  QUALCOMM Inc.(1)                           2,891,900
                    5,500  Telephone & Data Systems, Inc.               495,000
                                                                   ------------
                                                                      4,684,341
                                                                   ------------
TOTAL COMMON STOCKS                                                 626,452,088
                                                                   ------------
   (Cost $587,760,224)

EQUITY-LINKED DEBT SECURITIES -- 0.1%
SECURITIES & ASSET MANAGEMENT
                    6,793  Morgan Stanley Group, 8.00%,
                              4/30/02, EMC Corp. (Mass.),
                              PERQS                                     163,032
                   30,216  Morgan Stanley Group, 6.00%,
                              5/30/02, Home Depot, Inc.,
                              PERQS                                     330,488
                                                                   ------------
TOTAL EQUITY-LINKED DEBT SECURITIES                                     493,520
                                                                   ------------
   (Cost $575,830)


See Notes to Financial Statements               www.americancentury.com      11


VP Income & Growth--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
DECEMBER 31, 2000

Shares                                                                 Value
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS -- 3.6%*
   Repurchase Agreement, State Street Corp.,
    (U.S. Treasury obligations), in a joint trading
    account at 5.95%, dated 12/29/00, due
    1/2/01 (Delivery value $23,515,536)                            $ 23,500,000
                                                                   ------------
   (Cost $23,500,000)

TOTAL INVESTMENT SECURITIES -- 100.0%                              $650,445,608
                                                                   ============
   (Cost $611,836,054)

FUTURES CONTRACTS
                       Expiration         Underlying Face         Unrealized
      Purchased           Date            Amount at Value            Loss
--------------------------------------------------------------------------------
     47 S&P 500           March
       Futures            2001              $15,627,500           $(547,878)
                                        ========================================

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt

PERQS = Performance Equity-Linked Redemption Quarterly-Pay Securities

(1) Non-income producing.

* Futures contracts typically are based on a stock index, such as the S&P 500, and tend to track the performance of the index while remaining very liquid (easy to buy and sell). By investing its cash assets in index futures, the fund can have full exposure to stocks and have easy access to the money. Temporary cash investments, less the required reserves for futures contracts, are 1.2%.


12      1-800-345-6488                        See Notes to Financial Statements


Statement of Assets and Liabilities
--------------------------------------------------------------------------------

This statement breaks down the fund's ASSETS (such as securities, cash, and other receivables) and LIABILITIES (money owed for securities purchased, management fees, and other payables) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's NET ASSETS. The net assets divided by shares outstanding is the share price, or NET ASSET VALUE PER SHARE. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

DECEMBER 31, 2000

ASSETS
Investment securities, at value
  (identified cost of $611,836,054)
  (Note 3) ...............................................        $ 650,445,608
Cash .....................................................              348,799
Receivable for investments sold ..........................            4,574,657
Receivable for variation margin
  on futures contracts ...................................              340,750
Dividends and interest receivable ........................              855,723
                                                                  -------------
                                                                    656,565,537
                                                                  -------------

LIABILITIES
Payable for investments purchased ........................            8,064,011
Accrued management fees (Note 2) .........................              379,985
Payable for directors' fees and expenses .................                  463
Accrued expenses and other liabilities ...................                  751
                                                                  -------------
                                                                      8,445,210
                                                                  -------------
Net Assets ...............................................        $ 648,120,327
                                                                  =============

CAPITAL SHARES, $0.01 PAR VALUE
Authorized ...............................................          200,000,000
                                                                  =============
Outstanding ..............................................           91,097,148
                                                                  =============

Net Asset Value Per Share ................................        $        7.11
                                                                  =============

NET ASSETS CONSIST OF:
Capital (par value and paid-in surplus) ..................        $ 656,147,688
Undistributed net investment income ......................            5,498,948
Accumulated net realized loss on
  investment transactions ................................          (51,587,985)
Net unrealized appreciation on
  investments (Note 3) ...................................           38,061,676
                                                                  -------------
                                                                  $ 648,120,327
                                                                  =============


See Notes to Financial Statements              www.americancentury.com      13


Statement of Operations
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed during the reporting period as a result of the fund's operations. In other words, it shows how much money the fund made or lost as a result of dividend and interest income, fees and expenses, and investment gains or losses.

YEAR ENDED DECEMBER 31, 2000

INVESTMENT INCOME
Income:
Dividends (net of foreign taxes
   withheld of $21,218) .....................................      $  8,378,064
Interest ....................................................         1,287,064
                                                                   ------------
                                                                      9,665,128
                                                                   ------------

Expenses (Note 2):
Management fees .............................................         4,143,206
Directors' fees and expenses ................................             3,625
                                                                   ------------
                                                                      4,146,831
                                                                   ------------
Net investment income .......................................         5,518,297
                                                                   ------------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS (NOTE 3)
Net realized loss on investments ............................       (41,583,602)
Change in net unrealized
  appreciation on investments ...............................       (30,409,972)
                                                                   ------------

Net realized and unrealized
  loss on investments .......................................       (71,993,574)
                                                                   ------------

Net Decrease in Net Assets
  Resulting from Operations .................................      $(66,475,277)
                                                                   ============


14      1-800-345-6488                        See Notes to Financial Statements


Statement of Changes in Net Assets
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of operations (as detailed on the previous page for the most recent period), income and capital gain distributions, and shareholder investments and redemptions.

YEARS ENDED DECEMBER 31, 2000 AND DECEMBER 31, 1999

Increase in Net Assets                                2000             1999

OPERATIONS
Net investment income ......................    $   5,518,297     $   2,869,694
Net realized loss on investments ...........      (41,583,602)       (8,621,094)
Change in net unrealized
  appreciation on investments ..............      (30,409,972)       57,270,882
                                                -------------     -------------
Net increase (decrease) in net
  assets resulting from operations .........      (66,475,277)       51,519,482
                                                -------------     -------------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income .................       (2,863,112)          (33,729)
                                                -------------     -------------

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold ..................      844,124,044       351,738,457
Proceeds from reinvestment
  of distributions .........................        2,863,112            33,729
Payments for shares redeemed ...............     (588,638,882)      (53,773,369)
                                                -------------     -------------
Net increase in net assets
  from capital share transactions ..........      258,348,274       297,998,817
                                                -------------     -------------

Net increase in net assets .................      189,009,885       349,484,570

NET ASSETS
Beginning of period ........................      459,110,442       109,625,872
                                                -------------     -------------
End of period ..............................    $ 648,120,327     $ 459,110,442
                                                =============     =============
Undistributed net investment income ........    $   5,498,948     $   2,856,827
                                                =============     =============

TRANSACTIONS IN SHARES OF THE FUND
Sold .......................................      110,134,861        48,627,922
Issued in reinvestment of distributions ....          384,310             4,853
Redeemed ...................................      (76,822,654)       (7,390,601)
                                                -------------     -------------
Net increase ...............................       33,696,517        41,242,174
                                                =============     =============


See Notes to Financial Statements              www.americancentury.com      15


Notes to Financial Statements
--------------------------------------------------------------------------------

DECEMBER 31, 2000

--------------------------------------------------------------------------------
1.  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century Variable Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. VP Income & Growth Fund (the fund) is one of the ten series of funds issued by the corporation. The fund is diversified under the 1940 Act. The fund's investment objective is dividend growth, current income and capital appreciation through investment in common stocks. The following significant accounting policies are in accordance with accounting principles generally accepted in the United States of America; these policies may require the use of estimates by fund management.

    SECURITY VALUATIONS -- Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

    SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME -- Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    FUTURES CONTRACTS -- The fund may enter into stock index futures contracts in order to manage the fund's exposure to changes in market conditions. One of the risks of entering into futures contracts is the possibility that the changes in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by the fund. The variation margin is equal to the daily change in the contract value and is recorded as an unrealized gain or loss. The fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on investments and unrealized appreciation (depreciation) on investments, respectively.

    REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that the fund's investment manager, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

    JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

    INCOME TAX STATUS -- It is the fund's policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains are expected to be declared and paid annually.

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

    At December 31, 2000, the fund had accumulated net realized capital loss carryovers for federal income tax purposes of $30,612,503 (expiring in 2006 through 2008) which may be used to offset future taxable gains.

    For the two-month period ended December 31, 2000, the fund incurred net capital losses of $12,826,345. The fund has elected to treat such losses as having been incurred in the following fiscal year.


16      1-800-345-6488


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

DECEMBER 31, 2000

--------------------------------------------------------------------------------
2.  TRANSACTIONS WITH RELATED PARTIES

    The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified fee. The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly based on the fund's average daily closing net assets during the previous month. The annual management fee for the fund is 0.70%.

    The fund may invest in a J.P. Morgan Flemings Asset Management (JPM) money market fund for temporary purposes. JPM is a wholly owned subsidiary of J.P. Morgan Chase & Co., an equity investor in American Century Companies, Inc.

    Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the corporation's investment manager, ACIM, the distributor of the corporation, American Century Investment Services, Inc., and the corporation's transfer agent, American Century Services Corporation.

--------------------------------------------------------------------------------
3.  INVESTMENT TRANSACTIONS

    Purchases and sales of investment securities, excluding short-term investments, for the year ended December 31, 2000, were $590,424,767 and $330,571,427, respectively.

    As of December 31, 2000, accumulated net unrealized appreciation was $29,912,539, based on the aggregate cost of investments for federal income tax purposes of $620,533,069, which consisted of unrealized appreciation of $85,556,645 and unrealized depreciation of $55,644,106.

--------------------------------------------------------------------------------
4. BANK LOANS

    The fund, along with certain other funds managed by ACIM, has entered into an unsecured $620,000,000 bank line of credit agreement with J.P. Morgan Chase & Co. Effective December 19, 2000, the bank line of credit was renewed at $520,000,000. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The fund did not borrow from the line during the year ended December 31, 2000.


                                                www.americancentury.com      17


VP Income & Growth--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the fund is not five years old). It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net investment income as a percentage of average net assets), EXPENSE RATIO (operating expenses as a percentage of average net assets), and PORTFOLIO TURNOVER (a gauge of the fund's trading activity).

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED DECEMBER 31 (EXCEPT AS NOTED)

                                        2000       1999       1998       1997(1)
PER-SHARE DATA
Net Asset Value,
  Beginning of Period ................ $8.00       $6.78      $5.39       $5.00
                                      --------   --------   ---------   --------
Income From Investment Operations
  Net Investment Income ..............  0.05      0.08(2)     0.03        0.02
  Net Realized and Unrealized Gain
  (Loss) on Investment Transactions .. (0.90)      1.14       1.41        0.37
                                      --------   --------   ---------   --------
  Total From Investment Operations ... (0.85)      1.22       1.44        0.39
                                      --------   --------   ---------   --------
Distributions
  From Net Investment Income ......... (0.04)      --(3)     (0.04)        --
  From Net Realized Gains on
  Investment Transactions ............   --         --       (0.01)        --
                                      --------   --------   ---------   --------
  Total Distributions ................ (0.04)      --(3)     (0.05)        --
                                      --------   --------   ---------   --------
Net Asset Value, End of Period ....... $7.11       $8.00      $6.78       $5.39
                                      ========   ========   =========   ========
  Total Return(4) ....................(10.62)%    18.02%     26.87%       7.80%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ..............  0.70%      0.70%      0.70%     0.70%(5)
Ratio of Net Investment Income
  to Average Net Assets ..............  0.93%      1.09%      1.43%     1.94%(5)
Portfolio Turnover Rate ..............   58%        50%        55%         10%
Net Assets, End of Period
  (in thousands) .....................$648,120   $459,110   $109,626     $1,230

(1)  October 30, 1997 (inception) through December 31, 1997.

(2)  Computed using average shares outstanding throughout the period.

(3)  Per-share amount was less than $0.005.

(4) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(5)  Annualized.


18      1-800-345-6488                        See Notes to Financial Statements


Independent Auditors' Report
--------------------------------------------------------------------------------

The Board of Directors and Shareholders,
American Century Variable Portfolios, Inc:

    We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VP Income & Growth Fund (the "Fund"), one of the funds comprising American Century Variable Portfolios, Inc., as of December 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period October 30, 1997 (inception) through December 31, 1997. These financial statements and the financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

    We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 2000 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of VP Income & Growth Fund as of December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Kansas City, Missouri
February 2, 2001


                                                www.americancentury.com      19


Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     AMERICAN CENTURY VP INCOME & GROWTH seeks current income and capital appreciation by investing in a diversified portfolio of common stocks. Its goal is to achieve a total return that exceeds the total return of the S&P 500. The fund's management team also targets a dividend yield that is higher than the yield of the S&P 500.

     Computer models are used as key tools in the management team's investment decisions. A stock-ranking model analyzes a sizable universe of stocks based on their expected return. The model looks at both growth and value measures such as cash flow, earnings growth, and price/earnings ratio. Once the stocks are ranked, another model creates a portfolio that balances high-ranking stocks with an overall risk level that is comparable to the fund's benchmark index.

COMPARATIVE INDICES

     The following indices are used in the report for fund performance comparisons. They are not investment products available for purchase.

     The S&P 500 is composed of 500 large-capitalization stocks traded on domestic exchanges. It is considered a broad measure of U.S. stock performance.

     The S&P MIDCAP 400 is composed of 400 mid-capitalization stocks traded on domestic exchanges. It is considered a broad measure of mid-sized stock performance.

     The S&P SMALLCAP 600 is composed of 600 small-capitalization stocks traded on domestic exchanges. It is considered a broad measure of small-company stock performance.

     The S&P/BARRA VALUE AND GROWTH indices split the S&P 500, MidCap 400, and SmallCap 600 indices into groups designed to track the two predominant investment styles in the U.S. equity market. The full S&P indices are divided according to price-to-book ratios, with the value indices containing firms with lower price-to-book ratios and the growth indices consisting of firms with higher price-to-book ratios. Each company is assigned to either the value or growth index so that the two style indices "add up" to the full indices.

[left margin]

INVESTMENT TEAM LEADERS
   Portfolio Managers
       KURT BORGWARDT
       JOHN SCHNIEDWIND


20      1-800-345-6488


Glossary
--------------------------------------------------------------------------------

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the "Financial Highlights" on page 18.

PORTFOLIO STATISTICS

* NUMBER OF COMPANIES -- the number of different companies held by the fund on a given date.

* PRICE/EARNINGS (P/E) RATIO -- a stock value measurement calculated by dividing a company's stock price by its earnings per share, with the result expressed as a multiple instead of as a percentage. (Earnings per share is calculated by dividing the after-tax earnings of a corporation by its outstanding shares.)

* PORTFOLIO TURNOVER -- the percentage of the fund's investment portfolio that is replaced during a given time period, usually a year. Actively managed portfolios tend to have higher turnover than passively managed portfolios such as index funds.

TYPES OF STOCKS

* BLUE CHIP STOCKS -- stocks of the most established companies in American industry. They are generally large, fairly stable companies that have demonstrated consistent earnings and usually have long-term growth potential. Examples include General Electric and Coca-Cola.

* CYCLICAL STOCKS -- generally considered to be stocks whose price and earnings fluctuations tend to follow the ups and downs of the business cycle. Examples include the stocks of automobile manufacturers, steel producers, and textile operators.

* GROWTH STOCKS -- stocks of companies that have experienced above-average earnings growth and appear likely to continue such growth. These stocks often sell at high P/E ratios. Examples can include the stocks of high-tech, health care, and consumer staple companies.

* LARGE-CAPITALIZATION ("LARGE-CAP") STOCKS -- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of more than $8.7 billion. This is Lipper's market-capitalization breakpoint as of December 31, 2000, although it may be subject to change based on market fluctuations. The Dow Jones Industrial Average and the S&P 500 are representative indexes of large-cap stock performance.

* MEDIUM-CAPITALIZATION ("MID-CAP") STOCKS -- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) between $2.3 billion and $8.7 billion. This is Lipper's market-capitalization breakpoint as of December 31, 2000, although it may be subject to change based on market fluctuations. The S&P 400 and Russell 2500 are representative of mid-cap stock performance.

* SMALL-CAPITALIZATION ("SMALL-CAP") STOCKS -- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of less than $2.3 billion. This is Lipper's market-capitalization breakpoint as of December 31, 2000, although it may be subject to change based on market fluctuations. The S&P 600 and the Russell 2000 are representative of small-cap stock performance.

* VALUE STOCKS -- generally considered to be stocks that are purchased because they are relatively inexpensive. These stocks are typically characterized by low P/E ratios.

EQUITY TERMS

* DIVIDEND YIELD --a percentage return calculated by dividing a company's annual cash dividend by the current market value of the company's stock.

* PRICE/BOOK RATIO -- a stock value measurement calculated by dividing a company's stock price by its book value per share, with the result expressed as a multiple instead of as a percentage. (Book value per share is calculated by subtracting a company's liabilities from its assets, then dividing that value by the number of outstanding shares.)


                                                www.americancentury.com      21


Glossary
--------------------------------------------------------------------------------
                                                                    (Continued)

FUND CLASSIFICATIONS

    Please be aware that the fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies, and risk potential are consistent with your needs.

INVESTMENT OBJECTIVE

    The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

* CAPITAL PRESERVATION -- offers taxable and tax-free money market funds for relative stability of principal and liquidity.

* INCOME -- offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and generally lower volatility levels than stock funds.

* GROWTH & INCOME -- offers funds that emphasize both growth and income provided by either dividend-paying equities or a combination of equity and fixed-income securities.

* GROWTH -- offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with corresponding high price-fluctuation risk.

RISK

    The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.

* CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price-fluctuation risk.

* MODERATE -- these funds generally provide moderate return potential with moderate price-fluctuation risk.

* AGGRESSIVE -- these funds generally provide high return potential with corresponding high price-fluctuation risk.


22      1-800-345-6488


Notes
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                                                www.americancentury.com      23


Notes
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24      1-800-345-6488


[back cover]


Who We Are

American Century offers investors more than 70 mutual funds spanning the investment spectrum. We currently manage $100 billion for roughly 2 million individuals, institutions and corporations, and offer a range of services designed to make investing easy and convenient.

For four decades, American Century has been a leader in performance, service and innovation. From pioneering the use of computer technology in investing to allowing investors to conduct transactions and receive financial advice over the Internet, we have been committed to building long-term relationships and to helping investors achieve their dreams.

In a very real sense, investors put their future in our hands. With so much at stake, our work continues to be guided by one central belief, shared by every person at American Century: WE SUCCEED ONLY IF OUR INVESTORS SUCCEED.

[left margin]

[american century logo and text logo (reg.sm)]

P.O. BOX 419385
KANSAS CITY, MISSOURI 64141-6385

WWW.AMERICANCENTURY.COM

INVESTMENT PROFESSIONAL SERVICE REPRESENTATIVES
1-800-345-6488

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-4360

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.


0101                                  American Century Investment Services, Inc.
SH-ANN-24096                       (c)2001 American Century Services Corporation